SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the period ended October 31, 2000.

RISING RATES WEIGH ON THE U.S. ECONOMY

After powering to an annualized 8.3% increase in the fourth quarter of 1999, gross domestic product (GDP) growth eased to an annualized 2.4% in the third quarter of 2000, as the Federal Reserve Board's (the Fed's) interest-rate increases began to take hold. Economic indicators from new home and auto sales to industrial production increasingly gave evidence that the slowdown was real. Toward the end of the reporting period, the question most commonly asked was whether the economy would slow too much, leading to a "hard landing" and recession, or if the Fed had successfully engineered a "soft landing," which would lead to slower growth with less of an inflation threat.

The wild cards in this scenario were the prices of oil and natural gas, both of which rose approximately 50%, during the period. Oil at 10-year highs and natural gas at all-time highs created some opposing forces on the U.S. economy. On the one hand, sky-high energy prices caused inflation to warm up, as evidenced by the 0.5% September increase in the Consumer Price Index, a commonly used measure of inflation. On the other hand, these same energy prices exerted a downward pressure on GDP growth as higher prices put a crimp on discretionary spending, lessening future inflationary pressures and the possibility that the Fed would raise rates again.


CONTENTS

Shareholder Letter ...................................................     1

Fund Reports

  Franklin Convertible Securities Fund ...............................     4

  Franklin Equity Income Fund ........................................    11

  Franklin Global Government Income Fund .............................    22

  Franklin Short-Intermediate U.S. Government
  Securities Fund ....................................................    32

Financial Highlights & Statements of Investments .....................    40

Financial Statements .................................................    62

Notes to Financial Statements ........................................    67

Independent Auditors' Report .........................................    74

Tax Designation ......................................................    75

"In an about-face from recent history, bonds significantly outperformed equities during the period..."


Despite these economic uncertainties, the U.S. consumer remained positive during the period under review. With unemployment hovering near 3.9%, a 30-year low, at the end of the period, consumer confidence stayed historically high. The tight job market made many people more secure about their careers and confident that the U.S. economy would continue its 10-year long expansion. This upbeat public sentiment was somewhat surprising, however, given the equity markets' less-than-stellar performances for the period and their negative returns since the beginning of 2000.

BONDS SHINE; STOCKS LOSE THEIR LUSTER

In an about-face from recent history, bonds significantly outperformed equities during the period, with a bulk of those gains occurring since May, when it appeared that the Fed was prepared to stop raising rates. Although the full fiscal year paints a picture of generally positive returns for the major U.S. equity indexes as a result of strong November and December 1999 performances when the Fed was increasing the money supply due to Y2K concerns, their performances year-to-date perhaps tell a truer story. For the first 10 months of 2000, the Dow Jones(R) Industrial Average, Nasdaq(R) and Standard & Poor's 500(R) (S&P 500(R)) Indexes returned -3.58%, -16.70% and -1.81%, respectively, with growth stocks performing poorly and value stocks holding up relatively well.

For the same 10-month period, the 10-year Treasury note posted a return of 10.59% and investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 5.93%. Several factors played a role in bonds' outperformance over equities. Slowing economic growth, a subdued inflation threat, heightened Middle East hostility and anticipation that the Fed will eventually cut short-term rates provided a favorable economic environment for bonds. Furthermore, the equity markets' volatility and dismal performances forced investors to look elsewhere for positive returns. However, high yield bonds suffered as investors worried that companies that issue such lower-rated debt would have a more difficult time paying the required interest and principal in a slower-growing economy.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ C B JOHNSON


Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY

[PYRAMID GRAPH]


FRANKLIN CONVERTIBLE
SECURITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
--------------------------------------------------------------------------------

The 12 months under review could be characterized as a period of exciting growth tempered by investor nervousness and confusion regarding the Federal Reserve Board's (the Fed's) actions. The economy continued its robust growth with low unemployment and little inflation, continuing one of the longest economic expansions in U.S. history. Much of the economy's success can be attributed to strong productivity gains garnered through the use of technology, enabling the U.S. to grow with moderate inflation.

However, the Fed was concerned that inflationary pressures might be felt due to an imbalance between aggregate supply and aggregate demand. This led the Fed to raise the key federal funds target rate by 125 basis points (1.25%) over the past year, to 6.5%. As a result, financial markets showed increased volatility including significant market corrections in March/April and September/October focused primarily on many of the leading growth sectors. There were initial signs that the Fed was achieving its goal of slightly lower economic growth to dampen inflationary pressures as gross domestic product (GDP) slowed to a 2.4% annualized rate in the third calendar quarter of 2000, the lowest pace since the second quarter of 1999. Despite the recent pullback, equity markets moved higher during the period



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 42.

led by the 14.32% gain in the Nasdaq Composite Index and the 6.09% increase in the Standard & Poor's 500 Composite Index (S&P 500). Leading the advance were energy, utilities and health care companies, because of the attractive growth prospects facing these sectors and lower anticipated risk levels when compared to Internet, technology and telecommunications companies.

For the 12-month period ended October 31, 2000, Franklin Convertible Securities Fund - Class A outperformed its benchmark, the Goldman Sachs Convertible 100 Bond Index, with a cumulative total return of +30.51% versus the 19.24% increase for the benchmark index, as shown in the Performance Summary beginning on page 8.(1) The Fund's strong performance relative to the index is mainly attributable to a combination of our sector and individual security selection. Areas of strength during the past year included energy, financials and select industries in the technology sector including electronics manufacturing services (EMS) and enterprise software.

Our overweight position relative to the benchmark index in oil and gas exploration and production companies, including Devon Energy, Newfield Exploration and EOG Resources, favorably impacted the Fund's performance. The improving supply and demand balance in domestic natural gas markets during the period led to higher gas pricing and improving profitability for these companies. A combination of factors including reduced drilling over the past several years and steadily rising demand due to strong electricity consumption and a healthy economy drove natural gas prices to all-time highs, peaking in early October. In addition, renewed emphasis on drilling activity should enable these companies to deliver better-than-expected production growth going forward.


(1.) Source: Standard & Poor's Micropal. The Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal-dollar weighted basis. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PORTFOLIO BREAKDOWN

[PIECHART]

Franklin Convertible Securities Fund
Based on Total Net Assets
10/31/00


Convertible Bonds
46.8%

Convertible
Preferred Stocks
44.0%

Common Stocks
2.5%

Short-Term
Investments &
Other Net Assets
6.7%

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/99 - 10/31/00

                                                     DIVIDEND PER SHARE
                                             ----------------------------------
MONTH                                           CLASS A                CLASS C
-------------------------------------------------------------------------------
November                                      5.00 cents             4.20 cents
December                                      6.00 cents*            5.11 cents*
January                                       5.00 cents             4.11 cents
February                                      5.00 cents             4.11 cents
March                                         5.00 cents             4.00 cents
April                                         5.00 cents             4.00 cents
May                                           5.00 cents             4.00 cents
June                                          5.00 cents             4.15 cents
July                                          5.00 cents             4.15 cents
August                                        6.25 cents             5.40 cents
September                                     6.25 cents             5.35 cents
October                                       6.25 cents             5.35 cents
-------------------------------------------------------------------------------
TOTAL                                        64.75 CENTS            53.93 CENTS

*Includes an additional 1.0 cent distribution to meet excise tax requirements.


Other areas of strength included select investments in the technology sector such as Solectron Corp. and Sanmina in the EMS industry and BEA Systems in the enterprise software industry. Solectron and Sanmina benefited from increased outsourcing of design, procurement, manufacturing and assembly services for a wide range of computing and telecommunications products. In the enterprise software industry, BEA Systems' flagship product, WebLogic, gained market share in the fast-growing application server market. Their robust and flexible e-commerce platform led to a sustainable competitive advantage over competitors in this rapidly growing field.

In our opinion, the Fund's recent outperformance is also attributable to our strategy of maintaining a balanced portfolio of convertible securities that will offer the appropriate combination of upside participation, current income and downside support. By reducing the portfolio's equity sensitivity, or delta, we were able to maintain the appropriate amount of downside protection. Similarly when positions lost delta, reducing their ability to appreciate with increases in the underlying common stock, we sought to redeploy the assets in more balanced convertible securities.

Looking forward, we remain optimistic about the prospects for U.S. financial markets given continued low unemployment, modest GDP growth and strong productivity gains. We believe the Fund is well positioned to take advantage of the favorable outlook for the domestic, convertible securities market. Ongoing increases in underlying common stock prices provide attractive upside participation, while the fixed-income nature of convertible securities offers current income and reduced volatility relative to the underlying equities, providing some downside protection.


/s/ EDWARD. B. JAMIESON

Edward. B. Jamieson


/s/ EDWARD D. PERKS

Edward D. Perks

Portfolio Management Team
Franklin Convertible Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                   +30.51%
Net Asset Value (NAV)                   $15.93 (10/31/00)   $12.74 (10/31/99)
Change in NAV                           +$3.19
Distributions (11/1/99-10/31/00)        Dividend Income     $0.6475

CLASS C
One-Year Total Return                   +29.54%
Net Asset Value (NAV)                   $15.86 (10/31/00)   $12.69 (10/31/99)
Change in NAV                           +$3.17
Distributions (11/1/99-10/31/00)        Dividend Income     $0.5393

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total return.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


8              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                1-YEAR    5-YEAR    10-YEAR    (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +35.67%  +92.48%    +347.31%   +370.43%
Average Annual Total Return(2)         +27.86%  +12.65%     +15.47%    +11.70%

                                                                       INCEPTION
CLASS C                                       1-YEAR       5-YEAR      (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +34.67%       +86.00%      +86.00%
Average Annual Total Return(2)               +32.30%       +12.99%      +12.99%

AS OF 10/31/00

SHARE CLASS                                                 A             C
--------------------------------------------------------------------------------
Distribution Rate(3)                                      4.44%          4.01%
30-Day Standardized Yield(4)                              4.12%          3.61%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on 10/31/00.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           9

FRANKLIN CONVERTIBLE
SECURITIES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

CLASS A (11/1/90 - 10/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Convertible Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index from 11/1/90-10/31/00.

      Date            Franklin Convertible       Goldman Sachs Convertible 100
                    Securities Fund - Class A             Bond Index
--------------------------------------------------------------------------------
   11/01/1990                 $9,421                        $10,000
   11/30/1990                 $9,853                        $10,560
   12/31/1990                $10,298                        $10,841
   01/31/1991                $10,696                        $11,432
   02/28/1991                $11,358                        $12,119
   03/31/1991                $11,784                        $12,389
   04/30/1991                $12,059                        $12,509
   05/31/1991                $12,518                        $12,967
   06/30/1991                $12,102                        $12,562
   07/31/1991                $12,615                        $12,904
   08/31/1991                $13,068                        $13,321
   09/30/1991                $13,090                        $13,285
   10/31/1991                $13,218                        $13,548
   11/30/1991                $13,055                        $13,193
   12/31/1991                $13,761                        $13,843
   01/31/1992                $14,105                        $14,512
   02/29/1992                $14,329                        $14,846
   03/31/1992                $14,135                        $14,674
   04/30/1992                $14,186                        $14,684
   05/31/1992                $14,456                        $14,731
   06/30/1992                $14,218                        $14,850
   07/31/1992                $14,727                        $15,370
   08/31/1992                $14,542                        $15,362
   09/30/1992                $14,761                        $15,676
   10/31/1992                $14,940                        $15,706
   11/30/1992                $15,572                        $16,068
   12/31/1992                $15,996                        $16,287
   01/31/1993                $16,421                        $16,657
   02/28/1993                $16,360                        $16,850
   03/31/1993                $17,005                        $17,418
   04/30/1993                $16,972                        $17,386
   05/31/1993                $17,434                        $17,821
   06/30/1993                $17,621                        $18,090
   07/31/1993                $17,823                        $18,045
   08/31/1993                $18,470                        $18,546
   09/30/1993                $18,764                        $18,569
   10/31/1993                $19,162                        $18,853
   11/30/1993                $18,807                        $18,785
   12/31/1993                $19,281                        $19,076
   01/31/1994                $19,805                        $19,545
   02/28/1994                $19,733                        $19,457
   03/31/1994                $19,011                        $18,876
   04/30/1994                $18,723                        $18,536
   05/31/1994                $18,794                        $18,591
   06/30/1994                $18,772                        $18,383
   07/31/1994                $19,188                        $18,771
   08/31/1994                $19,654                        $19,301
   09/30/1994                $19,568                        $19,038
   10/31/1994                $19,578                        $18,949
   11/30/1994                $19,016                        $18,283
   12/31/1994                $18,966                        $18,150
   01/31/1995                $18,846                        $18,509
   02/28/1995                $19,240                        $19,122
   03/31/1995                $19,790                        $19,686
   04/30/1995                $20,325                        $20,161
   05/31/1995                $20,931                        $20,739
   06/30/1995                $21,539                        $21,434
   07/31/1995                $22,412                        $22,092
   08/31/1995                $22,623                        $22,368
   09/30/1995                $23,045                        $22,630
   10/31/1995                $22,549                        $22,136
   11/30/1995                $23,135                        $23,020
   12/31/1995                $23,554                        $23,146
   01/31/1996                $23,989                        $23,806
   02/29/1996                $24,367                        $24,213
   03/31/1996                $24,615                        $24,547
   04/30/1996                $25,208                        $24,778
   05/31/1996                $25,725                        $25,221
   06/30/1996                $25,320                        $25,047
   07/31/1996                $24,396                        $24,213
   08/31/1996                $25,267                        $24,983
   09/30/1996                $26,261                        $25,800
   10/31/1996                $26,318                        $25,658
   11/30/1996                $27,278                        $26,523
   12/31/1996                $27,400                        $26,322
   01/31/1997                $28,626                        $26,793
   02/28/1997                $28,329                        $26,884
   03/31/1997                $27,710                        $26,677
   04/30/1997                $27,775                        $27,053
   05/31/1997                $29,169                        $28,319
   06/30/1997                $30,116                        $29,157
   07/31/1997                $31,694                        $30,889
   08/31/1997                $31,933                        $30,657
   09/30/1997                $33,283                        $32,196
   10/31/1997                $32,232                        $31,424
   11/30/1997                $32,495                        $31,317
   12/31/1997                $32,955                        $31,455
   01/31/1998                $32,481                        $31,326
   02/28/1998                $33,269                        $32,961
   03/31/1998                $33,557                        $34,177
   04/30/1998                $33,966                        $34,553
   05/31/1998                $32,999                        $33,620
   06/30/1998                $32,322                        $33,819
   07/31/1998                $31,517                        $33,068
   08/31/1998                $28,068                        $29,239
   09/30/1998                $28,631                        $29,803
   10/31/1998                $29,030                        $30,977
   11/30/1998                $30,045                        $32,359
   12/31/1998                $30,654                        $33,889
   01/31/1999                $31,355                        $34,964
   02/28/1999                $29,897                        $33,880
   03/31/1999                $29,847                        $34,479
   04/30/1999                $31,141                        $36,431
   05/31/1999                $31,802                        $36,781
   06/30/1999                $32,929                        $37,343
   07/31/1999                $32,515                        $37,224
   08/31/1999                $32,800                        $37,015
   09/30/1999                $32,695                        $36,171
   10/31/1999                $33,166                        $37,144
   11/30/1999                $34,544                        $38,329
   12/31/1999                $37,139                        $40,859
   01/31/2000                $37,977                        $41,182
   02/29/2000                $40,349                        $42,249
   03/31/2000                $41,726                        $43,372
   04/30/2000                $41,071                        $42,336
   05/31/2000                $40,379                        $41,582
   06/30/2000                $42,006                        $44,031
   07/31/2000                $41,329                        $43,499
   08/31/2000                $44,726                        $47,335
   09/30/2000                $44,357                        $46,019
   10/31/2000                $43,285                        $44,289

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                  +22.98%
5-Year                                                                  +12.58%
10-Year                                                                 +15.78%
Since Inception (4/15/87)                                               +11.42%

CLASS C (10/2/95 - 10/31/00)

                                  [LINE CHART]

This graph compares the performance of Franklin Convertible Securities Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index from 10/2/95-10/31/00.

      Date            Franklin Convertible        Goldman Sachs Convertible 100
                    Securities Fund - Class C              Bond Index
-------------------------------------------------------------------------------
   10/02/1995                 $9,901                         $10,000
   10/31/1995                 $9,708                          $9,782
   11/30/1995                 $9,964                         $10,172
   12/31/1995                $10,125                         $10,228
   01/31/1996                $10,317                         $10,520
   02/29/1996                $10,468                         $10,700
   03/31/1996                $10,571                         $10,847
   04/30/1996                $10,822                         $10,949
   05/31/1996                $11,032                         $11,145
   06/30/1996                $10,854                         $11,068
   07/31/1996                $10,451                         $10,700
   08/31/1996                $10,812                         $11,040
   09/30/1996                $11,232                         $11,401
   10/31/1996                $11,245                         $11,338
   11/30/1996                $11,659                         $11,720
   12/31/1996                $11,697                         $11,631
   01/31/1997                $12,214                         $11,840
   02/28/1997                $12,079                         $11,880
   03/31/1997                $11,807                         $11,788
   04/30/1997                $11,827                         $11,955
   05/31/1997                $12,416                         $12,514
   06/30/1997                $12,803                         $12,884
   07/31/1997                $13,469                         $13,650
   08/31/1997                $13,564                         $13,547
   09/30/1997                $14,123                         $14,227
   10/31/1997                $13,667                         $13,886
   11/30/1997                $13,780                         $13,839
   12/31/1997                $13,957                         $13,900
   01/31/1998                $13,756                         $13,843
   02/28/1998                $14,071                         $14,565
   03/31/1998                $14,184                         $15,103
   04/30/1998                $14,348                         $15,269
   05/31/1998                $13,939                         $14,857
   06/30/1998                $13,643                         $14,944
   07/31/1998                $13,294                         $14,613
   08/31/1998                $11,826                         $12,920
   09/30/1998                $12,056                         $13,170
   10/31/1998                $12,217                         $13,689
   11/30/1998                $12,638                         $14,299
   12/31/1998                $12,888                         $14,976
   01/31/1999                $13,176                         $15,450
   02/28/1999                $12,554                         $14,971
   03/31/1999                $12,535                         $15,236
   04/30/1999                $13,061                         $16,099
   05/31/1999                $13,331                         $16,253
   06/30/1999                $13,798                         $16,502
   07/31/1999                $13,616                         $16,449
   08/31/1999                $13,717                         $16,357
   09/30/1999                $13,675                         $15,984
   10/31/1999                $13,864                         $16,414
   11/30/1999                $14,434                         $16,938
   12/31/1999                $15,501                         $18,055
   01/31/2000                $15,842                         $18,198
   02/29/2000                $16,837                         $18,669
   03/31/2000                $17,391                         $19,166
   04/30/2000                $17,106                         $18,708
   05/31/2000                $16,816                         $18,375
   06/30/2000                $17,476                         $19,457
   07/31/2000                $17,184                         $19,222
   08/31/2000                $18,580                         $20,917
   09/30/2000                $18,416                         $20,336
   10/31/2000                $17,959                         $19,571

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  +27.23%
5-Year                                                                  +12.86%
Since Inception (10/2/95)                                               +12.20%

*Source: Standard & Poor's Micropal. The Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal-dollar weighted basis.

10                          Past performance does not guarantee future results.

FRANKLIN EQUITY INCOME FUND
       FUND CATEGORY
      [PYRAMID CHART]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The stock market switched gears during the 12 months ended October 31, 2000. In the first part of the Fund's fiscal year, markets rebounded strongly, and growth stocks outperformed their value counterparts. At its peak in March, the technology-heavy Nasdaq Composite Index was up 70%, while most value indexes were down approximately 10%. Toward the end of March, however, cracks surfaced in "new economy" (technology-, Internet- and telecommunications-related) growth stocks, whose valuations are often largely based on anticipated profits rather than actual earnings. Investors began to question the valuations, growth rates and even the long-term viability of many technology and Internet companies' business models.

Many "old economy" (basic materials, industrial cyclicals, conventional retailers) sectors also performed poorly. Investors acted upon concerns that the Federal Reserve Board's (the Fed's) 125 basis points in interest rate hikes during the period, coupled with a weakening euro and higher oil prices, would cause a severe slowdown in the economy and corporate profits. Companies in deeply cyclical sectors, which are especially vulnerable to a


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 48.

TOP FIVE INVESTMENT SECTORS
Franklin Equity Income Fund
10/31/00

                                                                        % OF TOTAL
                                                                         NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                   14.9%
Communications                                                            10.9%
Electronic Technology                                                      9.1%
Consumer Non-Durables                                                      8.5%
Health Technology                                                          8.3%


slower economy, suffered the most. These included basic materials (papers, chemicals and steel), capital goods and manufacturing companies. Sectors dependent on consumer spending, such as retail, also fell. Bank stocks suffered as well, amid worries about increasing credit problems of consumers and corporations in a much slower economy.

Despite recent corrections, the overall valuation disparity between growth and value issues widened to unprecedented proportions. On October 31, 2000, stocks comprising the Russell 3000(R) Value Index were selling at approximately 27.5 times earnings, compared with 29.5 two years ago. Russell 3000 Growth Index stocks, on the other hand, grew from a multiple of 48.6 times earnings two years ago to approximately 60.9 at the end of the reporting period.(1)

PORTFOLIO NOTES

For the year ended October 31, 2000, Franklin Equity Income Fund - Class A delivered a +14.05% cumulative total return, as shown in the Performance Summary beginning on page 18, while the Russell 3000 Value Index, our benchmark, increased 6.31%.(1) The Fund compared favorably with the Lipper Equity Income Fund's total return of 6.06%.(2) The Fund's excellent performance can be attributed largely to its overweight exposure to electric utilities, real estate investment trusts (REITs), health technology, consumer non-durables and insurance (finance) sectors. Many stocks in these sectors suited our highly disciplined approach to value investing, which focuses on stocks that are selling at


(1.) Source: Standard and Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.


(2.) Source: Lipper Analytical Services, Inc. Lipper Analytical Services is a nationally recognized mutual fund research organization. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. If these factors had been considered, the Fund's performance relative to the average may have differed. Past performance does not guarantee future results.

attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. In addition, such stocks' non-cyclical and defensive nature along with their emphasis on domestic operations benefited the Fund during the reporting period's volatile market environment. Our underweight allocations in technology and basic materials stocks, which did not perform well during the period, also contributed to the Fund's relative performance.

Our strategy of investing in high dividend-yielding stocks also contributed to the Fund's history of less volatile returns. As of October 31, 2000, Franklin Equity Income Fund placed in the top 8% of Lipper Equity Income Funds Objective Average's universe of 113 funds in terms of lowest volatility over the past five years, while its 2.60% distribution yield compared with 1.44% for Lipper's average equity income fund category of 190 funds for the same period.(2)

As mentioned earlier, our overweight exposure in utilities and REITs proved beneficial to the Fund's performance. Utilities stocks were among the stock market's best performers during the period after underperforming the S&P 500 since 1993. The combination of extremely attractive dividend yields, industry consolidation and earnings growth were largely responsible for their improved relative performance. REITs were selling at historically low valuations. Many were selling below our estimate of their net asset values and offered, on average, yields greater than 7%. We continue to believe that both sectors offer excellent total return potential and downside risk protection. As of October 31, 2000, utilities represented 7.1% of the Fund's total net assets, and REITs 5.9%.

The health technology and consumer non-durable sectors also generated superior returns. Many health care industry leaders including Johnson & Johnson, Merck, Abbott Laboratories, Bristol-Myers Squibb and American Home Products traded at


WHAT ARE BOOK VALUE AND NORMALIZED EARNINGS?

Book value seeks to determine the net asset value of a company's securities, using the following formula: Total net assets are derived by subtracting intangible assets and any long-term liabilities and equity issues that have a prior claim from total assets. This figure is then divided by the number of bonds, shares of preferred stock, or shares of common stock, to give the net asset value, or "book value" per bond or per share of preferred or common stock. Normalized earnings refer to a company's earnings, adjusted for cyclical ups and downs in the economy.*

*Source: Barron's Dictionary of Finance and Investment Terms, 1995.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Verizon Communications                                                     3.2%
Communications

SBC Communications Inc.                                                    3.2%
Communications

Abbott Laboratories                                                        2.2%
Health Technology

PerkinElmer Inc.                                                           2.1%
Electronic Technology

Bristol-Myers Squibb Co.                                                   2.0%
Health Technology

Fleet Boston Financial Corp.                                               1.8%
Finance

Conoco Inc., B                                                             1.7%
Energy Minerals

Electronic Data Systems Corp.                                              1.7%
Technology Services

Emerson Electric Co.                                                       1.6%
Producer Manufacturing

Lincoln National Corp.                                                     1.6%
Finance


substantial discounts, compared to their industry peers during the period, providing us with what we believed to be exceptional investment opportunities. We also initiated new positions in consumer non-durable names such as Procter & Gamble, Kimberly-Clark and R.J. Reynolds. These stocks have attractive valuations and high dividend yields, and we expect them to outperform in a slowing economic environment. During the period, the Fund benefited from Unilever's acquisition of Fund holding Bestfoods at a premium to its stock price. As of October 31, 2000, health technology represented 8.3% of the Fund's total net assets, and consumer non-durables 8.5%.

Believing telecommunications companies possessed exciting growth prospects and their stocks traded at reasonable valuations, we maintained a significant weighting in the sector. The Fund's two largest holdings -- Verizon Communications and SBC Communications -- are telecommunications companies. Demand for telecommunications services is accelerating in response to the Internet's growth, yet most of these companies were selling for less than 25 times estimated earnings, compared with multiples in excess of 50 times earnings for most technology companies, by the end of the year under review. In our opinion, leaders in the field will benefit from their smaller competitors' inability to raise more capital in this competitive market. As of October 31, 2000, communications represented 10.9% of the Fund's total net assets.

We took advantage of our decision last year to relax restrictive minimum dividend yield requirements and increase the Fund's exposure to convertible securities. This change gave us the latitude to invest in sectors such as technology, where companies with higher growth rates choose to pay out little or no dividends because they need to reinvest more capital back into their busi-

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/99 - 10/31/00

                                            DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                          CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
November                      4.3 cents           3.17 cents          3.12 cents
December                      4.3 cents           3.15 cents          2.96 cents
January                       4.3 cents           3.15 cents          2.96 cents
February                      4.3 cents           3.15 cents          2.96 cents
March                         4.3 cents           3.27 cents          3.14 cents
April                         4.3 cents           3.27 cents          3.14 cents
May                           4.3 cents           3.27 cents          3.14 cents
June                          4.3 cents           3.33 cents          3.27 cents
July                          4.3 cents           3.33 cents          3.27 cents
August                        4.3 cents           3.33 cents          3.27 cents
September                     4.3 cents           3.26 cents          3.18 cents
October                       4.3 cents           3.26 cents          3.18 cents
--------------------------------------------------------------------------------
TOTAL                        51.6 CENTS          38.94 CENTS         37.59 CENTS


nesses. In general, we were looking for entrenched industry leaders in rapidly growing markets that still made sense from our valuation standpoint. With these criteria in mind, we were able to uncover some attractive technology investments that met our investment parameters. We also remained diligent in adding to or selling existing technology positions depending on our assessment of their intrinsic values and long-term growth rates. During the period, we purchased stocks in LSI and Vitesse Semiconductor. We also trimmed our position and took a profit in PerkinElmer, one of our best-performing stocks. As of October 31, 2000, convertible stocks and bonds grew from 9.0% to 10.9% of the Fund's total net assets, while below market dividend-yielding stocks represented 6.2%.

Unfortunately, we made our share of mistakes during the Fund's past fiscal year as well. For example, our investment in AT&T did not meet our expectations. AT&T's long distance business, which represented approximately half of corporate profits, declined at a faster rate than we anticipated. Moreover, their foray into cable has proven to be more costly and difficult than we ever imagined. In response, we pared back our position in AT&T during the period. The basic materials sector, which was a strong performer last year, also impaired the Fund's performance this year. These notoriously cyclical stocks started to decline as investors feared that the combination of the Fed tightening, a weak euro and high oil prices would stunt earnings growth. We took a proactive role in paring down our exposure to this group by reducing our holdings in several chemical and paper companies.

Looking forward, we anticipate continued high levels of financial market volatility. Within such an environment, we expect to find numerous exciting investment opportunities, as many stocks of high-quality, dividend-paying companies will still be selling at bargain prices. Such stocks offered at depressed levels can provide substantial upside potential even in a slowing economy. In addition, if growth stocks continue to tumble and investors seek safety and better value elsewhere, high yielding stocks can be excellent performers in the years ahead. Thus, we believe the Fund's relative dividend-yield discipline positions us well to take advantage of such future market trends.

/s/ FRANK M. FELICELLI

Frank M. Felicelli


/s/ DEREK M. TANER

Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND


PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                   +14.05%
Net Asset Value (NAV)                   $19.82 (10/31/00)         $19.20 (10/31/99)
Change in NAV                           +$0.62
Distributions (11/1/99-10/31/00)        Dividend Income           $0.5160
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.7945
CLASS B
One-Year Total Return                   +13.17%
Net Asset Value (NAV)                   $19.76 (10/31/00)         $19.16 (10/31/99)
Change in NAV                           +$0.60
Distributions (11/1/99-10/31/00)        Dividend Income           $0.3894
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.6679
CLASS C
One-Year Total Return                   +13.26%
Net Asset Value (NAV)                   $19.77 (10/31/00)         $19.14 (10/31/99)
Change in NAV                           +$0.63
Distributions (11/1/99-10/31/00)        Dividend Income           $0.3759
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.6544

Franklin Equity Income Fund paid distributions derived from long-term capital gains of $1.2177 per share in December 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code
Section 852(b)(3).

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


18            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR    5-YEAR    10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +12.53%  +82.49%    +291.81%     +351.34%
Average Annual Total Return(2)         +6.06%  +11.45%     +13.96%      +12.23%

                                                                      INCEPTION
CLASS B                                                 1-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +11.71%        +10.43%
Average Annual Total Return(2)                          +7.71%         +3.65%

                                                                     INCEPTION
CLASS C                                       1-YEAR     5-YEAR      (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +11.75%    +76.33%      +76.33%
Average Annual Total Return(2)                 +9.64%    +11.79%      +11.79%

AS OF 10/31/00

SHARE CLASS                                             A        B        C
--------------------------------------------------------------------------------
Distribution Rate(3)                                  2.45%    1.98%    1.91%
30-Day Standardized Yield(4)                          2.49%    1.94%    1.92%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Class B) per share on 10/31/00.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          19

FRANKLIN EQUITY
INCOME FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (11/1/90 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Equity Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 11/1/90-10/31/00.

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class A                            Average
-----------------------------------------------------------------------------------
    11/01/1990           $9,421          $10,000           $10,000          $10,000
    11/30/1990          $10,025          $10,689           $10,606          $10,022
    12/31/1990          $10,136          $10,964           $10,843          $10,022
    01/31/1991          $10,506          $11,479           $11,276          $10,082
    02/28/1991          $11,153          $12,266           $12,002          $10,097
    03/31/1991          $11,298          $12,482           $12,245          $10,112
    04/30/1991          $11,382          $12,575           $12,321          $10,128
    05/31/1991          $11,850          $13,050           $12,831          $10,158
    06/30/1991          $11,361          $12,497           $12,361          $10,187
    07/31/1991          $11,822          $13,007           $12,846          $10,203
    08/31/1991          $12,173          $13,254           $13,140          $10,232
    09/30/1991          $12,199          $13,164           $13,129          $10,277
    10/31/1991          $12,400          $13,377           $13,320          $10,293
    11/30/1991          $12,137          $12,700           $12,851          $10,323
    12/31/1991          $12,995          $13,749           $13,860          $10,330
    01/31/1992          $12,927          $13,844           $13,851          $10,345
    02/29/1992          $13,111          $14,205           $14,091          $10,383
    03/31/1992          $12,947          $14,003           $13,923          $10,435
    04/30/1992          $13,568          $14,550           $14,312          $10,450
    05/31/1992          $13,701          $14,644           $14,429          $10,465
    06/30/1992          $13,803          $14,527           $14,298          $10,502
    07/31/1992          $14,454          $15,086           $14,797          $10,524
    08/31/1992          $14,222          $14,638           $14,559          $10,554
    09/30/1992          $14,141          $14,846           $14,682          $10,583
    10/31/1992          $14,005          $14,886           $14,655          $10,621
    11/30/1992          $14,394          $15,409           $15,040          $10,635
    12/31/1992          $14,717          $15,799           $15,315          $10,628
    01/31/1993          $15,057          $16,288           $15,531          $10,680
    02/28/1993          $15,500          $16,819           $15,851          $10,717
    03/31/1993          $15,911          $17,327           $16,322          $10,755
    04/30/1993          $15,882          $17,090           $16,152          $10,785
    05/31/1993          $16,114          $17,449           $16,391          $10,800
    06/30/1993          $16,247          $17,815           $16,539          $10,815
    07/31/1993          $16,414          $18,024           $16,638          $10,815
    08/31/1993          $17,009          $18,680           $17,232          $10,846
    09/30/1993          $17,120          $18,747           $17,215          $10,868
    10/31/1993          $17,381          $18,775           $17,421          $10,913
    11/30/1993          $17,201          $18,379           $17,188          $10,920
    12/31/1993          $17,341          $18,746           $17,480          $10,920
    01/31/1994          $17,746          $19,451           $17,990          $10,950
    02/28/1994          $17,255          $18,844           $17,546          $10,987
    03/31/1994          $16,528          $18,130           $16,853          $11,025
    04/30/1994          $16,657          $18,462           $17,091          $11,040
    05/31/1994          $16,866          $18,652           $17,280          $11,048
    06/30/1994          $16,828          $18,203           $17,018          $11,085
    07/31/1994          $17,273          $18,745           $17,486          $11,115
    08/31/1994          $17,956          $19,304           $18,029          $11,160
    09/30/1994          $17,608          $18,709           $17,687          $11,190
    10/31/1994          $17,721          $18,906           $17,804          $11,198
    11/30/1994          $17,219          $18,142           $17,175          $11,212
    12/31/1994          $17,284          $18,385           $17,318          $11,212
    01/31/1995          $17,774          $18,881           $17,704          $11,257
    02/28/1995          $18,123          $19,623           $18,297          $11,302
    03/31/1995          $18,383          $20,020           $18,721          $11,339
    04/30/1995          $18,786          $20,648           $19,156          $11,377
    05/31/1995          $19,178          $21,476           $19,773          $11,400
    06/30/1995          $19,283          $21,811           $19,966          $11,422
    07/31/1995          $19,533          $22,575           $20,442          $11,422
    08/31/1995          $19,718          $22,929           $20,658          $11,452
    09/30/1995          $20,406          $23,709           $21,346          $11,475
    10/31/1995          $20,232          $23,403           $21,135          $11,513
    11/30/1995          $20,915          $24,564           $22,082          $11,505
    12/31/1995          $21,732          $25,195           $22,667          $11,497
    01/31/1996          $22,245          $25,921           $23,229          $11,565
    02/29/1996          $22,040          $26,136           $23,392          $11,602
    03/31/1996          $22,210          $26,591           $23,703          $11,662
    04/30/1996          $22,269          $26,750           $23,935          $11,707
    05/31/1996          $22,439          $27,117           $24,296          $11,730
    06/30/1996          $22,792          $27,106           $24,362          $11,737
    07/31/1996          $21,966          $26,038           $23,519          $11,759
    08/31/1996          $22,321          $26,821           $24,093          $11,781
    09/30/1996          $22,861          $27,851           $24,972          $11,819
    10/31/1996          $23,332          $28,849           $25,562          $11,857
    11/30/1996          $24,402          $30,885           $27,003          $11,879
    12/31/1996          $24,499          $30,632           $26,841          $11,879
    01/31/1997          $25,144          $32,010           $27,783          $11,917
    02/28/1997          $25,645          $32,465           $28,222          $11,954
    03/31/1997          $25,205          $31,329           $27,364          $11,984
    04/30/1997          $25,372          $32,557           $28,169          $11,999
    05/31/1997          $26,707          $34,452           $29,792          $11,991
    06/30/1997          $27,495          $35,957           $30,888          $12,006
    07/31/1997          $28,808          $38,542           $32,843          $12,020
    08/31/1997          $28,365          $37,359           $31,848          $12,043
    09/30/1997          $29,820          $39,638           $33,463          $12,073
    10/31/1997          $29,025          $38,532           $32,479          $12,103
    11/30/1997          $30,309          $40,108           $33,554          $12,096
    12/31/1997          $31,165          $41,299           $34,366          $12,081
    01/31/1998          $30,948          $40,700           $34,304          $12,104
    02/28/1998          $32,137          $43,411           $36,184          $12,127
    03/31/1998          $33,836          $45,981           $37,848          $12,150
    04/30/1998          $33,393          $46,280           $37,776          $12,172
    05/31/1998          $32,886          $45,502           $37,225          $12,194
    06/30/1998          $32,827          $46,008           $37,396          $12,209
    07/31/1998          $31,900          $44,945           $36,304          $12,224
    08/31/1998          $29,365          $38,226           $31,933          $12,238
    09/30/1998          $30,912          $40,416           $33,699          $12,253
    10/31/1998          $32,205          $43,386           $35,768          $12,282
    11/30/1998          $33,244          $45,339           $37,252          $12,282
    12/31/1998          $33,249          $46,871           $38,120          $12,275
    01/31/1999          $32,617          $47,134           $37,850          $12,304
    02/28/1999          $32,053          $46,271           $37,127          $12,319
    03/31/1999          $32,469          $47,132           $37,866          $12,356
    04/30/1999          $35,037          $51,529           $40,637          $12,446
    05/31/1999          $35,421          $51,112           $40,239          $12,446
    06/30/1999          $35,843          $52,625           $41,458          $12,446
    07/31/1999          $34,868          $51,104           $40,356          $12,484
    08/31/1999          $34,033          $49,213           $39,306          $12,514
    09/30/1999          $33,091          $47,545           $37,884          $12,574
    10/31/1999          $33,784          $50,012           $39,213          $12,596
    11/30/1999          $33,418          $49,662           $38,931          $12,604
    12/31/1999          $33,514          $49,985           $39,406          $12,604
    01/31/2000          $32,474          $48,376           $37,845          $12,642
    02/29/2000          $30,746          $45,221           $35,575          $12,716
    03/31/2000          $33,676          $50,336           $39,022          $12,821
    04/30/2000          $34,028          $49,807           $38,967          $12,828
    05/31/2000          $34,723          $50,246           $39,501          $12,844
    06/30/2000          $33,958          $48,206           $38,624          $12,910
    07/31/2000          $34,270          $48,876           $38,802          $12,940
    08/31/2000          $36,690          $51,559           $41,083          $12,940
    09/30/2000          $37,238          $51,982           $40,931          $13,007
    10/31/2000          $38,529          $53,162           $41,582          $13,030

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   +7.50%
5-Year                                                                  +12.41%
10-Year                                                                 +14.44%
Since Inception (3/15/88)                                               +12.45%


CLASS B (1/1/99 - 10/31/00)

This graph compares the performance of Franklin Equity Income Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 1/1/99-10/31/00.

                                  [LINE CHART]

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class B                            Average
-----------------------------------------------------------------------------------
    01/01/1999          $10,000          $10,000           $10,000          $10,000
    01/31/1999           $9,805          $10,056            $9,929          $10,024
    02/28/1999           $9,629           $9,872            $9,739          $10,036
    03/31/1999           $9,748          $10,056            $9,933          $10,066
    04/30/1999          $10,513          $10,994           $10,660          $10,140
    05/31/1999          $10,617          $10,905           $10,556          $10,140
    06/30/1999          $10,732          $11,228           $10,876          $10,140
    07/31/1999          $10,435          $10,903           $10,586          $10,170
    08/31/1999          $10,179          $10,500           $10,311          $10,194
    09/30/1999          $ 9,885          $10,144           $9,938           $10,243
    10/31/1999          $10,087          $10,670           $10,287          $10,262
    11/30/1999           $9,966          $10,595           $10,213          $10,268
    12/31/1999          $10,000          $10,664           $10,337          $10,268
    01/31/2000           $9,677          $10,321            $9,928          $10,299
    02/29/2000           $9,160           $9,648            $9,332          $10,360
    03/31/2000          $10,023          $10,739           $10,236          $10,444
    04/30/2000          $10,116          $10,626           $10,222          $10,451
    05/31/2000          $10,317          $10,720           $10,362          $10,463
    06/30/2000          $10,084          $10,285           $10,132          $10,518
    07/31/2000          $10,171          $10,428           $10,179          $10,542
    08/31/2000          $10,880          $11,000           $10,777          $10,542
    09/30/2000          $11,043          $11,090           $10,737          $10,597
    10/31/2000          $11,014          $11,342           $10,908          $10,615


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS B
--------------------------------------------------------------------------------
1-Year                                                                   +9.17%
Since Inception (1/1/99)                                                 +5.41%


20                  Past performance does not guarantee future results.

CLASS C (10/2/95-10/31/02)

                                  [LINE CHART]

This graph compares the performance of Franklin Equity Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 10/2/95-10/31/00.

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class C                            Average
-----------------------------------------------------------------------------------
    10/02/1995           $9,903          $10,000           $10,000          $10,000
    10/31/1995           $9,843           $9,871            $9,901          $10,033
    11/30/1995          $10,184          $10,361           $10,345          $10,026
    12/31/1995          $10,548          $10,627           $10,619          $10,019
    01/31/1996          $10,800          $10,933           $10,882          $10,078
    02/29/1996          $10,697          $11,024           $10,958          $10,110
    03/31/1996          $10,775          $11,215           $11,104          $10,163
    04/30/1996          $10,800          $11,283           $11,213          $10,203
    05/31/1996          $10,872          $11,437           $11,382          $10,222
    06/30/1996          $11,040          $11,433           $11,413          $10,228
    07/31/1996          $10,634          $10,982           $11,018          $10,247
    08/31/1996          $10,794          $11,313           $11,287          $10,267
    09/30/1996          $11,049          $11,747           $11,699          $10,300
    10/31/1996          $11,266          $12,168           $11,975          $10,333
    11/30/1996          $11,771          $13,027           $12,650          $10,352
    12/31/1996          $11,815          $12,920           $12,574          $10,352
    01/31/1997          $12,119          $13,501           $13,016          $10,386
    02/28/1997          $12,352          $13,693           $13,221          $10,418
    03/31/1997          $12,140          $13,214           $12,819          $10,444
    04/30/1997          $12,208          $13,732           $13,196          $10,456
    05/31/1997          $12,839          $14,531           $13,956          $10,450
    06/30/1997          $13,206          $15,166           $14,470          $10,463
    07/31/1997          $13,830          $16,257           $15,386          $10,475
    08/31/1997          $13,602          $15,758           $14,920          $10,495
    09/30/1997          $14,301          $16,719           $15,676          $10,521
    10/31/1997          $13,903          $16,252           $15,215          $10,548
    11/30/1997          $14,510          $16,917           $15,719          $10,541
    12/31/1997          $14,912          $17,419           $16,099          $10,529
    01/31/1998          $14,799          $17,167           $16,070          $10,549
    02/28/1998          $15,359          $18,310           $16,951          $10,569
    03/31/1998          $16,163          $19,394           $17,731          $10,589
    04/30/1998          $15,933          $19,520           $17,697          $10,608
    05/31/1998          $15,681          $19,192           $17,439          $10,627
    06/30/1998          $15,650          $19,405           $17,519          $10,640
    07/31/1998          $15,198          $18,957           $17,007          $10,652
    08/31/1998          $13,979          $16,123           $14,960          $10,665
    09/30/1998          $14,707          $17,047           $15,787          $10,678
    10/31/1998          $15,316          $18,300           $16,756          $10,704
    11/30/1998          $15,802          $19,123           $17,452          $10,704
    12/31/1998          $15,787          $19,770           $17,858          $10,697
    01/31/1999          $15,485          $19,880           $17,731          $10,723
    02/28/1999          $15,207          $19,516           $17,393          $10,736
    03/31/1999          $15,395          $19,879           $17,739          $10,768
    04/30/1999          $16,606          $21,734           $19,037          $10,847
    05/31/1999          $16,770          $21,558           $18,851          $10,847
    06/30/1999          $16,960          $22,196           $19,422          $10,847
    07/31/1999          $16,488          $21,555           $18,905          $10,879
    08/31/1999          $16,083          $20,757           $18,414          $10,905
    09/30/1999          $15,626          $20,054           $17,747          $10,958
    10/31/1999          $15,944          $21,094           $18,370          $10,977
    11/30/1999          $15,762          $20,947           $18,238          $10,984
    12/31/1999          $15,795          $21,083           $18,460          $10,984
    01/31/2000          $15,291          $20,404           $17,729          $11,017
    02/29/2000          $14,472          $19,074           $16,666          $11,082
    03/31/2000          $15,844          $21,231           $18,281          $11,173
    04/30/2000          $16,000          $21,008           $18,255          $11,179
    05/31/2000          $16,317          $21,193           $18,505          $11,193
    06/30/2000          $15,947          $20,332           $18,094          $11,251
    07/31/2000          $16,085          $20,615           $18,177          $11,277
    08/31/2000          $17,206          $21,747           $19,246          $11,277
    09/30/2000          $17,462          $21,925           $19,175          $11,335
    10/31/2000          $18,059          $22,423           $19,480          $11,355


AVERAGE ANNUAL TOTAL
RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  +11.16%
5-Year                                                                  +12.68%
Since Inception (10/2/95)                                               +12.33%


*Source: Standard and Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

**Source: Lipper Analytical Services, Inc. The Lipper Equity Income Funds Average comprised 190 funds as of 10/31/00. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. If these factors had been considered, the Fund's performance relative to the average may have differed.


Past performance does not guarantee future results.                          21

                                 FUND CATEGORY
                                [PYRAMID CHART]


FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

At the beginning of the year under review, investors continued to lose their optimism that interest rates would head lower, mostly because of upward revisions of global economic growth forecasts but also partly due to the potential negative effect of higher oil prices on inflation. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and tighter monetary policy stances by the world's central banks. Thus, the positive trend in global growth led to the consensus view that the industrial economies, except perhaps for Japan, had reached the bottom of their respective interest-rate cycles. However, during the second half of the period, inflation expectations improved as oil prices somewhat stabilized, albeit at higher levels, and economic data began to indicate growth rates were converging toward more sustainable levels going forward.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

During the 12 months ended October 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 5.20% in local currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI fell 4.65% by this measure. The J.P. Morgan U.S. Government Bond Index, a benchmark index for U.S. Treasuries, posted a positive 8.40% return for the period.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve Board increased the federal funds target rate and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter resulted in generally positive returns for the U.S. bond market, as mentioned earlier.

European bonds rose 4.65% in local currency terms, as all European bond markets offered positive returns. The U.K. index rose 6.29% despite the Bank of England's interest-rate increases.(3) The Euroland (the 11 countries making up the European Monetary Union or EMU) bond market also posted positive returns, but principally due to interest payments obtained from holding such bonds, which offset their price


(1.) Source: Standard and Poor's Micropal. The J.P. Morgan Global Government Bond Index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.

(2.) Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of October 31, 2000, the index included 103 issues with a market value of US$1,570 billion.

(3.) Source: J.P. Morgan, Government Bond Index Monitor.

declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 4.20% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3) Denmark performed in line with the Euroland countries, while Sweden outperformed all Euroland bond markets, rising 7.75% as a result of the government's commitment to buy back debt with the fiscal surpluses in excess of the annual budget expectations.(3)

Elsewhere, the Japanese index climbed 1.73% for the 12-month period, despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns were less severe in these countries, partly as a result of rising commodity prices, which supported their currencies and helped contain inflation. Although they outperformed the global bond markets in general, only New Zealand outperformed the U.S. in local currency terms.

Emerging market bond prices rose during the 12-month period, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former improved export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter reduced the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging

COUNTRY DISTRIBUTION
Franklin Global Government
Income Fund
Based on Total Net Assets

COUNTRY                                                 10/31/00        10/31/99
--------------------------------------------------------------------------------
U.S.                                                      18.9%           20.8%
Brazil                                                    10.3%            8.0%
Germany                                                    8.4%           12.2%
Canada                                                     7.4%            6.4%
Venezuela                                                  7.2%            5.3%
Italy                                                      4.8%            7.6%
Mexico                                                     4.4%            4.6%
U.K.                                                       4.3%            4.0%
Australia                                                  4.2%            4.1%
Netherlands                                                3.7%            0.0%
France                                                     3.6%            0.0%
South Korea                                                3.6%            0.0%
Argentina                                                  3.5%            5.5%
Sweden                                                     3.3%            3.3%
Turkey                                                     2.7%            3.9%
Spain                                                      2.6%            7.1%
Denmark                                                    2.2%            2.2%
New Zealand                                                2.1%            4.4%
Belgium                                                    2.0%            0.0%
Panama                                                     0.8%            0.6%

Market Bond Global Index increased 18.18% during the period.(4) Bond prices of all countries in the index rose, except for those of Ivory Coast, Columbia, Nigeria and the Philippines. Russian bonds were the best performers, rising 114.75%, followed by those of Ecuador, Algeria and Croatia.(3) Prices of Russian bonds recovered as a result of improved credit fundamentals and the successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations. Ecuadorian bonds rebounded as well upon the restructuring of its defaulted debt. Brazilian bonds performed strongly as the economy continued to improve following the implementation of economic measures designed to stabilize the country's fiscal accounts.

PORTFOLIO NOTES

During the period under review, Franklin Global Government Income Fund attempted to maximize its return by allocating approximately 70%-75% of its assets to intermediate- and long-term global investment-grade bonds and approximately 25%-30% of its assets to the highest quality and most liquid, below investment-grade bonds available in the emerging markets. The Fund's managers believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. The Fund's allocation to emerging markets added positively to its performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds over the 12 months.



(4.) Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/99 - 10/31/00

                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                CLASS A         CLASS C       ADVISOR CLASS
--------------------------------------------------------------------------------
November                             5 cents        4.71 cents     5.08 cents
December                             5 cents        4.67 cents     5.08 cents
January                              5 cents        4.67 cents     5.11 cents
February                             5 cents        4.67 cents     5.07 cents
March                                5 cents        4.71 cents     5.08 cents
April                                5 cents        4.71 cents     5.07 cents
May                                  5 cents        4.71 cents     5.07 cents
June                                 5 cents        4.67 cents     5.09 cents
July                                 5 cents        4.67 cents     5.08 cents
August                               5 cents        4.67 cents     5.07 cents
September                            5 cents        4.67 cents     5.08 cents
October                              5 cents        4.67 cents     5.07 cents
--------------------------------------------------------------------------------
TOTAL                               60 CENTS       56.20 CENTS    60.95 CENTS


The Fund's overall allocation changed slightly during the period. On October 31, 2000, the Fund had 26.3% of total net assets in North America, down slightly from 27.2% at the beginning of the period, principally due to a smaller U.S. position, which declined from 20.8% on October 31, 1999, to 18.9% at end of the period. While the overall European allocation fell to 34.9% at the end of the period, from 36.4% on October 31, 1999, we made quite a few changes within Europe during the period. We initiated new positions in Belgium, France, the Netherlands, while decreasing holdings in Germany, Italy and Spain. Elsewhere, the Fund also reduced the allocation to New Zealand and added to Brazil and Venezuela. We initiated a position in South Korea, which stood at 3.6% of total net assets at period-end.

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth should continue to be slightly higher than historical averages. This is an ideal environment for high-quality bonds, which makes the management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.

/s/ THOMAS J. DICKSON

Thomas J. Dickson


/s/ UMRAN DEMIRORS

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -1.93%
Net Asset Value (NAV)                       $6.98 (10/31/00)    $7.72 (10/31/99)
Change in NAV                               -$0.74
Distributions (11/1/99-10/31/00)            Dividend Income     $0.6000

CLASS C
One-Year Total Return                       -2.43%
Net Asset Value (NAV)                       $6.99 (10/31/00)    $7.73 (10/31/99)
Change in NAV                               -$0.74
Distributions (11/1/99-10/31/00)            Dividend Income     $0.5620

ADVISOR CLASS
One-Year Total Return                       -1.94%
Net Asset Value (NAV)                       $6.98 (10/31/00)    $7.73 (10/31/99)
Change in NAV                               -$0.75
Distributions (11/1/99-10/31/00)            Dividend Income     $0.6095


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total return.

28                      Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR     10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +0.01%   +26.17%    +81.80%     +116.65%
Average Annual Total Return(2)        -4.19%    +3.84%     +5.70%       +5.99%

                                                                      INCEPTION
CLASS C                                        1-YEAR    5-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -0.49%   +23.02%        +30.68%
Average Annual Total Return(2)                 -2.42%    +4.03%         +4.87%

                                                                      INCEPTION
ADVISOR CLASS(3)                       1-YEAR    5-YEAR   10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +0.15%    +27.76%  +84.08%     +119.38%
Average Annual Total Return(2)         +0.15%     +5.02%   +6.29%       +6.46%

AS OF 10/31/00

SHARE CLASS                                       A           C         ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                            8.23%      7.94%        8.72%
30-Day Standardized Yield(5)                    6.74%      6.43%        7.17%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.57% and +2.47%.

(4.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Advisor Class) per share on 10/31/00.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          29

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

CLASS A (11/1/90 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 11/1/90-10/31/00.

     Date        Franklin Global     JP Morgan Global
                Government Income  Government Bond Index
                     Fund - A
-------------------------------------------------------
   11/01/90           $9,576              $10,000
   11/30/90           $9,745              $10,176
   12/31/90           $9,821              $10,289
   01/31/91           $9,941              $10,523
   02/28/91          $10,222              $10,532
   03/31/91          $10,031              $10,202
   04/30/91          $10,187              $10,229
   05/31/91          $10,310              $10,335
   06/30/91          $10,226              $10,197
   07/31/91          $10,431              $10,412
   08/31/91          $10,492              $10,628
   09/30/91          $10,771              $11,016
   10/31/91          $10,919              $11,125
   11/30/91          $10,904              $11,306
   12/31/91          $11,219              $11,817
   01/31/92          $11,192              $11,645
   02/29/92          $11,202              $11,612
   03/31/92          $11,188              $11,504
   04/30/92          $11,295              $11,600
   05/31/92          $11,538              $11,930
   06/30/92          $11,523              $12,255
   07/31/92          $11,620              $12,526
   08/31/92          $11,539              $12,859
   09/30/92          $11,016              $12,847
   10/31/92          $11,218              $12,525
   11/30/92          $10,990              $12,304
   12/31/92          $11,191              $12,419
   01/31/93          $11,354              $12,630
   02/28/93          $11,571              $12,834
   03/31/93          $11,989              $13,031
   04/30/93          $12,342              $13,269
   05/31/93          $12,537              $13,358
   06/30/93          $12,487              $13,364
   07/31/93          $12,451              $13,370
   08/31/93          $12,759              $13,765
   09/30/93          $12,738              $13,911
   10/31/93          $13,106              $13,904
   11/30/93          $12,802              $13,803
   12/31/93          $13,276              $13,944
   01/31/94          $13,539              $14,075
   02/28/94          $13,127              $13,920
   03/31/94          $12,581              $13,856
   04/30/94          $12,574              $13,843
   05/31/94          $12,667              $13,730
   06/30/94          $12,037              $13,893
   07/31/94          $12,206              $14,024
   08/31/94          $12,333              $13,987
   09/30/94          $12,310              $14,056
   10/31/94          $12,371              $14,267
   11/30/94          $12,356              $14,087
   12/31/94          $12,246              $14,119
   01/31/95          $12,169              $14,405
   02/28/95          $12,342              $14,776
   03/31/95          $12,597              $15,528
   04/30/95          $12,901              $15,775
   05/31/95          $13,239              $16,215
   06/30/95          $13,288              $16,317
   07/31/95          $13,402              $16,394
   08/31/95          $13,436              $15,938
   09/30/95          $13,735              $16,297
   10/31/95          $13,935              $16,457
   11/30/95          $14,154              $16,641
   12/31/95          $14,459              $16,847
   01/31/96          $14,493              $16,674
   02/29/96          $14,252              $16,577
   03/31/96          $14,305              $16,552
   04/30/96          $14,461              $16,491
   05/31/96          $14,565              $16,508
   06/30/96          $14,776              $16,651
   07/31/96          $14,794              $16,958
   08/31/96          $15,025              $17,029
   09/30/96          $15,293              $17,122
   10/31/96          $15,580              $17,461
   11/30/96          $15,977              $17,711
   12/31/96          $16,015              $17,587
   01/31/97          $15,813              $17,147
   02/28/97          $15,738              $17,029
   03/31/97          $15,664              $16,900
   04/30/97          $15,702              $16,805
   05/31/97          $15,833              $17,202
   06/30/97          $16,021              $17,398
   07/31/97          $16,097              $17,333
   08/31/97          $16,059              $17,313
   09/30/97          $16,386              $17,697
   10/31/97          $16,288              $18,072
   11/30/97          $16,347              $17,855
   12/31/97          $16,464              $17,836
   01/31/98          $16,622              $18,014
   02/28/98          $16,820              $18,147
   03/31/98          $16,899              $18,011
   04/30/98          $16,918              $18,289
   05/31/98          $16,878              $18,367
   06/30/98          $16,838              $18,419
   07/31/98          $16,879              $18,468
   08/31/98          $15,933              $18,978
   09/30/98          $16,760              $19,969
   10/31/98          $17,195              $20,416
   11/30/98          $17,383              $20,185
   12/31/98          $17,425              $20,565
   01/31/99          $17,320              $20,396
   02/28/99          $16,872              $19,715
   03/31/99          $17,214              $19,764
   04/30/99          $17,645              $19,758
   05/31/99          $17,145              $19,411
   06/30/99          $17,080              $19,086
   07/31/99          $17,147              $19,506
   08/31/99          $17,037              $19,557
   09/30/99          $17,327              $19,839
   10/31/99          $17,349              $19,815
   11/30/99          $17,190              $19,579
   12/31/99          $17,439              $19,522
   01/31/00          $17,073              $19,138
   02/29/00          $17,279              $19,042
   03/31/00          $17,441              $19,596
   04/30/00          $16,998              $19,000
   05/31/00          $16,906              $19,139
   06/30/00          $17,495              $19,604
   07/31/00          $17,472              $19,296
   08/31/00          $17,399              $19,157
   09/30/00          $17,329              $19,119
   10/31/00          $17,014              $18,892

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   -6.07%
5-Year                                                                   +3.17%
10-Year                                                                  +5.46%
Since Inception (3/15/88)                                                +5.80%

CLASS C (5/1/95 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 5/1/95-10/31/00.

     Date          Franklin Global       JP Morgan Global
                  Government Income    Government Bond Index
                       Fund - C
-------------------------------------------------------------
       05/01/95         $9,901                $10,000
       05/31/95        $10,171                $10,279
       06/30/95        $10,204                $10,344
       07/31/95        $10,273                $10,392
       08/31/95        $10,294                $10,103
       09/30/95        $10,518                $10,331
       10/31/95        $10,670                $10,432
       11/30/95        $10,834                $10,549
       12/31/95        $11,063                $10,680
       01/31/96        $11,084                $10,570
       02/29/96        $10,894                $10,508
       03/31/96        $10,929                $10,493
       04/30/96        $11,029                $10,454
       05/31/96        $11,117                $10,464
       06/30/96        $11,272                $10,555
       07/31/96        $11,280                $10,749
       08/31/96        $11,451                $10,795
       09/30/96        $11,650                $10,854
       10/31/96        $11,864                $11,069
       11/30/96        $12,163                $11,227
       12/31/96        $12,187                $11,149
       01/31/97        $12,027                $10,870
       02/28/97        $11,979                $10,795
       03/31/97        $11,903                $10,713
       04/30/97        $11,925                $10,653
       05/31/97        $12,033                $10,904
       06/30/97        $12,170                $11,029
       07/31/97        $12,222                $10,988
       08/31/97        $12,188                $10,975
       09/30/97        $12,415                $11,218
       10/31/97        $12,336                $11,456
       11/30/97        $12,390                $11,319
       12/31/97        $12,474                $11,306
       01/31/98        $12,587                $11,419
       02/28/98        $12,716                $11,504
       03/31/98        $12,769                $11,417
       04/30/98        $12,779                $11,593
       05/31/98        $12,743                $11,643
       06/30/98        $12,706                $11,676
       07/31/98        $12,731                $11,707
       08/31/98        $12,013                $12,030
       09/30/98        $12,630                $12,658
       10/31/98        $12,968                $12,942
       11/30/98        $13,104                $12,796
       12/31/98        $13,130                $13,036
       01/31/99        $13,030                $12,929
       02/28/99        $12,703                $12,497
       03/31/99        $12,955                $12,529
       04/30/99        $13,272                $12,525
       05/31/99        $12,875                $12,305
       06/30/99        $12,836                $12,099
       07/31/99        $12,880                $12,365
       08/31/99        $12,790                $12,397
       09/30/99        $13,003                $12,576
       10/31/99        $13,015                $12,561
       11/30/99        $12,874                $12,411
       12/31/99        $13,055                $12,375
       01/31/00        $12,793                $12,132
       02/29/00        $12,941                $12,071
       03/31/00        $13,057                $12,422
       04/30/00        $12,721                $12,044
       05/31/00        $12,629                $12,132
       06/30/00        $13,081                $12,427
       07/31/00        $13,058                $12,232
       08/31/00        $12,998                $12,144
       09/30/00        $12,939                $12,120
       10/31/00        $12,699                $11,976

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                   -4.33%
5-Year                                                                   +3.34%
Since Inception (5/1/95)                                                 +4.44%

30              Past performance does not guarantee future results.

ADVISOR CLASS (11/1/90 - 10/31/00)**

                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund-Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 11/1/90-10/31/00.

     Date           Franklin Global      JP Morgan Global
                Government Income Fund    Government Bond
                       - Advisor               Index
------------------------------------------------------------
   11/01/90             $10,000               $10,000
   11/30/90             $10,176               $10,176
   12/31/90             $10,256               $10,289
   01/31/91             $10,381               $10,523
   02/28/91             $10,674               $10,532
   03/31/91             $10,475               $10,202
   04/30/91             $10,637               $10,229
   05/31/91             $10,767               $10,335
   06/30/91             $10,678               $10,197
   07/31/91             $10,892               $10,412
   08/31/91             $10,956               $10,628
   09/30/91             $11,247               $11,016
   10/31/91             $11,402               $11,125
   11/30/91             $11,386               $11,306
   12/31/91             $11,715               $11,817
   01/31/92             $11,687               $11,645
   02/29/92             $11,698               $11,612
   03/31/92             $11,683               $11,504
   04/30/92             $11,795               $11,600
   05/31/92             $12,048               $11,930
   06/30/92             $12,033               $12,255
   07/31/92             $12,134               $12,526
   08/31/92             $12,050               $12,859
   09/30/92             $11,504               $12,847
   10/31/92             $11,714               $12,525
   11/30/92             $11,477               $12,304
   12/31/92             $11,686               $12,419
   01/31/93             $11,856               $12,630
   02/28/93             $12,082               $12,834
   03/31/93             $12,519               $13,031
   04/30/93             $12,888               $13,269
   05/31/93             $13,091               $13,358
   06/30/93             $13,040               $13,364
   07/31/93             $13,002               $13,370
   08/31/93             $13,324               $13,765
   09/30/93             $13,301               $13,911
   10/31/93             $13,686               $13,904
   11/30/93             $13,368               $13,803
   12/31/93             $13,863               $13,944
   01/31/94             $14,138               $14,075
   02/28/94             $13,708               $13,920
   03/31/94             $13,138               $13,856
   04/30/94             $13,130               $13,843
   05/31/94             $13,227               $13,730
   06/30/94             $12,569               $13,893
   07/31/94             $12,746               $14,024
   08/31/94             $12,879               $13,987
   09/30/94             $12,854               $14,056
   10/31/94             $12,918               $14,267
   11/30/94             $12,902               $14,087
   12/31/94             $12,788               $14,119
   01/31/95             $12,707               $14,405
   02/28/95             $12,888               $14,776
   03/31/95             $13,154               $15,528
   04/30/95             $13,471               $15,775
   05/31/95             $13,825               $16,215
   06/30/95             $13,876               $16,317
   07/31/95             $13,994               $16,394
   08/31/95             $14,030               $15,938
   09/30/95             $14,342               $16,297
   10/31/95             $14,551               $16,457
   11/30/95             $14,780               $16,641
   12/31/95             $15,099               $16,847
   01/31/96             $15,134               $16,674
   02/29/96             $14,883               $16,577
   03/31/96             $14,938               $16,552
   04/30/96             $15,101               $16,491
   05/31/96             $15,210               $16,508
   06/30/96             $15,430               $16,651
   07/31/96             $15,448               $16,958
   08/31/96             $15,689               $17,029
   09/30/96             $15,969               $17,122
   10/31/96             $16,269               $17,461
   11/30/96             $16,684               $17,711
   12/31/96             $16,723               $17,587
   01/31/97             $16,628               $17,147
   02/28/97             $16,569               $17,029
   03/31/97             $16,473               $16,900
   04/30/97             $16,534               $16,805
   05/31/97             $16,673               $17,202
   06/30/97             $16,873               $17,398
   07/31/97             $16,954               $17,333
   08/31/97             $16,915               $17,313
   09/30/97             $17,240               $17,697
   10/31/97             $17,140               $18,072
   11/30/97             $17,224               $17,855
   12/31/97             $17,350               $17,836
   01/31/98             $17,518               $18,014
   02/28/98             $17,707               $18,147
   03/31/98             $17,814               $18,011
   04/30/98             $17,837               $18,289
   05/31/98             $17,774               $18,367
   06/30/98             $17,756               $18,419
   07/31/98             $17,801               $18,468
   08/31/98             $16,808               $18,978
   09/30/98             $17,658               $19,969
   10/31/98             $18,140               $20,416
   11/30/98             $18,318               $20,185
   12/31/98             $18,364               $20,565
   01/31/99             $18,254               $20,396
   02/28/99             $17,804               $19,715
   03/31/99             $18,168               $19,764
   04/30/99             $18,624               $19,758
   05/31/99             $18,076               $19,411
   06/30/99             $18,031               $19,086
   07/31/99             $18,103               $19,506
   08/31/99             $17,965               $19,557
   09/30/99             $18,296               $19,839
   10/31/99             $18,324               $19,815
   11/30/99             $18,133               $19,579
   12/31/99             $18,398               $19,522
   01/31/00             $18,015               $19,138
   02/29/00             $18,258               $19,042
   03/31/00             $18,432               $19,596
   04/30/00             $17,965               $19,000
   05/31/00             $17,845               $19,139
   06/30/00             $18,495               $19,604
   07/31/00             $18,472               $19,296
   08/31/00             $18,398               $19,157
   09/30/00             $18,327               $19,119
   10/31/00             $17,967               $18,892


AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                   -1.94%
5-Year                                                                   +4.31%
10-Year                                                                  +6.03%
Since Inception (3/15/88)                                                +6.25%


*Source: Standard and Poor's Micropal. The index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $US of all the bonds in that country's traded index. The J.P. Morgan Global Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.


**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable that class.


Past performance does not guarantee future results.                          31

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

FUND CATEGORY
[PYRAMID GRAPH]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

During the 12 months under review, the U.S. economy showed signs of moderating, principally due to the Federal Reserve Board's (the Fed's) raising the federal funds target rate to 6.5%. Third quarter 2000 gross domestic product (GDP) registered an annualized 2.4% pace, much slower than the 8.3% growth rate reported in the fourth quarter of 1999. Inflation remained relatively subdued, although perking up a little, as increasing productivity offset higher energy prices and other inflationary pressures.

In general, interest rates fell during the period, especially since May, when investors felt the Fed was no longer raising short-term rates. The Treasury bond yield curve became inverted in January, when short-term securities started to offer higher rates than long-term bonds, suggesting that an economic slowdown might be forthcoming. Toward the end of the period, it began to dis-invert, as yields on 30-year Treasury bonds rose above those of 10-year Treasury notes. However, on October 31, 2000, the 6-month Treasury bill had the highest yield, 6.40%.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 60.

Toward the end of the reporting period, investors reached for the yields offered by non- Treasury securities, reflecting an increased likelihood that the Fed would remain on hold, leading to strong performances for mortgages and agency debentures. Fifteen-year Fannie Mae (FNMA or Federal National Mortgage Association) and Ginnie Mae (GNMA or Government National Mortgage Association) pass-throughs outperformed comparable Treasuries during the period. A contributing factor to the overall strong performance of agency debentures and mortgages was the decline in interest in the political debate surrounding Government Sponsored Enterprises (GSEs), such as Fannie Mae and Freddie Mac (FHLMC or Federal Home Loan Mortgage Corporation). Congress had been discussing whether to alter the government's future relationship with these GSEs. However, time has pretty well run out for Congress to make any changes in Fannie Mae and Freddie Mac's GSE status this year, and we expect little news along these lines in the near future, although at some point it will most likely be revisited.

Franklin Short-Intermediate U.S. Government Securities Fund continued to emphasize shorter-term mortgage pass-throughs backed by government agencies during the period. In our opinion, 15-year pass-throughs and 7-year balloon pass-throughs provided strong yields, with relatively short average lives, to help us control the portfolio's interest-rate sensitivity. Short- and intermediate-term agency debentures provided the portfolio with diversification and additional liquidity, while also offering higher yields than similar Treasuries. We believe that, over time, this yield advantage will lead to superior performance. In the fixed income universe, long-term total return is highly dependent on income and yield accrual, as opposed to price appreciation.


PORTFOLIO BREAKDOWN

[PIE CHART]

Franklin Short-Intermediate U.S.
Government Securities Fund
Based on Total Net Assets
10/31/00

Mortgage-Backed Securities      57.0%
Agency Notes                    40.9%
Short-Term Investments &
  Other Net Assets               2.1%

Looking forward, we are optimistic about the future of Franklin Short-Intermediate U.S. Government Securities Fund. With the Fed holding rates steady and possibly lowering them sometime in 2001, the environment is supportive for mortgage-backed securities and agency bonds. We will continue to favor an overweight position in agency mortgages. In our opinion, these bonds offer much of the yield advantage of lower-rated securities, but they also provide superior credit quality and liquidity.


/s/ ROGER A. BAYSTON

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate
U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------
34

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/99 - 10/31/00

                                                     DIVIDEND PER SHARE
                                           ------------------------------------
MONTH                                         CLASS A                 ADVISOR
-------------------------------------------------------------------------------
November                                    4.30 cents              4.40 cents
December                                    7.31 cents**            7.39 cents**
January                                     4.70 cents              4.76 cents
February                                    4.70 cents              4.77 cents
March                                       4.70 cents              4.79 cents
April                                       4.70 cents              4.79 cents
May                                         4.70 cents              4.78 cents
June                                        4.70 cents              4.77 cents
July                                        4.70 cents              4.77 cents
August                                      4.80 cents              4.88 cents
September                                   4.85 cents              4.94 cents
October                                     4.85 cents              4.94 cents
-------------------------------------------------------------------------------
TOTAL                                      59.01 CENTS             59.98 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

**Includes an additional 3.01 cent distribution to meet excise tax requirements.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return               +5.86%
Net Asset Value (NAV)               $10.09 (10/31/00)     $10.11 (10/31/99)
Change in NAV                       -$0.02
Distributions (11/1/99-10/31/00)    Dividend Income       $0.5901

ADVISOR CLASS
One-Year Total Return               +5.97%
Net Asset Value (NAV)               $10.08 (10/31/00)     $10.10 (10/31/99)
Change in NAV                       -$0.02
Distributions (11/1/99-10/31/00)    Dividend Income       $0.5998


CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total return.

36                 Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR     10-YEAR     (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.70%   +28.72%    +81.77%     +134.04%
Average Annual Total Return(2)        +3.35%    +4.70%     +5.92%       +6.34%

                                                                      INCEPTION
ADVISOR CLASS(3)                      1-YEAR   5-YEAR     10-YEAR     (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.70%   +29.01%    +82.19%     +134.58%
Average Annual Total Return(2)        +5.70%    +5.23%     +6.18%       +6.54%

AS OF 10/31/00

SHARE CLASS                                                   A         ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                                        5.64%        5.88%
30-Day Standardized Yield(5)                                5.82%        6.05%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.10% and +5.24%.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Advisor Class) per share on 10/31/00.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          37

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (11/1/90-10/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and CPI from 11/1/90-10/31/00.

Date                 Franklin Short-Intermediate     Lehman Brothers Short U.S.        CPI
                     U.S. Government Securities       Treasury 1-5 Year Index
                         Fund - Class A
--------------------------------------------------------------------------------------------
      11/01/1990        $9,770                        $10,000                        $10,000
      11/30/1990        $9,868             1.15%      $10,115            0.22%       $10,022
      12/31/1990        $9,990             1.29%      $10,245            0.00%       $10,022
      01/31/1991       $10,070             0.98%      $10,346            0.60%       $10,082
      02/28/1991       $10,130             0.60%      $10,408            0.15%       $10,097
      03/31/1991       $10,191             0.62%      $10,472            0.15%       $10,112
      04/30/1991       $10,283             1.02%      $10,579            0.15%       $10,128
      05/31/1991       $10,335             0.59%      $10,642            0.30%       $10,158
      06/30/1991       $10,360             0.24%      $10,667            0.29%       $10,187
      07/31/1991       $10,447             1.00%      $10,774            0.15%       $10,203
      08/31/1991       $10,594             1.65%      $10,952            0.29%       $10,232
      09/30/1991       $10,712             1.36%      $11,101            0.44%       $10,277
      10/31/1991       $10,831             1.17%      $11,231            0.15%       $10,293
      11/30/1991       $10,930             1.13%      $11,357            0.29%       $10,323
      12/31/1991       $11,194             1.93%      $11,577            0.07%       $10,330
      01/31/1992       $11,039            -0.51%      $11,518            0.15%       $10,345
      02/29/1992       $11,065             0.26%      $11,548            0.36%       $10,383
      03/31/1992       $11,012            -0.24%      $11,520            0.51%       $10,435
      04/30/1992       $11,109             0.97%      $11,632            0.14%       $10,450
      05/31/1992       $11,270             1.22%      $11,773            0.14%       $10,465
      06/30/1992       $11,444             1.30%      $11,927            0.36%       $10,502
      07/31/1992       $11,686             1.56%      $12,113            0.21%       $10,524
      08/31/1992       $11,807             1.01%      $12,235            0.28%       $10,554
      09/30/1992       $12,013             1.21%      $12,383            0.28%       $10,583
      10/31/1992       $11,819            -1.00%      $12,259            0.35%       $10,621
      11/30/1992       $11,748            -0.34%      $12,217            0.14%       $10,635
      12/31/1992       $11,937             1.12%      $12,354           -0.07%       $10,628
      01/31/1993       $12,159             1.58%      $12,549            0.49%       $10,680
      02/28/1993       $12,371             1.17%      $12,696            0.35%       $10,717
      03/31/1993       $12,422             0.34%      $12,739            0.35%       $10,755
      04/30/1993       $12,496             0.76%      $12,836            0.28%       $10,785
      05/31/1993       $12,454            -0.34%      $12,793            0.14%       $10,800
      06/30/1993       $12,616             1.08%      $12,931            0.14%       $10,815
      07/31/1993       $12,633             0.18%      $12,954            0.00%       $10,815
      08/31/1993       $12,826             1.20%      $13,110            0.28%       $10,846
      09/30/1993       $12,866             0.33%      $13,153            0.21%       $10,868
      10/31/1993       $12,888             0.24%      $13,184            0.41%       $10,913
      11/30/1993       $12,814            -0.22%      $13,155            0.07%       $10,920
      12/31/1993       $12,862             0.40%      $13,208            0.00%       $10,920
      01/31/1994       $12,993             0.83%      $13,318            0.27%       $10,950
      02/28/1994       $12,796            -1.02%      $13,182            0.34%       $10,987
      03/31/1994       $12,623            -0.98%      $13,053            0.34%       $11,025
      04/30/1994       $12,522            -0.58%      $12,977            0.14%       $11,040
      05/31/1994       $12,532             0.11%      $12,991            0.07%       $11,048
      06/30/1994       $12,530             0.15%      $13,011            0.34%       $11,085
      07/31/1994       $12,678             1.09%      $13,152            0.27%       $11,115
      08/31/1994       $12,706             0.31%      $13,193            0.40%       $11,160
      09/30/1994       $12,621            -0.54%      $13,122            0.27%       $11,190
      10/31/1994       $12,638             0.13%      $13,139            0.07%       $11,198
      11/30/1994       $12,568            -0.50%      $13,073            0.13%       $11,212
      12/31/1994       $12,585             0.23%      $13,103            0.00%       $11,212
      01/31/1995       $12,768             1.52%      $13,303            0.40%       $11,257
      02/28/1995       $12,965             1.69%      $13,527            0.40%       $11,302
      03/31/1995       $13,034             0.56%      $13,603            0.33%       $11,339
      04/30/1995       $13,146             1.03%      $13,743            0.33%       $11,377
      05/31/1995       $13,401             2.30%      $14,059            0.20%       $11,400
      06/30/1995       $13,475             0.60%      $14,144            0.20%       $11,422
      07/31/1995       $13,511             0.22%      $14,175            0.00%       $11,422
      08/31/1995       $13,585             0.68%      $14,271            0.26%       $11,452
      09/30/1995       $13,647             0.56%      $14,351            0.20%       $11,475
      10/31/1995       $13,763             0.97%      $14,490            0.33%       $11,513
      11/30/1995       $13,878             1.04%      $14,641           -0.07%       $11,505
      12/31/1995       $13,981             0.87%      $14,768           -0.07%       $11,497
      01/31/1996       $14,071             0.91%      $14,903            0.59%       $11,565
      02/29/1996       $14,013            -0.69%      $14,800            0.32%       $11,602
      03/31/1996       $13,982            -0.32%      $14,753            0.52%       $11,662
      04/30/1996       $13,978            -0.09%      $14,739            0.39%       $11,707
      05/31/1996       $13,989             0.07%      $14,750            0.19%       $11,730
      06/30/1996       $14,096             0.85%      $14,875            0.06%       $11,737
      07/31/1996       $14,134             0.35%      $14,927            0.19%       $11,759
      08/31/1996       $14,173             0.26%      $14,966            0.19%       $11,781
      09/30/1996       $14,296             1.08%      $15,128            0.32%       $11,819
      10/31/1996       $14,447             1.37%      $15,335            0.32%       $11,857
      11/30/1996       $14,570             0.93%      $15,477            0.19%       $11,879
      12/31/1996       $14,539            -0.25%      $15,439            0.00%       $11,879
      01/31/1997       $14,593             0.44%      $15,507            0.32%       $11,917
      02/28/1997       $14,619             0.18%      $15,535            0.31%       $11,954
      03/31/1997       $14,587            -0.31%      $15,486            0.25%       $11,984
      04/30/1997       $14,700             0.96%      $15,635            0.12%       $11,999
      05/31/1997       $14,798             0.72%      $15,748           -0.06%       $11,991
      06/30/1997       $14,897             0.77%      $15,869            0.12%       $12,006
      07/31/1997       $15,069             1.47%      $16,102            0.12%       $12,020
      08/31/1997       $15,066            -0.13%      $16,081            0.19%       $12,043
      09/30/1997       $15,181             0.91%      $16,228            0.25%       $12,073
      10/31/1997       $15,296             0.95%      $16,382            0.25%       $12,103
      11/30/1997       $15,308             0.20%      $16,415           -0.06%       $12,096
      12/31/1997       $15,425             0.75%      $16,538           -0.12%       $12,081
      01/31/1998       $15,587             1.18%      $16,733            0.19%       $12,104
      02/28/1998       $15,584            -0.04%      $16,726            0.19%       $12,127
      03/31/1998       $15,626             0.33%      $16,781            0.19%       $12,150
      04/30/1998       $15,699             0.48%      $16,862            0.18%       $12,172
      05/31/1998       $15,772             0.60%      $16,963            0.18%       $12,194
      06/30/1998       $15,846             0.57%      $17,060            0.12%       $12,209
      07/31/1998       $15,920             0.43%      $17,133            0.12%       $12,224
      08/31/1998       $16,129             1.59%      $17,405            0.12%       $12,238
      09/30/1998       $16,355             1.89%      $17,734            0.12%       $12,253
      10/31/1998       $16,426             0.41%      $17,807            0.24%       $12,282
      11/30/1998       $16,386            -0.27%      $17,759            0.00%       $12,282
      12/31/1998       $16,435             0.34%      $17,819           -0.06%       $12,275
      01/31/1999       $16,500             0.42%      $17,894            0.24%       $12,304
      02/28/1999       $16,359            -0.90%      $17,733            0.12%       $12,319
      03/31/1999       $16,456             0.70%      $17,857            0.30%       $12,356
      04/30/1999       $16,490             0.29%      $17,909            0.73%       $12,446
      05/31/1999       $16,411            -0.34%      $17,848            0.00%       $12,446
      06/30/1999       $16,445             0.29%      $17,900            0.00%       $12,446
      07/31/1999       $16,430             0.22%      $17,939            0.30%       $12,484
      08/31/1999       $16,468             0.28%      $17,990            0.24%       $12,514
      09/30/1999       $16,620             0.71%      $18,117            0.48%       $12,574
      10/31/1999       $16,674             0.17%      $18,148            0.18%       $12,596
      11/30/1999       $16,695             0.11%      $18,168            0.06%       $12,604
      12/31/1999       $16,684            -0.06%      $18,157            0.00%       $12,604
      01/31/2000       $16,612            -0.18%      $18,125            0.30%       $12,642
      02/29/2000       $16,741             0.71%      $18,253            0.59%       $12,716
      03/31/2000       $16,854             0.86%      $18,410            0.82%       $12,821
      04/30/2000       $16,883             0.10%      $18,429            0.06%       $12,828
      05/31/2000       $16,878             0.42%      $18,506            0.12%       $12,844
      06/30/2000       $17,129             1.24%      $18,735            0.52%       $12,910
      07/31/2000       $17,227             0.64%      $18,855            0.23%       $12,940
      08/31/2000       $17,396             0.87%      $19,019            0.00%       $12,940
      09/30/2000       $17,566             0.81%      $19,173            0.52%       $13,007
      10/31/2000       $17,650             0.58%      $19,285            0.17%       $13,030

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   +3.50%
5-Year                                                                   +4.62%
10-Year                                                                  +5.85%
Since Inception (4/15/87)                                                +6.34%

38                      Past performance does not guarantee future results.

ADVISOR CLASS (11/1/90-10/31/00)**

                                  [LINE GRAPH]

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and CPI from 11/1/90-10/31/00.

  Date                        Franklin Short-Intermediate    Lehman Brothers Short U.S.          CPI
                              U.S. Government Securities      Treasury 1-5 Year Index
                                 Fund - Advisor Class
-------------------------------------------------------------------------------------------------------------
      11/01/1990                  $10,000                        $10,000                       $10,000
      11/30/1990                  $10,100             1.15%      $10,115           0.22%       $10,022
      12/31/1990                  $10,225             1.29%      $10,245           0.00%       $10,022
      01/31/1991                  $10,306             0.98%      $10,346           0.60%       $10,082
      02/28/1991                  $10,368             0.60%      $10,408           0.15%       $10,097
      03/31/1991                  $10,431             0.62%      $10,472           0.15%       $10,112
      04/30/1991                  $10,525             1.02%      $10,579           0.15%       $10,128
      05/31/1991                  $10,578             0.59%      $10,642           0.30%       $10,158
      06/30/1991                  $10,604             0.24%      $10,667           0.29%       $10,187
      07/31/1991                  $10,692             1.00%      $10,774           0.15%       $10,203
      08/31/1991                  $10,843             1.65%      $10,952           0.29%       $10,232
      09/30/1991                  $10,964             1.36%      $11,101           0.44%       $10,277
      10/31/1991                  $11,086             1.17%      $11,231           0.15%       $10,293
      11/30/1991                  $11,187             1.13%      $11,357           0.29%       $10,323
      12/31/1991                  $11,457             1.93%      $11,577           0.07%       $10,330
      01/31/1992                  $11,299            -0.51%      $11,518           0.15%       $10,345
      02/29/1992                  $11,325             0.26%      $11,548           0.36%       $10,383
      03/31/1992                  $11,271            -0.24%      $11,520           0.51%       $10,435
      04/30/1992                  $11,370             0.97%      $11,632           0.14%       $10,450
      05/31/1992                  $11,535             1.22%      $11,773           0.14%       $10,465
      06/30/1992                  $11,713             1.30%      $11,927           0.36%       $10,502
      07/31/1992                  $11,960             1.56%      $12,113           0.21%       $10,524
      08/31/1992                  $12,084             1.01%      $12,235           0.28%       $10,554
      09/30/1992                  $12,295             1.21%      $12,383           0.28%       $10,583
      10/31/1992                  $12,097            -1.00%      $12,259           0.35%       $10,621
      11/30/1992                  $12,024            -0.34%      $12,217           0.14%       $10,635
      12/31/1992                  $12,218             1.12%      $12,354          -0.07%       $10,628
      01/31/1993                  $12,445             1.58%      $12,549           0.49%       $10,680
      02/28/1993                  $12,662             1.17%      $12,696           0.35%       $10,717
      03/31/1993                  $12,714             0.34%      $12,739           0.35%       $10,755
      04/30/1993                  $12,790             0.76%      $12,836           0.28%       $10,785
      05/31/1993                  $12,747            -0.34%      $12,793           0.14%       $10,800
      06/30/1993                  $12,913             1.08%      $12,931           0.14%       $10,815
      07/31/1993                  $12,930             0.18%      $12,954           0.00%       $10,815
      08/31/1993                  $13,128             1.20%      $13,110           0.28%       $10,846
      09/30/1993                  $13,169             0.33%      $13,153           0.21%       $10,868
      10/31/1993                  $13,191             0.24%      $13,184           0.41%       $10,913
      11/30/1993                  $13,115            -0.22%      $13,155           0.07%       $10,920
      12/31/1993                  $13,165             0.40%      $13,208           0.00%       $10,920
      01/31/1994                  $13,299             0.83%      $13,318           0.27%       $10,950
      02/28/1994                  $13,097            -1.02%      $13,182           0.34%       $10,987
      03/31/1994                  $12,919            -0.98%      $13,053           0.34%       $11,025
      04/30/1994                  $12,817            -0.58%      $12,977           0.14%       $11,040
      05/31/1994                  $12,827             0.11%      $12,991           0.07%       $11,048
      06/30/1994                  $12,824             0.15%      $13,011           0.34%       $11,085
      07/31/1994                  $12,976             1.09%      $13,152           0.27%       $11,115
      08/31/1994                  $13,004             0.31%      $13,193           0.40%       $11,160
      09/30/1994                  $12,917            -0.54%      $13,122           0.27%       $11,190
      10/31/1994                  $12,935             0.13%      $13,139           0.07%       $11,198
      11/30/1994                  $12,863            -0.50%      $13,073           0.13%       $11,212
      12/31/1994                  $12,881             0.23%      $13,103           0.00%       $11,212
      01/31/1995                  $13,069             1.52%      $13,303           0.40%       $11,257
      02/28/1995                  $13,270             1.69%      $13,527           0.40%       $11,302
      03/31/1995                  $13,341             0.56%      $13,603           0.33%       $11,339
      04/30/1995                  $13,455             1.03%      $13,743           0.33%       $11,377
      05/31/1995                  $13,716             2.30%      $14,059           0.20%       $11,400
      06/30/1995                  $13,792             0.60%      $14,144           0.20%       $11,422
      07/31/1995                  $13,828             0.22%      $14,175           0.00%       $11,422
      08/31/1995                  $13,905             0.68%      $14,271           0.26%       $11,452
      09/30/1995                  $13,968             0.56%      $14,351           0.20%       $11,475
      10/31/1995                  $14,086             0.97%      $14,490           0.33%       $11,513
      11/30/1995                  $14,204             1.04%      $14,641          -0.07%       $11,505
      12/31/1995                  $14,310             0.87%      $14,768          -0.07%       $11,497
      01/31/1996                  $14,402             0.91%      $14,903           0.59%       $11,565
      02/29/1996                  $14,342            -0.69%      $14,800           0.32%       $11,602
      03/31/1996                  $14,311            -0.32%      $14,753           0.52%       $11,662
      04/30/1996                  $14,306            -0.09%      $14,739           0.39%       $11,707
      05/31/1996                  $14,318             0.07%      $14,750           0.19%       $11,730
      06/30/1996                  $14,427             0.85%      $14,875           0.06%       $11,737
      07/31/1996                  $14,467             0.35%      $14,927           0.19%       $11,759
      08/31/1996                  $14,506             0.26%      $14,966           0.19%       $11,781
      09/30/1996                  $14,632             1.08%      $15,128           0.32%       $11,819
      10/31/1996                  $14,786             1.37%      $15,335           0.32%       $11,857
      11/30/1996                  $14,913             0.93%      $15,477           0.19%       $11,879
      12/31/1996                  $14,881            -0.25%      $15,439           0.00%       $11,879
      01/31/1997      0.44%       $14,946             0.44%      $15,507           0.32%       $11,917
      02/28/1997      0.18%       $14,973             0.18%      $15,535           0.31%       $11,954
      03/31/1997     -0.21%       $14,942            -0.31%      $15,486           0.25%       $11,984
      04/30/1997      0.78%       $15,058             0.96%      $15,635           0.12%       $11,999
      05/31/1997      0.67%       $15,159             0.72%      $15,748          -0.06%       $11,991
      06/30/1997      0.67%       $15,261             0.77%      $15,869           0.12%       $12,006
      07/31/1997      1.16%       $15,438             1.47%      $16,102           0.12%       $12,020
      08/31/1997     -0.01%       $15,436            -0.13%      $16,081           0.19%       $12,043
      09/30/1997      0.77%       $15,555             0.91%      $16,228           0.25%       $12,073
      10/31/1997      0.77%       $15,675             0.95%      $16,382           0.25%       $12,103
      11/30/1997      0.18%       $15,703             0.20%      $16,415          -0.06%       $12,096
      12/31/1997      0.77%       $15,824             0.75%      $16,538          -0.12%       $12,081
      01/31/1998      1.06%       $15,992             1.18%      $16,733           0.19%       $12,104
      02/28/1998     -0.01%       $15,990            -0.04%      $16,726           0.19%       $12,127
      03/31/1998      0.18%       $16,019             0.33%      $16,781           0.19%       $12,150
      04/30/1998      0.37%       $16,078             0.48%      $16,862           0.18%       $12,172
      05/31/1998      0.57%       $16,170             0.60%      $16,963           0.18%       $12,194
      06/30/1998      0.47%       $16,246             0.57%      $17,060           0.12%       $12,209
      07/31/1998      0.48%       $16,324             0.43%      $17,133           0.12%       $12,224
      08/31/1998      1.23%       $16,525             1.59%      $17,405           0.12%       $12,238
      09/30/1998      1.51%       $16,774             1.89%      $17,734           0.12%       $12,253
      10/31/1998      0.34%       $16,831             0.41%      $17,807           0.24%       $12,282
      11/30/1998     -0.23%       $16,793            -0.27%      $17,759           0.00%       $12,282
      12/31/1998      0.30%       $16,843             0.34%      $17,819          -0.06%       $12,275
      01/31/1999      0.41%       $16,912             0.42%      $17,894           0.24%       $12,304
      02/28/1999     -0.85%       $16,768            -0.90%      $17,733           0.12%       $12,319
      03/31/1999      0.61%       $16,871             0.70%      $17,857           0.30%       $12,356
      04/30/1999      0.21%       $16,906             0.29%      $17,909           0.73%       $12,446
      05/31/1999     -0.47%       $16,827            -0.34%      $17,848           0.00%       $12,446
      06/30/1999      0.21%       $16,862             0.29%      $17,900           0.00%       $12,446
      07/31/1999     -0.08%       $16,848             0.22%      $17,939           0.30%       $12,484
      08/31/1999      0.24%       $16,889             0.28%      $17,990           0.24%       $12,514
      09/30/1999      0.94%       $17,048             0.71%      $18,117           0.48%       $12,574
      10/31/1999      0.34%       $17,106             0.17%      $18,148           0.18%       $12,596
      11/30/1999      0.14%       $17,130             0.11%      $18,168           0.06%       $12,604
      12/31/1999     -0.06%       $17,119            -0.06%      $18,157           0.00%       $12,604
      01/31/2000     -0.42%       $17,047            -0.18%      $18,125           0.30%       $12,642
      02/29/2000      0.78%       $17,180             0.71%      $18,253           0.59%       $12,716
      03/31/2000      0.58%       $17,280             0.86%      $18,410           0.82%       $12,821
      04/30/2000      0.28%       $17,328             0.10%      $18,429           0.06%       $12,828
      05/31/2000     -0.02%       $17,325             0.42%      $18,506           0.12%       $12,844
      06/30/2000      1.50%       $17,585             1.24%      $18,735           0.52%       $12,910
      07/31/2000      0.58%       $17,687             0.64%      $18,855           0.23%       $12,940
      08/31/2000      0.99%       $17,862             0.87%      $19,019           0.00%       $12,940
      09/30/2000      0.89%       $18,021             0.81%      $19,173           0.52%       $13,007
      10/31/2000      0.59%       $18,126             0.58%      $19,285           0.17%       $13,030


AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                   +5.97%
5-Year                                                                   +5.17%
10-Year                                                                  +6.13%
Since Inception (4/15/87)                                                +6.54%

*Sources: Lehman Brothers; Standard and Poor's Micropal. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. All issues have between one and five years to maturity and an outstanding par value of at least $100 million for U.S. Government issues. All returns are market-value weighted inclusive of accrued interest. The Treasury Index includes all public obligations of the U.S. Treasury and excludes flower bonds and foreign-targeted issues. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.                          39

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                    CLASS A
                                                   ------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------
                                                      2000            1999            1998            1997             1996
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  12.75        $  11.75        $  14.74        $  13.45        $  12.73
                                                   ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................           .75             .61             .62             .64             .61
 Net realized and unrealized gains (losses) .          3.08            1.03           (1.92)           2.15            1.39
                                                   ------------------------------------------------------------------------
Total from investment operations ............          3.83            1.64           (1.30)           2.79            2.00
                                                   ------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.65)           (.64)           (.65)           (.60)           (.60)
 Net realized gains .........................          --              --             (1.04)           (.90)           (.68)
                                                   ------------------------------------------------------------------------
Total distributions .........................          (.65)           (.64)          (1.69)          (1.50)          (1.28)
                                                   ------------------------------------------------------------------------
Net asset value, end of year ................      $  15.93        $  12.75        $  11.75        $  14.74        $  13.45
                                                   ========================================================================
Total return(a) .............................         30.51%          14.25%          (9.93%)         22.47%          16.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $159,130        $129,908        $170,569        $212,631        $130,951
Ratios to average net assets:
 Expenses ...................................          1.05%           1.05%            .98%           1.01%           1.02%
 Net investment income ......................          4.92%           4.92%           4.63%           4.81%           4.79%
Portfolio turnover rate .....................        177.02%         147.75%          79.17%         141.49%         129.83%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                    CLASS C
                                                   --------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------------------
                                                      2000           1999          1998            1997           1996
                                                   --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $ 12.70        $ 11.70        $ 14.68        $ 13.41        $ 12.71
                                                    -------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................           .64            .51            .51            .54            .51
 Net realized and unrealized gains (losses) .          3.06           1.04          (1.91)          2.13           1.40
                                                    -------------------------------------------------------------------
Total from investment operations ............          3.70           1.55          (1.40)          2.67           1.91
                                                    -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.54)          (.55)          (.54)          (.50)          (.53)
 Net realized gains .........................          --             --            (1.04)          (.90)          (.68)
                                                    -------------------------------------------------------------------
Total distributions .........................          (.54)          (.55)         (1.58)         (1.40)         (1.21)
                                                    -------------------------------------------------------------------
Net asset value, end of year ................       $ 15.86        $ 12.70        $ 11.70        $ 14.68        $ 13.41
                                                    ===================================================================
Total return(a) .............................         29.54%         13.48%        (10.61%)        21.54%         15.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $35,525        $29,148        $41,533        $35,282        $10,861
Ratios to average net assets:
 Expenses ...................................          1.77%          1.80%          1.73%          1.74%          1.79%
 Net investment income ......................          4.21%          4.16%          3.93%          4.04%          4.00%
Portfolio turnover rate .....................        177.02%        147.75%         79.17%        141.49%        129.83%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.


                       See notes to financial statements.                    41

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

FRANKLIN CONVERTIBLE SECURITIES FUND                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 2.5%
ENERGY MINERALS .6%
Chesapeake Energy Corp. ..........................................................            213,000        $ 1,198,125
                                                                                                             -----------
UTILITIES 1.9%
Enron Corp. ......................................................................             44,532          3,654,407
                                                                                                             -----------
TOTAL COMMON STOCKS (COST $2,563,169) ............................................                             4,852,532
                                                                                                             -----------

CONVERTIBLE PREFERRED STOCKS 44.0%
COMMERCIAL SERVICES 1.5%
United Rentals Trust I, 6.50%, cvt. pfd. .........................................            100,000          2,968,800
                                                                                                             -----------
COMMUNICATIONS 7.7%
Broadwing Inc., 6.75% cvt. pfd., B ...............................................             60,000          2,917,500
McLeodUSA Inc., 6.75%, cvt. pfd., A ..............................................              5,000          2,599,375
MediaOne Group Inc., 6.25%, cvt. pfd. (exchangeable into Vodafone AirTouch common)             47,575          4,424,475
Williams Communications Group Inc., 6.75%, cvt. pfd., 144A .......................             75,000          3,018,750
XO Communications Inc., 6.50%, cvt. pfd. .........................................             12,500          1,945,313
                                                                                                             -----------
                                                                                                              14,905,413
                                                                                                             -----------
CONSUMER SERVICES 5.1%
Cox Communications Inc., 7.00%, cvt. pfd. ........................................            125,000          7,312,500
Seagram Co. Ltd., 7.50%, cvt. pfd. (Canada) ......................................             50,000          2,625,000
                                                                                                             -----------
                                                                                                               9,937,500
                                                                                                             -----------
ENERGY MINERALS 5.8%
Enron Corp., 7.00%, cvt. pfd. (exchangeable into EOG Resources Inc. common) ......            100,000          3,418,750
Kerr-McGee Corp., 5.50%, cvt. pfd. (exchangeable into Devon Energy Corp. common) .             70,000          3,215,625
Newfield Financial Trust I, 6.50%, cvt. pfd. .....................................             80,200          4,731,800
                                                                                                             -----------
                                                                                                              11,366,175
                                                                                                             -----------
FINANCE 10.4%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K .......................            100,000          2,656,250
Bank United Corp., 8.00%, cvt. pfd. ..............................................             80,000          5,420,000
CNB Capital Trust I, 6.00%, cvt. pfd. ............................................            100,000          3,525,000
IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL ..................................            155,000          2,053,750
Metlife Capital Trust I, 8.00%, cvt. pfd. ........................................             50,000          4,381,250
Sovereign Bancorp Inc., 7.50%, cvt. pfd. .........................................             40,000          2,115,000
                                                                                                             -----------
                                                                                                              20,151,250
                                                                                                             -----------
INDUSTRIAL SERVICES 3.8%
AES Trust III, 6.75%, cvt. pfd. ..................................................             13,800          1,228,200
Calpine Capital Trust III, cvt. pfd., 144A .......................................             65,000          3,575,000
Weatherford International Inc., 5.00%, cvt. pfd. .................................             60,000          2,617,500
                                                                                                             -----------
                                                                                                               7,420,700
                                                                                                             -----------
RETAIL 2.3%
CVS Automatic Common Exchange Securities Trust, 6.00%, cvt. pfd. .................             50,000          4,500,000
                                                                                                             -----------
PROCESS INDUSTRIES 3.8%
Georgia-Pacific Corp., 7.50%, cvt. pfd. ..........................................            100,000          3,206,250
International Paper Co., 5.25%, cvt. pfd. ........................................            100,000          4,100,000
                                                                                                             -----------
                                                                                                               7,306,250
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                          SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)

TRANSPORTATION 3.6%
Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) .........................             75,000        $ 3,562,500
Union Pacific Capital Trust, 6.25%, cvt. pfd. ....................................             75,000          3,393,750
                                                                                                              ----------
                                                                                                               6,956,250
                                                                                                              ----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $72,788,049) ...........................                            85,512,338
                                                                                                              ----------



                                                                                            PRINCIPAL
                                                                                            AMOUNT*
                                                                                            ---------
CONVERTIBLE BONDS 46.8%
COMMUNICATIONS 2.2%
Level 3 Communications Inc., cvt., 6.00%, 9/15/09 ................................        $ 2,000,000          1,867,500
Nextel Communications Inc, cvt., 144A, 5.25%, 1/15/10 ............................          3,000,000          2,497,500
                                                                                                              ----------
                                                                                                               4,365,000
                                                                                                              ----------
CONSUMER SERVICES 3.8%
Charter Communications Inc., cvt., 144A, 5.75%, 10/15/05 .........................          5,000,000          5,431,250
Jacor Communications Inc, cvt., zero cpn., 6/12/11 ...............................          2,000,000          1,920,000
                                                                                                              ----------
                                                                                                               7,351,250
                                                                                                              ----------
ELECTRONIC TECHNOLOGY 21.0%
Amkor Technology Inc., cvt., 5.75%, 5/01/03 ......................................          2,250,000          3,782,813
ASM Lithography Holding NV, cvt., 144A, 4.25%, 11/30/04 (Netherlands) ............          2,500,000          2,537,500
Conexant Systems Inc., cvt., 4.25%, 5/01/06 ......................................          1,500,000          1,957,500
Cypress Semiconductor Corp., cvt., 4.00%, 2/01/05 ................................          4,000,000          4,280,000
Efficient Networks Inc. cvt., 144A, 5.00%, 3/15/05 ...............................          3,500,000          2,314,375
Hewlett-Packard Co., cvt., zero cpn., 10/14/17 ...................................          3,500,000          2,480,625
Lam Research Corp., cvt., 5.00%, 9/01/02 .........................................          2,000,000          2,052,500
LSI Logic Corp., cvt., 4.25%, 3/15/04 ............................................          2,000,000          4,257,500
Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 ........................................          1,000,000          2,584,030
SCI Systems Inc., cvt., 3.00%, 3/15/07 ...........................................          6,250,000          6,507,813
Siebel Systems Inc., cvt., 5.50%, 9/15/06 ........................................            250,000          1,171,250
Solectron Corp., cvt., zero cpn., 5/08/20 ........................................          5,000,000          3,248,899
Vitesse Semiconductor Corp., cvt., 4.00%, 3/15/05 ................................          1,000,000            878,749
Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 ..........................          3,250,000          2,855,937
                                                                                                              ----------
                                                                                                              40,909,491
                                                                                                              ----------
FINANCE 5.4%
Equity Office Properties Trust, cvt., 144A, 7.25%, 11/15/08 ......................          3,750,000          3,754,688
JMH Finance Ltd., cvt., 144A, 4.75%, 9/06/07 .....................................          3,500,000          3,565,625
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ..............................          2,000,000          1,755,000
Providian Financial Corp., cvt., 3.25%, 8/15/05 ..................................          1,500,000          1,471,875
                                                                                                              ----------
                                                                                                              10,547,188
                                                                                                              ----------
HEALTH SERVICES 1.0%
Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ...................................          2,650,000          1,990,813
                                                                                                              ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                          PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                      AMOUNT*               VALUE
------------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 HEALTH TECHNOLOGY 3.4%
 Inhale Therapeutic Systems Inc., cvt., 144A, 5.00%, 2/08/07 .....................        $ 1,000,000       $  1,392,500
 Roche Holdings Inc., cvt., 144A, zero cpn., 1/19/15 .............................          2,500,000          2,256,250
 Teva Pharmaceutical Industries Ltd., cvt., 144A 1.50%, 10/15/05 .................          3,000,000          2,996,250
                                                                                                             -----------
                                                                                                               6,645,000
                                                                                                             -----------
 PRODUCER MANUFACTURING 2.0%
 Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 ...........................          5,000,000          3,750,000
                                                                                                             -----------
 TECHNOLOGY SERVICES 8.0%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ...................          8,000,000         11,260,000
 BEA Systems Inc., cvt., 4.00%, 12/15/06 .........................................            500,000          1,092,500
 BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ...................................          1,500,000          3,277,500
                                                                                                             -----------
                                                                                                              15,630,000
                                                                                                             -----------
 TOTAL CONVERTIBLE BONDS (COST $85,480,363) ......................................                            91,188,742
                                                                                                             -----------
 TOTAL LONG TERM INVESTMENTS (COST $160,831,581) 93.3% ...........................                           181,553,612
                                                                                                             -----------
(a)REPURCHASE AGREEMENT 2.7%
   Joint Repurchase Agreement, 6.563%, 11/01/00 (Maturity Value $5,263,323)
    (COST $5,262,364).............................................................          5,262,364          5,262,364
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Deutsche Bank Govt. Securities
      Dresdner Kleinwort Benson, North America LLC
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      Paribas Corporation
      Societe Generale
      UBS Warburg
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                             -----------
 TOTAL INVESTMENTS (COST $166,093,945) 96.0% .....................................                           186,815,976
                                                                                                             -----------
 OTHER ASSETS, LESS LIABILITIES 4.0% .............................................                             7,839,120
                                                                                                             -----------
 NET ASSETS 100.0% ...............................................................                          $194,655,096
                                                                                                            ============


*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.


44                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN EQUITY INCOME FUND

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------
                                                        2000            1999           1998             1997          1996
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $  19.20        $  19.93        $  19.31        $  16.41      $  15.19
                                                     ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................             .53             .58             .64             .64           .64
 Net realized and unrealized gains ..........            1.89             .36            1.42            3.23          1.63
                                                     ----------------------------------------------------------------------
Total from investment operations ............            2.42             .94            2.06            3.87          2.27
                                                     ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.52)           (.60)           (.65)           (.64)         (.65)
 Net realized gains .........................           (1.28)          (1.07)           (.79)           (.33)         (.40)
Total distributions .........................           (1.80)          (1.67)          (1.44)           (.97)        (1.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of year ................        $  19.82        $  19.20        $  19.93        $  19.31      $  16.41
                                                     ======================================================================
Total return(a) .............................           14.05%           4.90%          10.96%          24.40%        15.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $344,671        $385,968        $428,228        $352,555      $246,952
Ratios to average net assets:
 Expenses ...................................            1.04%            .94%            .94%            .97%          .98%
 Net investment income ......................            2.94%           2.95%           3.20%           3.62%         4.11%
Portfolio turnover rate .....................           69.75%          50.20%          30.65%          29.04%        24.15%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                CLASS B
                                                     ----------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                     ----------------------------
                                                        2000              1999(d)
                                                     ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $   19.16          $   19.37
                                                     ----------------------------
Income from investment operations:
 Net investment income(b) ...................              .39                .33
 Net realized and unrealized losses .........             1.88               (.16)
                                                     ----------------------------
Total from investment operations ............             2.27                .17
                                                     ----------------------------
Less distributions from:
 Net investment income ......................             (.39)              (.38)
 Net realized gains .........................            (1.28)              --
                                                     ----------------------------
Total distributions .........................            (1.67)              (.38)
                                                     ----------------------------
Net asset value, end of year ................        $   19.76          $   19.16
                                                     ============================
Total return(a) .............................            13.17%               .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $   4,509          $   2,493
Ratios to average net assets:
 Expenses ...................................             1.78%              1.69%(c)
 Net investment income ......................             2.18%              2.03%(c)
Portfolio turnover rate .....................            69.75%             50.20%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(c)Annualized.

(d)For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                    CLASS C
                                                     -------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------
                                                         2000         1999         1998         1997          1996
                                                     -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $  19.14      $ 19.88      $ 19.26      $ 16.38      $  15.19
                                                     -------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................             .40          .43          .50          .50           .52
 Net realized and unrealized gains ..........            1.89          .36         1.41         3.22          1.63
                                                     -------------------------------------------------------------
Total from investment operations ............            2.29          .79         1.91         3.72          2.15
                                                     -------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.38)        (.46)        (.50)        (.51)         (.56)
 Net realized gains .........................           (1.28)       (1.07)        (.79)        (.33)         (.40)
                                                     -------------------------------------------------------------
Total distributions .........................           (1.66)       (1.53)       (1.29)        (.84)         (.96)
                                                     -------------------------------------------------------------
Net asset value, end of year ................        $  19.77      $ 19.14      $ 19.88      $ 19.26      $  16.38
                                                     =============================================================
Total return(a) .............................           13.26%        4.11%       10.16%       23.40%        14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $ 73,387      $82,353      $81,078      $45,277      $ 18,227
Ratios to average net assets:
 Expenses ...................................            1.78%        1.69%        1.69%        1.72%         1.73%
 Net investment income ......................            2.20%        2.20%        2.45%        2.78%         3.33%
Portfolio turnover rate .....................           69.75%       50.20%       30.65%       29.04%        24.15%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.


                        See notes to financial statements.                   47

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000




FRANKLIN EQUITY INCOME FUND                                                                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 82.1%
COMMERCIAL SERVICES 1.5%
The McGraw-Hill Cos. Inc. ........................................................             99,000        $ 6,354,563
                                                                                                             -----------
COMMUNICATIONS 9.9%
ALLTELL Corp. ....................................................................             75,000          4,832,813
AT&T Corp. .......................................................................            184,250          4,272,297
SBC Communications Inc. ..........................................................            237,000         13,671,938
Sprint Corp. (FON Group) .........................................................            225,000          5,737,500
Verizon Communications ...........................................................            236,950         13,698,672
                                                                                                             -----------
                                                                                                              42,213,220
                                                                                                             -----------
CONSUMER DURABLES 1.8%
Ford Motor Co. ...................................................................            106,638          2,785,918
Mattel Inc. ......................................................................            200,000          2,587,500
Maytag Corp. .....................................................................             85,000          2,433,125
                                                                                                             -----------
                                                                                                               7,806,543
                                                                                                             -----------
CONSUMER NON-DURABLES 8.5%
General Mills Inc. ...............................................................            126,600          5,285,550
Kimberly-Clark Corp. .............................................................             90,000          5,940,000
PepsiCo Inc. .....................................................................             80,000          3,875,000
Philip Morris Cos. Inc. ..........................................................            178,200          6,526,575
Procter & Gamble Co. .............................................................             65,000          4,643,438
R.J. Reynolds Tobacco Holdings Inc. ..............................................            156,700          5,602,025
UST Inc. .........................................................................            157,500          3,976,875
                                                                                                             -----------
                                                                                                              35,849,463
                                                                                                             -----------
CONSUMER SERVICES 3.8%
Carnival Corp. ...................................................................            160,000          3,970,000
Gannett Co. Inc. .................................................................             75,000          4,350,000
H & R Block Inc. .................................................................            120,000          4,282,500
Harcourt General Inc. ............................................................             61,500          3,447,075
                                                                                                             -----------
                                                                                                              16,049,575
                                                                                                             -----------
ELECTRONIC TECHNOLOGY 6.2%
Diebold Inc. .....................................................................            190,000          4,940,000
Motorola Inc. ....................................................................            214,200          5,341,613
PerkinElmer Inc. .................................................................             73,000          8,723,500
Raytheon Co., B ..................................................................            137,800          4,711,038
Rockwell International Corp. .....................................................             62,500          2,457,031
                                                                                                             -----------
                                                                                                              26,173,182
                                                                                                             -----------
ENERGY MINERALS 6.0%
Chevron Corp. ....................................................................             43,900          3,605,288
Conoco Inc., B ...................................................................            264,131          7,181,062
Exxon Mobil Corp. ................................................................             62,717          5,593,572
Petroleo Brasileiro SA (Petrobras), ADR ..........................................            140,100          4,071,656
Texaco Inc. ......................................................................             80,000          4,725,000
                                                                                                             -----------
                                                                                                              25,176,578
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


FRANKLIN EQUITY INCOME FUND                                                                    SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE 14.0%
Arthur J. Gallagher & Co. ........................................................            101,800        $ 6,426,125
Bank of America Corp. ............................................................             95,000          4,565,938
Fannie Mae .......................................................................             76,500          5,890,500
Fleet Boston Financial Corp. .....................................................            204,915          7,786,770
J.P. Morgan & Co. Inc. ...........................................................             22,500          3,723,750
KeyCorp ..........................................................................            140,000          3,456,250
Lincoln National Corp. ...........................................................            139,000          6,724,125
National City Corp. ..............................................................             96,400          2,060,550
St. Paul Cos. Inc. ...............................................................             84,300          4,320,375
SunTrust Banks Inc. ..............................................................             60,000          2,928,750
Washington Mutual Inc. ...........................................................            128,000          5,632,000
Wells Fargo & Co. ................................................................            120,000          5,557,500
                                                                                                             -----------
                                                                                                              59,072,633
                                                                                                             -----------
HEALTH TECHNOLOGY 8.3%
Abbott Laboratories ..............................................................            177,500          9,374,219
American Home Products Corp. .....................................................             72,000          4,572,000
Baxter International Inc. ........................................................             37,500          3,082,031
Bristol-Myers Squibb Co. .........................................................            140,000          8,531,250
Glaxo Wellcome PLC, ADR (United Kingdom) .........................................             53,200          3,095,575
Johnson & Johnson ................................................................             48,000          4,053,500
Merck & Co., Inc. ................................................................             25,000          2,248,438
                                                                                                             -----------
                                                                                                              34,957,013
                                                                                                             -----------
NON-ENERGY MINERALS 1.0%
Weyerhaeuser Co. .................................................................             90,000          4,224,375
                                                                                                             -----------
PROCESS INDUSTRIES .6%
Dow Chemical Co. .................................................................             79,500          2,434,688
                                                                                                             -----------
PRODUCER MANUFACTURING 3.2%
Delphi Automotive Systems Corp. ..................................................            182,188          2,858,074
Emerson Electric Co. .............................................................             92,000          6,756,250
Masco Corp. ......................................................................            210,000          3,924,375
                                                                                                             -----------
                                                                                                              13,538,699
                                                                                                             -----------
REAL ESTATE 5.6%
Arden Realty Inc. ................................................................            155,000          3,720,000
Equity Office Properties Trust ...................................................            140,000          4,217,500
Equity Residential Properties Trust ..............................................            118,300          5,567,494
Glenborough Realty Trust Inc. ....................................................            144,000          2,313,000
MeriStar Hospitality Corp. .......................................................            170,000          3,251,250
Simon Property Group Inc. ........................................................            199,400          4,449,113
                                                                                                             -----------
                                                                                                              23,518,357
                                                                                                             -----------
RETAIL TRADE 2.2%
Home Depot Inc. ..................................................................             55,000          2,365,000
Sears, Roebuck & Co. .............................................................            120,000          3,567,600
Target Corp. .....................................................................            120,000          3,315,000
                                                                                                             -----------
                                                                                                               9,247,600
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


FRANKLIN EQUITY INCOME FUND                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TECHNOLOGY SERVICES 2.8%
Automatic Data Processing Inc. ...................................................             76,000       $  4,963,750
Electronic Data Systems Corp. ....................................................            150,000          7,040,625
                                                                                                            ------------
                                                                                                              12,004,375
                                                                                                            ------------
UTILITIES 6.7%
Constellation Energy Group Inc. ..................................................             85,500          3,564,281
Duke Energy Corp. ................................................................             50,000          4,321,875
Edison International .............................................................            250,000          5,968,750
MCN Energy Group Inc. ............................................................            180,000          4,432,500
National Fuel Gas Co. ............................................................             84,600          4,536,675
TXU Corp. ........................................................................            147,900          5,481,544
                                                                                                            ------------
                                                                                                              28,305,625
                                                                                                            ------------
TOTAL COMMON STOCKS (COST $273,204,780) ..........................................                           346,926,489
                                                                                                            ------------
CONVERTIBLE PREFERRED STOCKS 5.1%
COMMUNICATIONS 1.0%
MediaOne Group Inc., 7.00%, cvt. pfd. (exchangeable into Vodaphone AirTouch common)            98,400          4,077,450
                                                                                                            ------------
CONSUMER SERVICES .8%
Cox Communications Inc., 7.00%, cvt. pfd. ........................................             62,500          3,656,250
                                                                                                            ------------
FINANCE .9%
Metlife Capital Trust I, 8.00%, cvt. pfd. ........................................             45,000          3,943,125
                                                                                                            ------------
INDUSTRIAL SERVICES .6%
AES Trust III, 6.75%, cvt. pfd. ..................................................             26,800          2,385,200
                                                                                                            ------------
REAL ESTATE .3%
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...............................             71,200          1,174,793
                                                                                                            ------------
TRANSPORTATION 1.1%
Union Pacific Capital Trust, 6.25%, cvt. pfd. ....................................            100,800          4,561,200
                                                                                                            ------------
UTILITIES .4%
SEI Trust I, 6.25%, cvt. pfd., A .................................................             31,200          1,883,700
                                                                                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $19,390,903) ............................                            21,681,718
                                                                                                            ------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT*
                                                                                          ----------
CONVERTIBLE BONDS 5.8%
CONSUMER SERVICES .9%
Clear Channel Communications, 1.50%, 12/01/02 ....................................        $ 4,000,000          3,805,000
                                                                                                            ------------
ELECTRONIC TECHNOLOGY 2.9%
Amkor Technology Inc., cvt., 5.00%, 3/15/07 ......................................          3,200,000          2,304,000
LSI Logic Corp., cvt., 4.25%, 3/15/04 ............................................            790,000          1,681,712
LSI Logic Corp., cvt., 4.00%, 2/15/05 ............................................          1,875,000          1,579,088
SCI Systems Inc., cvt., 3.00%, 3/15/07 ...........................................          3,250,000          3,384,063
Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 ..........................          3,750,000          3,295,313
                                                                                                            ------------
                                                                                                              12,244,176
                                                                                                            ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                          AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   HEALTH SERVICES .9%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 .............................................      $ 5,000,000      $  3,756,250
                                                                                                                      ------------
   TECHNOLOGY SERVICES 1.1%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ..............................        3,400,000         4,785,500
                                                                                                                      ------------
   TOTAL CONVERTIBLE BONDS (COST $24,515,837) .................................................                         24,590,926
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $317,111,520) 93.0% ......................................                        393,199,133
                                                                                                                      ------------
(a)REPURCHASE AGREEMENT 6.6%
   Joint Repurchase Agreement, 6.563%, 11/1/00, (Maturity Value $27,751,893) (COST $27,746,835)       27,746,835        27,746,835
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Deutsche Bank Govt. Securities
     Dresdner Kleinwort Benson, North American LLC
     Lehman Brothers Inc.
     Nesbitt Burns Securities Inc.
     Paribas Corporation
     Societe Generale
     UBS Warburg
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $344,858,355) 99.6% ................................................                        420,945,968
   OTHER ASSETS, LESS LIABILITIES .4% .........................................................                          1,620,743
                                                                                                                      ------------
   NET ASSETS 100.0% ..........................................................................                       $422,566,711
                                                                                                                      ============

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                    51

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                    CLASS A
                                                   -------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------------------------
                                                       2000           1999            1998             1997             1996
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   7.72       $   8.25       $    8.41        $    8.65        $    8.31
                                                   -------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................           .56            .58             .60              .60              .61
 Net realized and unrealized gains (losses) .          (.70)          (.51)           (.15)            (.22)             .33
                                                   -------------------------------------------------------------------------
Total from investment operations ............          (.14)           .07             .45              .38              .94
                                                   -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.29)          (.58)           (.57)            (.61)            (.60)
 In excess of net investment income .........            --             --            (.04)            (.01)              --
 Tax return of capital ......................          (.31)            --              --               --               --
 Net realized gains .........................            --           (.02)             --               --               --
                                                   -------------------------------------------------------------------------
Total distributions .........................          (.60)          (.60)           (.61)            (.62)            (.60)
                                                   -------------------------------------------------------------------------
Net asset value, end of year ................      $   6.98       $   7.72       $    8.25        $    8.41        $    8.65
                                                   =========================================================================

Total return(a)..............................         (1.93%)          .90%           5.57%            4.31%           11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 69,945       $ 85,004       $ 110,876        $ 118,348        $ 137,626
Ratios to average net assets:
 Expenses ...................................          1.12%          1.06%            .96%             .90%             .85%
 Net investment income ......................          7.62%          7.28%           7.17%            6.97%            7.68%
Portfolio turnover rate .....................        138.13%         61.50%          49.93%          193.30%          139.71%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                  CLASS C
                                                 ---------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
                                                      2000          1999            1998           1997           1996
                                                 ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    7.73      $    8.26      $    8.41      $    8.65      $    8.31
                                                 ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................          .53            .54            .55            .55            .56
 Net realized and unrealized gains (losses) .         (.71)          (.51)          (.14)          (.22)           .33
                                                 ---------------------------------------------------------------------
Total from investment operations ............         (.18)           .03            .41            .33            .89
                                                 ---------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.25)          (.54)          (.52)          (.56)          (.55)
 In excess of net investment income .........           --             --           (.04)          (.01)            --
 Tax return of capital ......................         (.31)            --             --             --             --
 Net realized gains .........................           --           (.02)            --             --             --
                                                 ---------------------------------------------------------------------
Total distributions .........................         (.56)          (.56)          (.56)          (.57)          (.55)
                                                 ---------------------------------------------------------------------
Net asset value, end of year ................    $    6.99      $    7.73      $    8.26      $    8.41      $    8.65
                                                 =====================================================================

Total return(a)..............................        (2.43%)          .36%          5.12%          3.74%         11.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   3,383      $   4,744      $   5,710      $   4,473      $   3,700
Ratios to average net assets:
 Expenses ...................................         1.64%          1.59%          1.49%          1.46%          1.40%
 Net investment income ......................         7.11%          6.77%          6.64%          6.43%          7.17%
Portfolio turnover rate .....................       138.13%         61.50%         49.93%        193.30%        139.71%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                   ADVISOR CLASS
                                                 --------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------
                                                     2000          1999          1998         1997(d)
                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   7.73      $   8.26      $   8.41      $   8.71
                                                 --------------------------------------------------
Income from investment operations:
 Net investment income(b)....................         .59           .59           .62           .49
 Net realized and unrealized losses .........        (.73)         (.51)         (.15)         (.28)
                                                 --------------------------------------------------
Total from investment operations ............        (.14)          .08           .47           .21
                                                 --------------------------------------------------
Less distributions from:
 Net investment income ......................        (.30)         (.59)         (.58)         (.49)
 In excess of net investment income .........          --            --          (.04)         (.02)
 Tax return of capital ......................        (.31)           --            --            --
 Net realized gains .........................          --          (.02)           --            --
                                                 --------------------------------------------------
Total distributions .........................        (.61)         (.61)         (.62)         (.51)
                                                 --------------------------------------------------
Net asset value, end of year ................    $   6.98      $   7.73      $   8.26      $   8.41
                                                 ==================================================

Total return(a)..............................       (1.94%)        1.03%         5.81%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $     84      $    694      $    829      $    741
Ratios to average net assets:
 Expenses ...................................        1.00%          .94%          .85%          .82%(c)
 Net investment income ......................        7.80%         7.43%         7.30%         7.08%(c)
Portfolio turnover rate .....................      138.13%        61.50%        49.93%       193.30%


(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

(c)Annualized.

(d)For the period January 2, 1997 (effective date) to October 31, 1997.


54                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                    PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                               AMOUNT*          VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.9%
ARGENTINA 3.5%
Republic of Argentina:
   11.00%, 10/09/06 .......................................    $     250,000        $  222,125
   11.75%, 4/07/09 ........................................        2,045,000         1,789,375
   11.375%, 3/15/10 .......................................          121,000           102,548
   9.75%, 9/19/27 .........................................          600,000           448,500
                                                                                    ----------
                                                                                     2,562,548
                                                                                   ----------

AUSTRALIA 4.2%
Government of Australia, 10.00%, 10/15/07 .................        2,438,000 AUD     1,534,819
Queensland Treasury Corp., 6.50%, 6/14/05 .................        2,979,000 AUD     1,549,267
                                                                                    ----------
                                                                                     3,084,086
                                                                                    ----------

BELGIUM 2.0%
Kingdom of Belgium, 8.50%, 10/01/07 .......................        1,488,000 EUR     1,473,496
                                                                                    ----------

BRAZIL 10.3%
Government of Brazil:
   FRN, 7.6875%, 4/15/09 ..................................        3,950,000         3,392,063
   14.50%, 10/15/09 .......................................        1,855,000         1,985,314
   Series L, cvt., FRN, 7.6875%, 4/15/12 ..................        1,250,000           932,038
   10.125%, 5/15/27 .......................................        1,700,000         1,282,650
                                                                                    ----------
                                                                                     7,592,065
                                                                                    ----------

CANADA 7.4%
Government of Canada:
   10.50%, 3/01/01 ........................................        5,000,000 CAD     3,323,676
   10.00%, 5/01/02 ........................................        3,005,000 CAD     2,082,526
                                                                                    ----------
                                                                                     5,406,202
                                                                                    ----------

DENMARK 2.2%
Kingdom of Denmark:
   9.00%, 11/15/00 ........................................        3,385,000 DKK       386,569
   8.00%, 3/15/067 ........................................        9,357,000 DKK     1,186,321
                                                                                    ----------
                                                                                     1,572,890
                                                                                    ----------

FRANCE 3.6%
Government of France:
   8.25%, 2/27/04 .........................................        1,279,000 EUR     1,183,276
   8.50%, 10/25/08 ........................................        1,459,000 EUR     1,490,658
                                                                                    ----------
                                                                                     2,673,934
                                                                                    ----------

GERMANY 8.4%
Federal Republic of Germany:
   Series 96, 6.00%, 1/05/06 ..............................        2,914,364 EUR     2,560,628
   Series 97, 6.00%, 1/04/07 ..............................        4,080,109 EUR     3,601,480
                                                                                    ----------
                                                                                     6,162,108
                                                                                    ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                                     AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 4.8%
Buoni Poliennali del Tesoro, 6.75%, 7/01/07 .......................................................        825,000 EUR   $  749,758
Government of Italy, 10.50%, 4/01/05 ..............................................................      2,763,040 EUR    2,799,340
                                                                                                                         ----------
                                                                                                                          3,549,098
                                                                                                                         ----------

MEXICO 4.4%
United Mexican States:
   9.875%, 1/15/07 ................................................................................        675,000          700,313
   8.625%, 3/12/08 ................................................................................        565,000          550,875
   11.375%, 9/15/16 ...............................................................................      1,760,000        1,998,920
                                                                                                                         ----------
                                                                                                                          3,250,108
                                                                                                                         ----------

NETHERLANDS 3.7%
Cellco Finance NV, 15.00%, 8/01/05 ................................................................      1,300,000        1,329,250
Government of Netherlands, 7.75%, 3/01/05 .........................................................      1,485,000 EUR    1,379,396
                                                                                                                         ----------
                                                                                                                          2,708,646
                                                                                                                         ----------

NEW ZEALAND 2.1%
Government of New Zealand, Series 1106, 8.00%, 11/15/06 ...........................................      3,623,000 NZD    1,534,050
                                                                                                                         ----------

PANAMA .8%
Republic of Panama, 8.875%, 9/30/27 ...............................................................        650,000          550,875
                                                                                                                         ----------

SOUTH KOREA 3.6%
Hanvit Bank, 144A, 12.75%, 3/01/10 ................................................................        890,000          878,875
Republic of Korea, 8.875%, 4/15/08 ................................................................      1,660,000        1,734,700
                                                                                                                         ----------
                                                                                                                          2,613,575
                                                                                                                         ----------

SPAIN 2.6%
Bonos y Oblig del Estado, 8.80%, 4/30/06 ..........................................................      1,932,855 EUR    1,896,321
                                                                                                                         ----------

SWEDEN 3.3%
Kingdom of Sweden, 10.25%, 5/05/03 ................................................................     21,500,000 SEK    2,412,461
                                                                                                                         ----------

TURKEY 2.7%
Republic of Turkey:
   Reg S, 10.00%, 9/19/07 .........................................................................        262,000          242,219
   12.375%, 6/15/09 ...............................................................................      1,744,000        1,757,080
                                                                                                                         ----------
                                                                                                                          1,999,299
                                                                                                                         ----------

UNITED KINGDOM 4.3%
United Kingdom:
   8.00%, 12/07/00 ................................................................................      1,000,000 GBP    1,454,885
   8.50%, 7/16/07 .................................................................................      1,005,000 GBP    1,700,100
                                                                                                                         ----------
                                                                                                                          3,154,985
                                                                                                                         ----------

UNITED STATES 12.8%
Fannie Mae, 5.25%, 1/15/09 ........................................................................      3,609,000        3,288,286
U.S. Treasury Bond, 5.25%, 11/15/28 ...............................................................      3,364,000        3,059,238
U.S. Treasury Note:
   6.125%, 8/31/02 ................................................................................        235,000          235,632
   7.25%, 8/15/04 .................................................................................      2,714,000        2,840,795
                                                                                                                         ----------
                                                                                                                          9,423,951
                                                                                                                         ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                              PRINCIPAL
     FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                    AMOUNT*           VALUE
     --------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     VENEZUELA 7.2%
     Republic of Venezuela:
     144A, 9.125%, 6/18/07 .............................................................   $ 1,220,000        $   984,302
     9.25%, 9/15/27 ....................................................................     6,530,000          4,317,963
                                                                                                              -----------
                                                                                                                5,302,265
                                                                                                              -----------
         TOTAL LONG TERM INVESTMENTS (COST $ 84,767,476) ...............................                       68,922,963
                                                                                                              -----------
     SHORT TERM INVESTMENT (COST $470,875) .6%
     U.S. Treasury Bill, 6.13%, 12/21/00 ...............................................       475,000            470,817
                                                                                                              -----------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $85,238,351) ..................                       69,393,780
                                                                                                              -----------
(a)  REPURCHASE AGREEMENT 3.6%
     Lehman Brothers Inc., 6.55%, 11/01/00 (Maturity Value $2,644,481) (COST $2,644,000)
     Collateralized by U.S. Treasury Notes and Bonds ...................................     2,644,000          2,644,000
                                                                                                              -----------
     TOTAL INVESTMENTS (COST $87,882,351) 98.1% ........................................                       72,037,780
     OTHER ASSETS, LESS LIABILITIES 1.9% ...............................................                        1,374,726
                                                                                                              -----------
     TOTAL NET ASSETS 100.0% ...........................................................                      $73,412,506
                                                                                                              ===========

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATION:
FRN - Floating Rate Note


*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)At October 31, 2000, the repurchase agreement held by the Fund had been entered into on that date.


                       See notes to financial statements.                    57

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                        CLASS A
                                                 -------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                        2000             1999             1998             1997             1996
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.11      $     10.46      $     10.29      $     10.28      $     10.35
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................            .57              .53              .54              .57              .58
 Net realized and unrealized gains (losses) .             --             (.38)             .19              .02             (.08)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .57              .15              .73              .59              .50
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.59)            (.50)            (.56)            (.58)            (.57)
Net asset value, end of year ................    $     10.09      $     10.11      $     10.46      $     10.29      $     10.28
                                                 ===============================================================================
Total return(a)..............................           5.86%            1.51%            7.38%            5.88%            4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   141,646      $   176,114      $   224,132      $   192,051      $   196,042
Ratios to average net assets:
 Expenses ...................................            .85%             .79%             .78%             .78%             .74%
 Net investment income ......................           5.66%            5.18%            5.24%            5.51%            5.64%
Portfolio turnover rate .....................          56.80%           64.26%           37.70%           40.56%           72.62%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                     ADVISOR CLASS
                                                 -------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------
                                                      2000           1999           1998          1997(d)
                                                 -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.10      $   10.45      $   10.30      $   10.24
                                                 -------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................          .57            .54            .57            .47
 Net realized and unrealized gains (losses) .          .01           (.38)           .16            .07
                                                 -------------------------------------------------------
Total from investment operations ............          .58            .16            .73            .54
                                                 -------------------------------------------------------
Less distributions from net investment income         (.60)          (.51)          (.58)          (.48)
                                                 -------------------------------------------------------
Net asset value, end of year ................    $   10.08      $   10.10      $   10.45      $   10.30
                                                 =======================================================

Total return(a)..............................         5.97%          1.62%          7.38%          5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   1,483      $   1,367      $   3,644      $     385
Ratios to average net assets:
 Expenses ...................................          .75%           .69%           .69%           .70%(c)
 Net investment income ......................         5.76%          5.26%          5.28%          5.35%(c)
Portfolio turnover rate .....................        56.80%         64.26%         37.70%         40.56%


(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized.

(d)For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.                    59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                                     PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                          AMOUNT          VALUE
 ------------------------------------------------------------------------------------------------------------
 AGENCY BONDS 40.9%
 FEDERAL HOME LOAN BANK (FHLB) 6.9%
 6.00%, 8/15/02 ................................................................   $10,000,000    $ 9,926,400
                                                                                                   ----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 7.0%
 6.52%, 1/02/02 ................................................................     5,000,000      5,000,620
 5.50%, 5/15/02 ................................................................     5,000,000      4,930,925
                                                                                                   ----------
                                                                                                    9,931,545
                                                                                                   ----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 27.0%
 5.60%, 2/02/01 ................................................................     9,500,000      9,479,936
 5.70%, 5/15/02 ................................................................    10,000,000      9,887,870
 5.75%, 4/15/03 ................................................................     7,000,000      6,895,854
 7.00%, 7/15/05 ................................................................     3,000,000      3,057,456
 7.125%, 3/15/07 ...............................................................     3,000,000      3,088,605
 6.61%, 4/10/08 ................................................................     3,000,000      2,916,429
 6.19%, 2/19/09 ................................................................     3,500,000      3,329,515
                                                                                                   ----------
                                                                                                   38,655,665
                                                                                                   ----------
 TOTAL AGENCY BONDS (COST $58,403,186) .........................................                   58,513,610
                                                                                                   ----------

 MORTGAGE BACKED SECURITIES 57.0%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 5.1%
 7.00%, 3/01/07 ................................................................       301,795        302,256
 7.00%, 4/01/07 ................................................................       123,529        123,718
 7.00%, 8/01/07 ................................................................       236,477        236,838
 7.00%, 12/01/10 ...............................................................     1,192,652      1,193,175
 7.00%, 7/01/11 ................................................................       327,258        326,728
 7.00%, 10/01/11 ...............................................................       631,875        630,852
 7.00%, 11/01/11 ...............................................................       101,167        101,003
 7.00%, 4/01/12 ................................................................       148,997        148,661
 7.00%, 5/01/12 ................................................................       460,418        459,379
 7.00%, 8/01/12 ................................................................     1,404,851      1,401,679
 7.00%, 9/01/12 ................................................................       119,529        119,259
 7.00%, 10/01/12 ...............................................................       283,653        283,012
 7.00%, 8/01/13 ................................................................       352,465        351,498
 7.00%, 9/01/13 ................................................................     1,620,128      1,614,704
                                                                                                   ----------
                                                                                                    7,292,762
                                                                                                   ----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 42.3%
 6.00%, 4/01/04 ................................................................    10,657,595     10,449,031
 6.50%, 9/01/05 ................................................................    11,277,030     11,186,007
 6.50%, 10/01/06 ...............................................................     9,920,132      9,840,061
 6.50%, 12/01/08 ...............................................................     4,710,531      4,673,608
 6.50%, 5/01/11 ................................................................     6,964,050      6,860,356
 6.50%, 2/01/12 ................................................................     5,174,945      5,088,618
 7.00%, 7/01/12 ................................................................       624,956        623,349
 7.00%, 8/01/12 ................................................................       186,103        185,625
 7.00%, 9/01/12 ................................................................       231,027        230,433
 7.00%, 10/01/12 ...............................................................     2,583,699      2,577,059
 7.00%, 11/01/12 ...............................................................     2,608,470      2,601,766

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
     FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                      AMOUNT            VALUE
     --------------------------------------------------------------------------------------------------------------------------
     MORTGAGE BACKED SECURITIES (CONT.)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
     7.00%, 12/01/12 ..........................................................................    $    398,836    $    397,811
     7.00%, 1/01/13 ...........................................................................         360,644         359,718
     7.00%, 5/01/13 ...........................................................................         506,282         504,980
     7.00%, 8/01/13 ...........................................................................         208,944         208,146
     7.00%, 7/01/14 ...........................................................................          79,190          78,824
     7.50%, 12/01/14 ..........................................................................       1,853,556       1,869,065
     7.50%, 1/01/15 ...........................................................................       2,792,329       2,815,693
                                                                                                                   ------------
                                                                                                                     60,550,150
                                                                                                                   ------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.6%
     6.50%, 10/15/13 ..........................................................................         784,297         773,162
     6.50%, 4/15/14 ...........................................................................       1,774,565       1,748,338
     6.50%, 6/15/14 ...........................................................................         823,769         811,594
     6.50%, 7/15/14 ...........................................................................       5,746,010       5,661,083
     7.50%, 10/15/14 ..........................................................................         916,270         928,769
     7.50%, 11/15/14 ..........................................................................       1,829,180       1,854,133
     7.50%, 12/15/14 ..........................................................................       1,939,508       1,965,967
                                                                                                                   ------------
                                                                                                                     13,743,046
                                                                                                                   ------------
     TOTAL MORTGAGE BACKED SECURITIES (COST $81,406,257) ......................................                      81,585,958
                                                                                                                   ------------
     TOTAL LONG TERM INVESTMENTS (COST $139,809,443) ..........................................                     140,099,568
                                                                                                                   ------------
  (a)REPURCHASE AGREEMENT 1.7%
     Joint Repurchase Agreement, 6.563%, 11/01/00 (Maturity Value $2,510,858) (COST $2,510,400)       2,510,400       2,510,400
       Barclays Capital Inc.
       Bear, Stearns & Co., Inc.
       Deutsche Bank Govt. Securities
       Dresdner Kleinwort Benson, North America LLC
       Lehman Brothers Inc.
       Nesbitt Burns Securities Inc.
       Paribas Corporation
       Societe Generale
       UBS Warburg
         Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   ------------
     TOTAL INVESTMENTS (COST $142,319,843) 99.6% ..............................................                     142,609,968
     OTHER ASSETS, LESS LIABILITIES .4% .......................................................                         518,727
                                                                                                                   ------------
     NET ASSETS 100.0% ........................................................................                    $143,128,695
                                                                                                                   ------------


(a)Investment is through participation in a joint account with other funds managed by the investment adviser. At October 31, 2000, all repurchase agreements had been entered into on that date.


                      See notes to financial statements.                     61

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                                                             FRANKLIN
                                                  FRANKLIN                            FRANKLIN GLOBAL    SHORT-INTERMEDIATE
                                                 CONVERTIBLE       FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                SECURITIES FUND       INCOME FUND       INCOME FUND       SECURITIES FUND
                                                ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................    $ 166,093,945      $ 344,858,355      $  87,882,351       $ 142,319,843
                                                 =======================================================================
  Value .....................................      186,815,976        420,945,968         72,037,780         142,609,968
 Receivables:
  Investment securities sold ................        7,200,704          1,214,001                 --                  --
  Capital shares sold .......................        3,527,348          1,450,544             47,632              25,844
  Dividends and interest ....................        1,070,965            877,168          1,732,766           1,373,285
                                                 -----------------------------------------------------------------------
    Total assets ............................      198,614,993        424,487,681         73,818,178         144,009,097
                                                 -----------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ...........        3,382,490            237,000                 --                  --
  Capital shares redeemed ...................          339,268          1,160,248            259,780             748,219
  Affiliates ................................          207,549            419,148             46,381              83,409
  Shareholders ..............................            7,566             63,216                 --              13,134
  Funds advanced by custodian ...............               --                 --             41,367                  --
 Other liabilities ..........................           23,024             41,358             58,144              35,640
                                                 -----------------------------------------------------------------------
    Total liabilities .......................        3,959,897          1,920,970            405,672             880,402
                                                 -----------------------------------------------------------------------
    Net assets, at value ....................    $ 194,655,096      $ 422,566,711      $  73,412,506       $ 143,128,695
                                                 =======================================================================
Net assets consist of:
 Undistributed net investment income ........    $   1,419,983      $     385,926      $          --       $     177,762
 Net unrealized appreciation (depreciation) .       20,722,031         76,087,613        (15,922,453)            290,125
 Accumulated net realized gain (loss) .......        8,241,611          8,488,200         (2,572,096)         (8,039,628)
 Capital shares .............................      164,271,471        337,604,972         91,907,055         150,700,436
                                                 -----------------------------------------------------------------------
    Net assets, at value ....................    $ 194,655,096      $ 422,566,711      $  73,412,506       $ 143,128,695
                                                 =======================================================================


62                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000

                                                                                                                        FRANKLIN
                                                            FRANKLIN                             FRANKLIN GLOBAL  SHORT-INTERMEDIATE
                                                          CONVERTIBLE         FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                         SECURITIES FUND        INCOME FUND         INCOME FUND      SECURITIES FUND
                                                         ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................    $ 159,129,651        $344,671,076        $ 69,945,249       $141,645,735
                                                          ========================================================================
 Shares outstanding ..................................        9,990,288          17,387,229          10,020,878         14,037,068
                                                          ========================================================================
 Net asset value per share* ..........................    $       15.93        $      19.82        $       6.98       $      10.09
                                                          ========================================================================
 Maximum offering price per share (net asset value per
   share / 94.25%, 94.25%, 95.75%, 97.75%,
   respectively) .....................................    $       16.90        $      21.03        $       7.29       $      10.32
                                                          ========================================================================

CLASS B:
 Net assets, at value ................................               --        $  4,509,074                  --                 --
                                                          ========================================================================
 Shares outstanding ..................................               --             228,155                  --                 --
                                                          ========================================================================
 Net asset value and maximum offering price per
   share* ............................................              --        $      19.76                  --                 --
                                                          ========================================================================

CLASS C:
 Net assets, at value ................................    $  35,525,445        $ 73,382,775        $  3,382,775                 --
                                                          ========================================================================
 Shares outstanding ..................................        2,239,940           3,712,936             484,130                 --
                                                          ========================================================================
 Net asset value per share* ..........................    $       15.86        $      19.77        $       6.99                 --
                                                          ========================================================================
 Maximum offering price per share (net asset value per
   share / 99%) ......................................    $       16.02        $      19.97        $       7.06                 --
                                                          ========================================================================

ADVISOR CLASS:
 Net assets, at value ................................               --                  --        $     84,482       $  1,482,960
                                                          ========================================================================
 Shares outstanding ..................................               --                  --              12,099            147,149
                                                          ========================================================================
 Net asset value and maximum offering price per
   share .............................................               --                  --        $       6.98       $      10.08
                                                          ========================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    63

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                                                       FRANKLIN
                                                             FRANKLIN                           FRANKLIN GLOBAL   SHORT-INTERMEDIATE
                                                           CONVERTIBLE      FRANKLIN EQUITY        GOVERNMENT       U.S. GOVERNMENT
                                                          SECURITIES FUND     INCOME FUND         INCOME FUND       SECURITIES FUND
                                                          --------------------------------------------------------------------------
Investment income:+
 Dividends ............................................    $  6,177,710       $ 14,036,605       $         --        $         --
 Interest .............................................       4,500,940          2,156,906          7,145,001          10,225,677
                                                           ----------------------------------------------------------------------
    Total investment income ...........................      10,678,650         16,193,511          7,145,001          10,225,677
                                                           ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............................       1,022,168          2,070,294            507,924             905,933
 Distribution fees (Note 3)
  Class A .............................................         365,008            839,964            100,158             150,556
  Class B .............................................              --             30,171                 --                  --
  Class C .............................................         318,378            676,466             25,742                  --
 Transfer agent fees (Note 3) .........................         316,910            914,708            186,300             186,872
 Custodian fees .......................................             392              3,035             38,600                 575
 Reports to shareholders ..............................          31,494            111,681             26,400              28,066
 Registration and filing fees .........................          26,293             51,259             37,800              25,429
 Professional fees (Note 3) ...........................          18,284             30,656             10,300              16,940
 Trustees' fees and expenses ..........................          10,732             22,698              5,100               9,503
 Other ................................................           9,006             11,750                577               4,157
                                                           ----------------------------------------------------------------------
   Total expenses .....................................       2,118,665          4,762,682            938,901           1,328,031
                                                           ----------------------------------------------------------------------
     Net investment income ............................       8,559,985         11,430,829          6,206,100           8,897,646
                                                           ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................      12,144,775          9,149,345         (5,679,106)         (2,364,551)
  Foreign currency transactions .......................              --                 --            110,846                  --
                                                           ----------------------------------------------------------------------
    Net realized gain (loss) ..........................      12,144,775          9,149,345         (5,568,260)         (2,364,551)
 Net unrealized appreciation (depreciation) on:
  Investments .........................................      24,938,138         29,128,699         (2,001,507)          2,139,300
  Translation of assets and liabilities denominated in
    foreign currencies ................................              --                 --            (63,267)                 --
                                                           ----------------------------------------------------------------------
    Net unrealized appreciation (depreciation) ........      24,938,138         29,128,699         (2,064,774)          2,139,300
                                                           ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............      37,082,913         38,278,044         (7,633,034)           (225,251)
                                                           ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................    $ 45,642,898       $ 49,708,873       $ (1,426,934)       $  8,672,395
                                                           ======================================================================

+Net of foreign taxes and fees of $35,009 and $23,427 for the Franklin Equity Income Fund and Franklin Global Government Income Fund, respectively.


64                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                              FRANKLIN CONVERTIBLE SECURITIES FUND    FRANKLIN EQUITY INCOME FUND
                                                              -------------------------------------------------------------------
                                                                     2000              1999              2000              1999
                                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................    $   8,559,985     $   8,709,026     $  11,430,829     $  14,528,303
   Net realized gain from investments and foreign
    currency transactions .................................       12,144,775         4,749,408         9,149,345        30,161,732
   Net unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities denominated in foreign currencies .........       24,938,138        11,188,287        29,128,699       (20,510,599)
                                                               -------------------------------------------------------------------
     Net increase in net assets resulting
      from operations .....................................       45,642,898        24,646,721        49,708,873        24,179,436
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................       (6,243,372)       (7,743,319)       (9,602,977)      (12,960,968)
     Class B ..............................................               --                --           (65,751)          (24,744)
     Class C ..............................................       (1,171,254)       (1,607,571)       (1,418,498)       (2,000,705)
   Net realized gains:
     Class A ..............................................               --                --       (25,502,552)      (23,373,432)
     Class B ..............................................               --                --          (173,233)               --
     Class C ..............................................               --                --        (5,214,780)       (4,503,651)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................       (7,414,626)       (9,350,890)      (41,977,791)      (42,863,500)
 Capital share transactions: (Note 2)
     Class A ..............................................       (2,076,617)      (53,014,023)      (47,629,933)      (26,849,718)
     Class B ..............................................               --                --         1,786,312         2,574,198
     Class C ..............................................         (552,181)      (15,327,964)      (10,134,574)        4,467,283
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       (2,628,798)      (68,341,987)      (55,978,195)      (19,808,237)
     Net increase (decrease) in net assets ................       35,599,474       (53,046,156)      (48,247,113)      (38,492,301)
Net assets:
 Beginning of year ........................................      159,055,622       212,101,778       470,813,824       509,306,125
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 194,655,096     $ 159,055,622     $ 422,566,711     $ 470,813,824
                                                               ===================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................    $   1,419,983     $     274,624     $     385,926     $      42,323
                                                               ===================================================================


                     See notes to financial statements.                      65

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                              FRANKLIN GLOBAL               FRANKLIN SHORT-INTERMEDIATE
                                                          GOVERNMENT INCOME FUND          U.S. GOVERNMENT SECURITIES FUND
                                                      -------------------------------------------------------------------
                                                             2000              1999              2000              1999
                                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .........................    $   6,206,100     $   7,815,767     $   8,897,646     $  10,454,640
   Net realized gain (loss) from investments and
    foreign currency transactions ................       (5,568,260)        2,292,674        (2,364,551)          (21,004)
   Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities denominated in foreign
    currencies ...................................       (2,064,774)       (9,301,008)        2,139,300        (7,765,879)
                                                      -------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ..................       (1,426,934)          807,433         8,672,395         2,667,757
 Distributions to shareholders from:
   Net investment income:
     Class A .....................................       (3,037,241)       (7,040,581)       (9,213,924)       (9,778,284)
     Class C .....................................         (146,866)         (358,541)               --                --
     Advisor Class ...............................           (7,276)          (56,550)          (93,801)          (99,886)
   Tax return of capital:
     Class A .....................................       (3,227,571)               --                --                --
     Class C .....................................         (156,069)               --                --                --
     Advisor Class ...............................           (7,733)               --                --                --
   Net realized gains:
     Class A .....................................               --          (221,141)               --                --
     Class C .....................................               --           (12,401)               --                --
     Advisor Class ...............................               --            (1,793)               --                --
                                                      -------------------------------------------------------------------
 Total distributions to shareholders .............       (6,582,756)       (7,691,007)       (9,307,725)       (9,878,170)
 Capital share transactions: (Note 2)
     Class A .....................................       (7,456,695)      (19,386,030)      (33,839,480)      (40,875,576)
     Class C .....................................         (968,014)         (618,502)               --                --
     Advisor Class ...............................         (595,804)          (84,877)          122,593        (2,209,357)
                                                      -------------------------------------------------------------------
 Total capital share transactions ................       (9,020,513)      (20,089,409)      (33,716,887)      (43,084,933)
     Net decrease in net assets ..................      (17,030,203)      (26,972,983)      (34,352,217)      (50,295,346)
Net assets:
 Beginning of year ...............................       90,442,709       117,415,692       177,480,912       227,776,258
                                                      -------------------------------------------------------------------
 End of year .....................................    $  73,412,506     $  90,442,709     $ 143,128,695     $ 177,480,912
                                                      ===================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
   End of year ...................................    $          --     $        (764)    $     177,762     $     587,841
                                                      ===================================================================


66                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
-------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACT:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                  CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                       CONVERTIBLE SECURITIES FUND                 EQUITY INCOME FUND
                                                     -----------------------------------------------------------------------
                                                        SHARES             AMOUNT              SHARES               AMOUNT
                                                     -----------------------------------------------------------------------
CLASS A SHARES:
2000
 Shares sold .....................................    10,080,650        $ 157,264,142         6,142,019         $ 110,209,796
 Shares issued in reinvestment of distributions ..       317,324            4,788,259         1,738,950            30,426,262
 Shares redeemed .................................   (10,592,868)        (164,129,018)      (10,594,274)         (188,265,991)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................      (194,894)       $  (2,076,617)       (2,713,305)        $ (47,629,933)
                                                     ========================================================================
1999
 Shares sold .....................................     2,068,275        $  25,777,173         5,788,113         $ 113,372,968
 Shares issued in reinvestment of distributions ..       475,259            5,808,595         1,647,926            31,685,607
 Shares redeemed .................................    (6,878,148)         (84,599,791)       (8,820,547)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................    (4,334,614)       $ (53,014,023)       (1,384,508)        $ (26,849,718)
                                                     ========================================================================
CLASS B SHARES:
2000
 Shares sold ...............................................................................    149,977         $   2,694,173
 Shares issued in reinvestment of distributions ............................................     12,578               219,914
 Shares redeemed ...........................................................................    (64,499)           (1,127,775)
                                                                                                -----------------------------
 Net increase ..............................................................................     98,056         $   1,786,312
                                                                                                =============================
1999**
 Shares sold ...............................................................................    143,757         $   2,846,656
 Shares issued in reinvestment of distributions ............................................      1,143                22,443
 Shares redeemed ...........................................................................    (14,801)             (294,901)
                                                                                                -----------------------------
 Net increase ..............................................................................    130,099         $   2,574,198
                                                                                                =============================

CLASS C SHARES:
2000
 Shares sold .....................................       501,333        $   7,691,322           958,482         $  17,287,634
 Shares issued in reinvestment of distributions ..        60,362              908,242           345,903             6,026,937
 Shares redeemed .................................      (616,352)          (9,151,745)       (1,893,621)          (33,449,145)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................       (54,657)       $    (552,181)         (589,236)        $ (10,134,574)
                                                     ========================================================================
1999
 Shares sold .....................................       311,908        $   3,811,987         1,374,494         $  26,925,968
 Shares issued in reinvestment of distributions ..       100,454            1,221,234           310,254             5,945,035
 Shares redeemed .................................    (1,667,505)          (1,460,904)      (28,403,720)
                                                     ------------------------------------------------------------------------
 Net increase (decrease) .........................    (1,255,143)       $ (15,327,964)          223,844         $   4,467,283
                                                     ========================================================================


**For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                             SHORT-INTERMEDIATE
                                                                 GLOBAL                        U.S. GOVERNMENT
                                                         GOVERNMENT INCOME FUND                SECURITIES FUND
                                                        SHARES           AMOUNT            SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
2000
 Shares sold ......................................    2,807,470     $  20,750,963        26,702,261     $ 266,291,754
 Shares issued in reinvestment of distributions ...      506,750         3,731,017           643,040         6,423,650
 Shares redeemed ..................................   (4,301,357)      (31,938,675)      (30,735,289)     (306,554,884)
                                                      ----------------------------------------------------------------
 Net decrease .....................................     (987,137)    $  (7,456,695)       (3,389,988)    $ (33,839,480)
                                                      ================================================================

1999
 Shares sold ......................................    3,229,144     $  25,890,191        34,503,497     $ 352,227,000
 Shares issued in reinvestment of distributions ...      527,266         4,191,903           649,862         6,640,659
 Shares redeemed ..................................   (6,184,889)      (49,468,124)      (39,156,441)     (399,743,235)
                                                      ----------------------------------------------------------------
 Net decrease .....................................   (2,428,479)    $ (19,386,030)       (4,003,082)    $ (40,875,576)
                                                      ================================================================

CLASS C SHARES:
2000
 Shares sold ......................................      118,514     $     879,309
 Shares issued in reinvestment of distributions ...       24,891           183,648
 Shares redeemed ..................................     (272,964)       (2,030,971)
                                                      ----------------------------
 Net decrease .....................................     (129,559)    $    (968,014)
                                                      ============================

1999
 Shares sold ......................................      131,666     $   1,059,002
 Shares issued in reinvestment of distributions ...       29,752           236,792
 Shares redeemed ..................................     (239,250)       (1,914,296)
                                                      ----------------------------
 Net decrease .....................................      (77,832)    $    (618,502)
                                                      ============================

ADVISOR CLASS:
2000
 Shares sold ......................................        4,521     $      34,577            62,186     $     625,861
 Shares issued in reinvestment of distributions ...        1,953            14,697             8,177            81,588
 Shares redeemed ..................................      (84,260)         (645,078)          (58,653)         (584,856)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ..........................      (77,786)    $    (595,804)           11,710     $     122,593
                                                      ================================================================

1999
 Shares sold ......................................       18,974     $     153,011           109,306     $   1,121,253
 Shares issued in reinvestment of distributions ...        7,067            56,218             6,126            62,526
 Shares redeemed ..................................      (36,633)         (294,106)         (328,548)       (3,393,136)
                                                      ----------------------------------------------------------------
 Net decrease .....................................      (10,592)    $     (84,877)         (213,116)    $  (2,209,357)
                                                      ================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                            AFFILIATION
        ----------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                Investment manager
        Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
        Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
        Templeton Investment Counsel, Inc. (TICI)                         Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
       -------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under a subadvisory agreement, TICI provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                  CLASS A   CLASS B   CLASS C
        ---------------------------------------------------------------------------------
        Convertible Securities Fund                             .25%       --      1.00%
        Equity Income Fund                                      .25%     1.00%     1.00%
        Global Government Income Fund                           .15%       --       .65%
        Short-Intermediate U.S. Government Securities Fund      .10%       --        --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                         GLOBAL       SHORT-INTERMEDIATE
                                                     CONVERTIBLE        EQUITY        GOVERNMENT       U.S. GOVERNMENT
                                                   SECURITIES FUND    INCOME FUND     INCOME FUND      SECURITIES FUND
                                                   ---------------------------------------------------------------------
Net commissions paid ..............................     $42,140         $198,572         $2,887            $254,604
Contingent deferred sales charges .................     $12,627         $ 37,584         $  622            $ 17,043

The Funds paid transfer agent fees of $1,604,790, of which $1,243,806 was paid to Investor Services.

Included in professional fees are legal fees of $18,592 that were paid to a law firm in which a partner was an officer of the Funds.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At October 31, 2000, the Global Government Income Fund and the Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    GLOBAL     SHORT-INTERMEDIATE
                                                  GOVERNMENT    U.S. GOVERNMENT
                                                  INCOME FUND   SECURITIES FUND
                                                  -------------------------------
        Capital loss carryovers expiring in:
         2002 ................................    $       --       $1,788,818
         2003 ................................            --        3,564,637
         2004 ................................            --          300,618
         2005 ................................            --              --
         2006 ................................            --              --
         2007 ................................            --           21,004
         2008 ................................     1,358,201        2,364,551
                                                  ---------------------------
                                                  $1,358,201       $8,039,628
                                                  ===========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 2000, the net unrealized appreciation/(depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                     GLOBAL      SHORT-INTERMEDIATE
                                               CONVERTIBLE          EQUITY         GOVERNMENT      U.S. GOVERNMENT
                                             SECURITIES FUND     INCOME FUND       INCOME FUND     SECURITIES FUND
                                             ----------------------------------------------------------------------
Investments at cost .....................     $ 166,093,945     $ 345,531,213     $  89,096,246     $ 142,319,843
                                              ===================================================================
Unrealized appreciation .................     $  26,021,651     $  86,408,541     $      33,630     $     946,683
Unrealized depreciation .................        (5,299,620)      (10,993,786)      (17,092,096)         (656,558)
                                              -------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $  20,722,031     $  75,414,755     $ (17,058,466)    $     290,125
                                              ===================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 were as follows:

                                                                         GLOBAL       SHORT-INTERMEDIATE
                                 CONVERTIBLE          EQUITY           GOVERNMENT       U.S. GOVERNMENT
                               SECURITIES FUND     INCOME FUND        INCOME FUND       SECURITIES FUND
                               -------------------------------------------------------------------------
Purchases ...................   $296,960,692       $270,299,983       $105,051,941        $ 83,841,491
Sales .......................   $311,179,240       $369,950,568       $113,252,461        $118,926,082

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 54.3% and 5.4%, respectively, of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust, (hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

FRANKLIN INVESTORS SECURITIES TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Equity Income Fund hereby designates $1,997,373 as a capital gain dividend for the fiscal year ended October 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2000.

        CONVERTIBLE SECURITIES FUND         EQUITY INCOME FUND
        ------------------------------------------------------
               66.38%                              89.59%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------
                                                             2000           1999           1998            1997           1996
                                                        ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................   $    9.31      $    9.37      $    9.48      $     9.37      $    9.33
                                                        ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)............................        .555           .496           .553            .593           .589
 Net realized and unrealized gains (losses)..........       (.010)         (.060)         (.110)           .110           .040
                                                        ----------------------------------------------------------------------
Total from investment operations.....................        .545           .436           .443            .703           .629
Less distributions from net investment income........       (.555)         (.496)         (.553)          (.593)         (.589)
                                                        ----------------------------------------------------------------------
Net asset value, end of year.........................   $    9.30      $    9.31      $    9.37      $     9.48      $    9.37
                                                        ======================================================================

Total Return(a)......................................        6.03%          4.77%          4.80%           7.74%          6.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................   $ 232,949      $ 281,974      $ 302,434      $  342,541      $ 406,431
Ratios to average net assets:
 Expenses............................................         .43%           .43%           .26%            .25%           .25%
 Expenses excluding waiver and payments by affiliate.         .43%           .43%           .43%            .43%           .42%
 Net investment income...............................        5.96%          5.32%          5.88%           6.31%          6.31%
Portfolio turnover rate..............................       12.68%         23.23%         38.92%          20.84%         24.63%


(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.


76                        See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                                                            PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                          AMOUNT          VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.0%
 U.S. GOVERNMENT AGENCY SECURITIES 92.9%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 13.9%
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.00%, 11/01/16 ....................................   $ 2,419,995   $  2,444,528
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.925%, 5/01/26 ..................................     3,240,909      3,330,551
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 8.319%, 7/01/18 ....................................     1,409,398      1,434,345
 Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 8.002%, 4/01/18 ....................................     3,389,115      3,459,808
 Cap 12.993%, Margin 1.743% + 6 Month TB, Resets Semi-Annually, 7.935%, 10/01/29 ......................       625,125        626,988
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.774%, 9/01/19 ....................................     2,718,528      2,753,298
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.196%, 12/01/16 ..................................     1,521,089      1,544,027
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 8.055%, 5/01/25 ...................................     2,472,203      2,540,759
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.976%, 10/01/18 ..................................       730,899        744,878
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.557%, 3/01/19 ...................................     1,172,429      1,191,729
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.678%, 3/01/18 ...................................     2,459,441      2,499,284
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.779%, 4/01/19 .....................................     4,167,341      4,223,082
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 8.226%, 7/01/20 ....................................     2,463,746      2,524,317
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 8.430%, 11/01/19 ..................................     1,217,500      1,248,061
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.943%, 12/01/21 ............................       753,545        768,316
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.391%, 2/01/19 ....................................       935,474        973,382
                                                                                                                         -----------
                                                                                                                          32,307,353
                                                                                                                         -----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 70.4%
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.891%, 3/01/22 .....................................       376,035        383,205
 Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.970%, 2/01/25 ...................................     1,963,063      2,011,317
 Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 8.207%, 6/01/32 ................................     5,770,881      5,901,269
 Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.958%, 9/01/29 ....................................     5,663,506      5,604,283
 Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 6.259%, 4/01/22 ....................................     4,403,264      4,318,536
 Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.686%, 1/01/19 ....................................     4,754,028      4,707,668
 Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.480%, 8/01/29 ...................................     9,857,012      9,621,187
 Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.740%, 11/01/18 ......................       981,080      1,007,371
 Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.616%, 11/01/17 ...................................     9,210,354      9,196,858
 Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.757%, 3/01/19 .....................................     1,566,543      1,593,360
 Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 .....................................       437,165        434,339
 Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 7.706%, 1/01/19 .........................     4,217,226      4,239,072
 Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 1/01/19 ....................................     2,186,484      2,163,778
 Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 9/01/18 ....................................     8,294,860      8,199,757
 Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 6.686%, 6/01/20 ....................................     5,343,723      5,296,865
 Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.250%, 1/01/19 ....................................       310,522        308,487
 Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 8.056%, 11/01/20 ...................................     1,640,886      1,686,825
 Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.545%, 5/01/19 ....................................     2,268,173      2,287,712
 Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.888%, 6/01/17 ........................     1,404,268      1,453,934
 Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.266%, 10/01/17 .............................     1,504,856      1,557,954
 Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.414%, 7/01/17 ........................     5,316,217      5,432,733
 Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 2/01/19 ....................................     2,937,577      2,879,561
 Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 8.088%, 4/01/18 .......................       393,576        401,266
 Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 8.033%, 12/01/19 ..................................     1,504,038      1,539,169
 Cap 12.994%, Margin 1.923% + CMT, Resets Annually, 7.759%, 12/01/17 ..................................       565,991        573,536
 Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.411%, 11/01/17 .............................     2,219,869      2,263,675
 Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.742%, 6/01/19 .....................................     2,130,332      2,173,455

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                    PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                   AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
U.S. GOVERNMENT AGENCY SECURITIES (CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.926%, 2/01/20 ..............................   $ 6,899,033    $  6,827,523
Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.930%, 12/01/20 .................     2,430,614       2,477,859
Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.765%, 4/01/19 ............................     2,953,855       3,022,723
Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.792%, 6/01/19 ............................     1,998,959       2,034,534
Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 6.893%, 6/01/19 ............................     2,571,271       2,559,348
Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 8.321%, 11/01/26 ...............       980,483       1,010,473
Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 7.574%, 1/01/26 ......................     4,559,869       4,653,906
Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 8.023%, 6/01/19 .............................     1,463,981       1,494,747
Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.853%, 10/01/19 ............................     3,401,476       3,460,913
Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.326%, 4/01/03 ..............................     2,231,650       2,228,846
Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 8.031%, 9/01/22 ............................     5,541,558       5,677,507
Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 8/01/26 ..............................       643,928         635,261
Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 8.099%, 3/01/21 ............................     1,837,681       1,885,898
Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 8.101%, 12/01/20 ............................     3,477,172       3,573,815
Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.963%, 3/01/19 .............................       951,534         974,916
Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.831%, 7/01/24 ..................     3,256,737       3,225,019
Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.236%, 3/01/22 ......................       417,221         429,501
Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 7.715%, 8/01/16 ...............................       115,732         117,199
Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.770%, 3/01/18 ............................       768,265         781,091
Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.751%, 2/01/19 .............................     1,562,559       1,602,520
Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.549%, 12/01/18 ............................     1,274,851       1,305,845
Cap 13.932%, Margin 1.992% + 3CMT, Resets Every 3 Years, 7.395%, 6/01/26 ......................     3,239,912       3,300,277
Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.922%, 1/01/19 ............................     2,601,676       2,652,753
Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.877%, 5/01/21 .......................     3,946,546       4,061,685
Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 8.068%, 3/01/20 .............................     1,540,570       1,584,798
Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.794%, 12/01/24 .....................     3,831,306       3,931,677
Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.786%, 8/01/22 .......................     1,027,490       1,055,516
Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 8.332%, 6/01/19 .............................     2,989,953       3,102,826
Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 7.425%, 12/01/17 .....................     1,453,985       1,482,600
Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.802%, 1/01/16 .............................     3,813,334       3,843,393
Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.901%, 5/01/19 ............................     1,701,379       1,782,767
                                                                                                                  -----------
                                                                                                                  164,014,908
                                                                                                                  -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.6%
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.750%, 9/20/22 ..............................     3,711,264       3,753,733
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 10/20/24 .............................     4,404,847       4,444,159
Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.750%, 7/20/25 ..............................     1,350,041       1,402,734
Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.375%, 1/20/23 ..............................    10,314,937      10,413,689
                                                                                                                  -----------
                                                                                                                   20,014,315
                                                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $219,255,746) ...................................                   216,336,576
                                                                                                                  -----------

MISCELLANEOUS MORTGAGE BACKED SECURITIES 1.1%
Countrywide Mortgage Backed Securities, Inc., Series 1994-I, A8, 6.25%, 7/25/09 ...............       262,050         259,955
Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 7.543%, 1/25/18 .       409,952         409,695
RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 7.634%, 1/25/25 .............       509,830         507,691

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                          PRINCIPAL
     U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                    AMOUNT           VALUE
     ------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MISCELLANEOUS MORTGAGE BACKED SECURITIES (CONT.)
     Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR, Resets Annually,
     8.197%, 10/25/16 .............................................................................    $    416,318    $    415,698
     Sears Mortgage Securities, Cap 13.66%, Margin 2.42% +COFI, Resets Monthly, 6.180%, 7/25/21 ...         169,614         167,732
     Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25%+CMT, Resets Annually, 7.701%,
     12/25/18 .....................................................................................         363,527         363,618
     Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1 Month LIBOR,
     Resets Monthly, 7.370%, 6/25/20 ..............................................................         187,272         186,569
     Western Federal Savings And Loan Association, Cap 12.75%, Margin 0.75% + 1 Month LIBOR,
     Resets Monthly, 7.370%, 7/25/20 ..............................................................         201,288         200,533
                                                                                                                       ------------
     TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $2,529,175) .............................                       2,511,491
                                                                                                                       ------------
     TOTAL LONG TERM INVESTMENTS (COST $221,784,921) ..............................................                     218,848,067
                                                                                                                       ------------

  (a)REPURCHASE AGREEMENT 5.5%
     Joint Repurchase Agreement, 6.563%, 11/01/00, (Maturity Value $12,906,833) (COST $12,904,480).      12,904,480      12,904,480
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Deutsche Bank Govt. Securities
      Dresdner Kleinwort Benson, North America LLC
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      Paribas Corporation
      Societe Generale
      UBS Warburg
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $234,689,401) 99.5% ..................................................................     231,752,547
     OTHER ASSETS, LESS LIABILITIES .5% ...........................................................................       1,196,473
                                                                                                                       ------------
     NET ASSETS 100.0% ............................................................................................    $232,949,020
                                                                                                                       ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR - Discount Rate
LIBOR - London Interbank Offered Rate
NACR - National Average Contract Rate
NCI - National Median Cost of Funds Index
RTC - Resolution Trust Corp.
TB   - Treasury Bill Rate


(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.


                        See notes to financial statements.                    79

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

Assets:
 Investments in securities:
  Cost ..........................................................................................    $234,689,401
                                                                                                     ============
  Value .........................................................................................     231,752,547
Receivables:
  Investment securities sold ....................................................................         623,619
  Interest ......................................................................................       1,552,950
                                                                                                     ------------
      Total assets ..............................................................................     233,929,116
                                                                                                     ------------

Liabilities:
 Payables:
  Capital shares redeemed .......................................................................         865,773
  Affiliates ....................................................................................          79,750
 Other liabilities ..............................................................................          34,573
                                                                                                     ------------
      Total liabilities .........................................................................         980,096
                                                                                                     ------------
       Net assets, at value .....................................................................    $232,949,020
                                                                                                     ============

 Net assets consist of:
  Net unrealized depreciation ...................................................................      (2,936,854)
  Accumulated net realized loss .................................................................     (92,731,427)
  Capital shares ................................................................................     328,617,301
                                                                                                     ------------
  Net assets, at value ..........................................................................    $232,949,020
                                                                                                     ============
  Shares outstanding ............................................................................      25,049,290
                                                                                                     ============
  Net asset value and maximum offering price per share (net asset value/shares outstanding) .....           $9.30
                                                                                                     ============


80                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

Investment income:
 Interest ...............................................................................     $16,163,151
                                                                                              -----------
Expenses:
 Management fees (Note 3) ...............................................................       1,014,088
 Custodian fees .........................................................................           2,517
 Reports to shareholders ................................................................           1,311
 Professional fees (Note 3) .............................................................          44,070
 Trustees' fees and expenses ............................................................          13,804
 Other ..................................................................................          15,575
                                                                                              -----------
      Total expenses ....................................................................       1,091,365
                                                                                              -----------
       Net investment income ............................................................      15,071,786
                                                                                              -----------

Realized and unrealized losses:
 Net realized loss from investments .....................................................        (210,331)
 Net unrealized depreciation on investments .............................................        (250,160)
                                                                                              -----------
Net realized and unrealized loss ........................................................        (460,491)
                                                                                              -----------
Net increase in net assets resulting from operations ....................................     $14,611,295
                                                                                              ===========


                       See notes to financial statements.                    81

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                                                        2000              1999
                                                                                   -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................     $  15,071,786     $  15,297,092
  Net realized loss from investments .........................................          (210,331)         (140,123)
  Net unrealized depreciation on investments .................................          (250,160)       (1,785,775)
                                                                                   -------------------------------
      Net increase in net assets resulting from operations ...................        14,611,295        13,371,194
 Distributions to shareholders from net investment income ....................       (15,071,786)      (15,297,092)
 Capital share transactions (Note 2) .........................................       (48,564,430)      (18,533,904)
                                                                                   -------------------------------
      Net decrease in net assets .............................................       (49,024,921)      (20,459,802)
 Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ...........................................................       281,973,941       302,433,743
                                                                                   -------------------------------
 End of year .................................................................     $ 232,949,020     $ 281,973,941
                                                                                   ===============================


82                         See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2000, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                                    SHARES        AMOUNT
                                                                                    ------        ------
2000
 Shares sold................................................................      8,344,642    $ 77,468,342
 Shares issued in reinvestment of distributions.............................      1,623,370      15,071,636
 Shares redeemed............................................................    (15,197,502)   (141,104,408)
                                                                                ---------------------------
          Net decrease......................................................     (5,229,490)   $(48,564,430)
                                                                                ===========================

1999
 Shares sold................................................................     18,450,025    $172,044,493
 Shares issued in reinvestment of distributions.............................      1,641,140      15,300,133
 Shares redeemed............................................................    (22,090,242)   (205,878,530)
                                                                                ---------------------------
          Net decrease......................................................     (1,999,077)   $(18,533,904)
                                                                                ===========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2000, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

Included in professional fees are legal fees of $1,770 that were paid to a law firm in which a partner was an officer of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 2000, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

 Capital loss carryovers
      expiring in:
          2001.........................   $17,182,002
          2002.........................    67,102,060
          2003.........................     7,677,608
          2004.........................       419,303
          2007.........................       140,123
          2008.........................       210,331
                                          -----------
                                          $92,731,427
                                          ===========

At October 31, 2000, the Portfolio had expired capital loss carryovers of $44,474,794, which were reclassified to paid-in capital.

At October 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $234,689,401 was as follows:

        Unrealized appreciation........   $   242,547
        Unrealized depreciation........    (3,179,401)
                                          -----------
        Net unrealized depreciation....   $(2,936,854)
                                          ===========


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 aggregated $30,418,006 and $78,546,522, respectively.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ADJUSTABLE RATE SECURITIES PORTFOLIOS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U. S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

                       This page intentionally left blank.

                       This page intentionally left blank.


SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the period ended October 31, 2000.

RISING RATES WEIGH ON THE U.S. ECONOMY

After powering to an annualized 8.3% increase in the fourth quarter of 1999, gross domestic product (GDP) growth eased to an annualized 2.4% in the third quarter of 2000, as the Federal Reserve Board's (the Fed's) interest-rate increases began to take hold. Economic indicators from new home and auto sales to industrial production increasingly gave evidence that the slowdown was real. Toward the end of the reporting period, the question most commonly asked was whether the economy would slow too much, leading to a "hard landing" and recession, or if the Fed had successfully engineered a "soft landing," which would lead to slower growth with less of an inflation threat.

The wild cards in this scenario were the prices of oil and natural gas, both of which rose approximately 50%, during the period. Oil at 10-year highs and natural gas at all-time highs created some opposing forces on the U.S. economy. On the one hand, sky-high energy prices caused inflation to warm up, as evidenced by the 0.5% September increase in the Consumer Price Index, a commonly used measure of inflation. On the other hand, these same energy prices exerted a downward pressure on GDP growth as higher prices


CONTENTS

Shareholder Letter .................................................      1

Fund Reports

 Franklin Adjustable U.S. Government Securities Fund ...............      4

 Franklin Bond Fund ................................................     10

Financial Highlights & Statements of Investments ...................     20

Financial Statements ...............................................     28

Notes to Financial Statements ......................................     31

Independent Auditors' Report .......................................     37

                            [FUND CATEGORY PYRAMID GRAPHIC]

"In an about-face from recent history, bonds significantly outperformed equities during the period. ..."


put a crimp on discretionary spending, lessening future inflationary pressures and the possibility that the Fed would raise rates again.

Despite these economic uncertainties, the U.S. consumer remained positive during the period under review. With unemployment hovering near 3.9%, a 30-year low, at the end of the period, consumer confidence stayed historically high. The tight job market made many people more secure about their careers and confident that the U.S. economy would continue its 10-year long expansion. This upbeat public sentiment was somewhat surprising, however, given the equity markets' less-than-stellar performances for the period and their negative returns since the beginning of 2000.

BONDS SHINE; STOCKS LOSE THEIR LUSTER

In an about-face from recent history, bonds significantly outperformed equities during the period, with a bulk of those gains occurring since May, when it appeared that the Fed was prepared to stop raising rates. Although the full fiscal year paints a picture of generally positive returns for the major U.S. equity indexes as a result of strong November and December 1999 performances when the Fed was increasing the money supply due to Y2K concerns, their performances year-to-date perhaps tell a truer story. For the first 10 months of 2000, the Dow Jones(R) Industrial Average, Nasdaq(R) and Standard & Poor's 500(R) (S&P 500(R)) Indexes returned -3.58%, -16.70% and -1.81%, respectively, with growth stocks performing poorly and value stocks holding up relatively well.

For the same 10-month period, the 10-year Treasury note posted a return of 10.59% and investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned

5.93%. Several factors played a role in bonds' outperformance over equities. Slowing economic growth, a subdued inflation threat, heightened Middle East hostility and anticipation that the Fed will eventually cut short-term rates provided a favorable economic environment for bonds. Furthermore, the equity markets' volatility and dismal performances forced investors to look elsewhere for positive returns. However, high yield bonds suffered as investors worried that companies that issue such lower-rated debt would have a more difficult time paying the required interest and principal in a slower-growing economy.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/  Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-guaranteed, mortgage-backed securities.(1)
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

During the year under review, different forces influenced short-term and long-term interest rates. Short-term rates primarily responded to actual and expected monetary-policy activity by the Federal Reserve Board (the Fed) based on assessing changing economic conditions. Through May 2000, the Fed had raised the federal funds target rate four times during the reporting period, by a total of 1.25%, in response to exceptionally strong economic growth and potential inflationary concerns. The 2-year Treasury note yield rose as high as 6.91% on May 18, after beginning the reporting period at 5.79%. However, as market expectations faded for future Fed rate hikes, intermediate-term rates fell, and the 2-year Treasury yield finished the period at 5.91%. Long-term interest rates, on the other hand, responded primarily to supply and demand influences. Specifically, long-term rates declined due to expectations of reduced, future long-term Treasury bond supply. The 30-year Treasury bond yield


1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investment
(SOI). The SOI begins on page 21.

fell from 6.16% on October 31, 1999, to 5.79% on October 31, 2000. Unless the Treasury alters its plans to reduce the long-term Treasury bond supply, we believe downward pressure on long-term rates will continue.

By the end of the reporting period, concerns about a slowing domestic economy appeared unfounded. The third quarter 2000 gross domestic product growth was an annualized 2.4%, slower than the second quarter's annualized 5.6%, but early signs point to a re-acceleration in the fourth quarter. Despite stock market weakness during the Fund's fiscal year, the consumer sector held up relatively well. Additionally, consumer confidence remained fairly strong throughout the reporting period, which we believe bodes well for the important holiday shopping season.

Continuing economic strength raised the Fed's concerns that inflation pressures may grow despite productivity increases, with higher energy prices and tight labor markets being primary sources of such pressure. During the period, oil supply shortages and political instability in some of the world's oil-producing regions pushed crude oil prices to nearly $35 per barrel, up from less than $20 a year earlier. Regarding labor, the unemployment rate dipped to 3.9%, a 30-year low. As a result of such forces, the Consumer Price Index, a commonly used measure of inflation, began to creep up, rising 3.5% on an annual basis through September. The core rate, which excludes food and energy, grew at a 2.6% rate for the same period. While these rates are not alarming by themselves, the trend higher is a source for concern, and, if it persists, we believe further Fed tightenings may be forthcoming.

PORTFOLIO BREAKDOWN

FRANKLIN ADJUSTABLE
U.S. Government Securities Fund
Based on Total Net Assets
10/31/00

[PORTFOLIO BREAKDOWN PIE CHART]

FNMA       70.4%
FHLMC      13.9%
GNMA        8.6%
Other       7.1%


PORTFOLIO NOTES

We continued to employ a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We select securities using a value-oriented approach, emphasizing the bond's fundamental cost to comparable securities, as well as its historical prepayment performance.

During the reporting period, we made no major changes to the portfolio. On October 31, 2000, Federal National Mortgage Association (FNMA or Fannie Mae) securities continued to represent the Fund's largest weighting, at 70.4% of total net assets. Net outflows during the period prompted us to liquidate some of our faster-prepaying ARM securities. However, we were able to selectively add several seasoned, conventional ARMs to our core holdings.

The Fund's distribution rate tends to track movements in short-term interest rates; however, it does so with a lag due to the nature of the coupon resets on the Fund's securities. Because short-term rates increased early in the period, the Fund's distribution rate increased from 4.54% at the beginning of the period to 5.87% at the end, as shown in the Performance Summary on page 8. Further rises in the distribution rate will be constrained by short-term rate declines later in the reporting period. Going forward, we will continue to maintain our conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest-rate environments.

/s/ T. Anthony Coffey
T. Anthony Coffey

/s/ Jack Lemein
Jack Lemein

/s/ Roger A. Bayston
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund


DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund
11/1/99 - 10/31/00

                                                               DIVIDEND
MONTH                                                          PER SHARE
--------------------------------------------------------------------------------
November                                                      3.60 cents

December                                                      4.10 cents*

January                                                       3.60 cents

February                                                      3.90 cents

March                                                         3.90 cents

April                                                         4.20 cents

May                                                           4.20 cents

June                                                          4.20 cents

July                                                          4.20 cents

August                                                        4.30 cents

September                                                     4.30 cents

October                                                       4.65 cents
--------------------------------------------------------------------------------
TOTAL                                                        49.15 CENTS


*Includes an additional 0.5 cent distribution to meet excise tax requirements.


This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include the sales charge. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns.


CLASS A
One-Year Total Return                   +5.44%
Net Asset Value (NAV)                   $9.30 (10/31/00)    $9.30 (10/31/99)
Change in NAV                           --
Distributions (11/1/99-10/31/00)        Dividend Income     $0.4915

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                   INCEPTION
CLASS A                               1-YEAR   5-YEAR   10-YEAR    (10/20/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.54%   +30.88%  +61.55%     +104.25%
Average Annual Total Return(2)        +3.21%    +5.04%   +4.67%       +5.49%


AS OF 10/31/00

SHARE CLASS                                                              A
--------------------------------------------------------------------------------
Distribution Rate(3)                                                  5.87%
30-Day Standardized Yield(4)                                          5.40%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of October's 4.65 cent per share dividend and the maximum offering price of $9.51 per share on 10/31/00.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

              Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested interest. One cannot invest directly in an index.

CLASS A (11/1/90-10/31/00)

                                      Franklin Adjustble U.S.             Lehman Brothers Short U.S.             Payden & Rygel
                                    Government Securities Fund             Government 1-2 Year Index            6-Month CD Index
---------------------------------------------------------------------------------------------------------------------------------
11/01/1990                              $9,775                               $10,000                               $10,000
11/30/1990                              $9,843           0.89%               $10,089           0.56%               $10,056
12/31/1990                              $9,933           1.11%               $10,201           0.97%               $10,154
01/31/1991                             $10,019           0.92%               $10,295           0.84%               $10,239
02/28/1991                             $10,105           0.66%               $10,363           0.60%               $10,300
03/31/1991                             $10,189           0.69%               $10,434           0.70%               $10,372
04/30/1991                             $10,253           0.86%               $10,524           0.66%               $10,441
05/31/1991                             $10,315           0.56%               $10,583           0.48%               $10,491
06/30/1991                             $10,354           0.45%               $10,631           0.36%               $10,529
07/31/1991                             $10,464           0.78%               $10,713           0.61%               $10,593
08/31/1991                             $10,541           1.25%               $10,847           0.72%               $10,669
09/30/1991                             $10,637           0.90%               $10,945           0.54%               $10,727
10/31/1991                             $10,701           0.98%               $11,052           0.60%               $10,791
11/30/1991                             $10,732           1.00%               $11,163           0.58%               $10,854
12/31/1991                             $10,793           1.30%               $11,308           0.61%               $10,920
01/31/1992                             $10,817           0.01%               $11,309           0.41%               $10,965
02/29/1992                             $10,873           0.29%               $11,342           0.29%               $10,997
03/31/1992                             $10,916           0.10%               $11,353           0.29%               $11,028
04/30/1992                             $10,947           0.86%               $11,451           0.49%               $11,082
05/31/1992                             $11,019           0.84%               $11,547           0.37%               $11,123
06/30/1992                             $11,091           0.86%               $11,646           0.35%               $11,162
07/31/1992                             $11,100           1.03%               $11,766           0.55%               $11,224
08/31/1992                             $11,147           0.71%               $11,850           0.30%               $11,257
09/30/1992                             $11,193           0.82%               $11,947           0.41%               $11,304
10/31/1992                             $11,160          -0.46%               $11,892           0.17%               $11,323
11/30/1992                             $11,183          -0.10%               $11,880           0.10%               $11,334
12/31/1992                             $11,226           0.86%               $11,982           0.47%               $11,387
01/31/1993                             $11,267           0.91%               $12,091           0.38%               $11,431
02/28/1993                             $11,318           0.70%               $12,176           0.27%               $11,462
03/31/1993                             $11,333           0.27%               $12,209           0.27%               $11,493
04/30/1993                             $11,392           0.55%               $12,276           0.30%               $11,527
05/31/1993                             $11,393          -0.22%               $12,249           0.17%               $11,547
06/30/1993                             $11,454           0.62%               $12,325           0.27%               $11,578
07/31/1993                             $11,493           0.24%               $12,355           0.29%               $11,611
08/31/1993                             $11,530           0.67%               $12,437           0.32%               $11,649
09/30/1993                             $11,516           0.32%               $12,477           0.28%               $11,681
10/31/1993                             $11,491           0.22%               $12,505           0.25%               $11,710
11/30/1993                             $11,406           0.12%               $12,520           0.24%               $11,738
12/31/1993                             $11,377           0.37%               $12,566           0.30%               $11,774
01/31/1994                             $11,418           0.58%               $12,639           0.33%               $11,812
02/28/1994                             $11,350          -0.41%               $12,587          -0.01%               $11,811
03/31/1994                             $11,268          -0.25%               $12,555           0.23%               $11,838
04/30/1994                             $11,195          -0.25%               $12,524           0.15%               $11,856
05/31/1994                             $11,247           0.18%               $12,547           0.26%               $11,887
06/30/1994                             $11,278           0.28%               $12,582           0.31%               $11,924
07/31/1994                             $11,325           0.80%               $12,682           0.44%               $11,976
08/31/1994                             $11,325           0.34%               $12,726           0.39%               $12,023
09/30/1994                             $11,313          -0.08%               $12,715           0.25%               $12,053
10/31/1994                             $11,183           0.28%               $12,751           0.39%               $12,100
11/30/1994                             $11,178          -0.32%               $12,710           0.22%               $12,127
12/31/1994                             $11,154           0.24%               $12,741           0.39%               $12,174
01/31/1995                             $11,244           1.22%               $12,896           0.70%               $12,259
02/28/1995                             $11,372           1.19%               $13,050           0.61%               $12,334
03/31/1995                             $11,439           0.57%               $13,124           0.49%               $12,395
04/30/1995                             $11,545           0.81%               $13,230           0.58%               $12,466
05/31/1995                             $11,789           1.39%               $13,414           0.66%               $12,549
06/30/1995                             $11,747           0.53%               $13,485           0.50%               $12,611
07/31/1995                             $11,820           0.47%               $13,549           0.55%               $12,681
08/31/1995                             $11,920           0.55%               $13,623           0.48%               $12,742
09/30/1995                             $11,981           0.45%               $13,684           0.45%               $12,799
10/31/1995                             $12,030           0.74%               $13,786           0.53%               $12,867
11/30/1995                             $12,143           0.74%               $13,888           0.53%               $12,935
12/31/1995                             $12,177           0.70%               $13,985           0.56%               $13,007
01/31/1996                             $12,263           0.79%               $14,095           0.54%               $13,078
02/29/1996                             $12,271          -0.22%               $14,064           0.39%               $13,129
03/31/1996                             $12,345           0.06%               $14,073           0.35%               $13,175
04/30/1996                             $12,355           0.19%               $14,100           0.43%               $13,231
05/31/1996                             $12,406           0.30%               $14,142           0.42%               $13,287
06/30/1996                             $12,523           0.67%               $14,237           0.39%               $13,339
07/31/1996                             $12,561           0.40%               $14,294           0.43%               $13,396
08/31/1996                             $12,599           0.41%               $14,352           0.53%               $13,467
09/30/1996                             $12,688           0.80%               $14,467           0.49%               $13,533
10/31/1996                             $12,817           1.00%               $14,612           0.52%               $13,603
11/30/1996                             $12,877           0.64%               $14,705           0.48%               $13,669
12/31/1996                             $12,938           0.16%               $14,729           0.45%               $13,730
01/31/1997                             $13,027           0.47%               $14,798           0.44%               $13,791
02/28/1997                             $13,101           0.29%               $14,841           0.40%               $13,846
03/31/1997                             $13,136           0.04%               $14,847           0.34%               $13,893
04/30/1997                             $13,243           0.75%               $14,958           0.47%               $13,958
05/31/1997                             $13,322           0.67%               $15,058           0.52%               $14,031
06/30/1997                             $13,416           0.63%               $15,153           0.50%               $14,101
07/31/1997                             $13,553           0.91%               $15,291           0.54%               $14,177
08/31/1997                             $13,561           0.20%               $15,322           0.45%               $14,241
09/30/1997                             $13,656           0.68%               $15,426           0.46%               $14,306
10/31/1997                             $13,737           0.66%               $15,528           0.49%               $14,376
11/30/1997                             $13,744           0.27%               $15,570           0.42%               $14,437
12/31/1997                             $13,839           0.63%               $15,668           0.52%               $14,512
01/31/1998                             $13,949           0.85%               $15,801           0.57%               $14,595
02/28/1998                             $13,956           0.16%               $15,826           0.39%               $14,652
03/31/1998                             $13,993           0.41%               $15,891           0.45%               $14,717
04/30/1998                             $14,060           0.47%               $15,966           0.44%               $14,782
05/31/1998                             $14,098           0.51%               $16,047           0.49%               $14,855
06/30/1998                             $14,165           0.50%               $16,127           0.45%               $14,921
07/31/1998                             $14,201           0.47%               $16,203           0.49%               $14,995
08/31/1998                             $14,289           1.03%               $16,370           0.53%               $15,074
09/30/1998                             $14,375           1.14%               $16,557           0.61%               $15,166
10/31/1998                             $14,323           0.52%               $16,643           0.51%               $15,243
11/30/1998                             $14,302          -0.03%               $16,638           0.34%               $15,295
12/31/1998                             $14,375           0.38%               $16,701           0.47%               $15,367
01/31/1999                             $14,450           0.37%               $16,763           0.45%               $15,436
02/28/1999                             $14,540          -0.25%               $16,721           0.31%               $15,484
03/31/1999                             $14,583           0.66%               $16,831           0.45%               $15,554
04/30/1999                             $14,643           0.33%               $16,887           0.42%               $15,619
05/31/1999                             $14,687           0.06%               $16,897           0.33%               $15,671
06/30/1999                             $14,699           0.30%               $16,948           0.22%               $15,705
07/31/1999                             $14,742           0.36%               $17,009           0.45%               $15,776
08/31/1999                             $14,799           0.26%               $17,053           0.41%               $15,840
09/30/1999                             $14,857           0.59%               $17,154           0.46%               $15,913
10/31/1999                             $14,931           0.31%               $17,207           0.44%               $15,983
11/30/1999                             $14,972           0.22%               $17,245           0.52%               $16,066
12/31/1999                             $15,006           0.16%               $17,272           0.48%               $16,144
01/31/2000                             $15,081           0.09%               $17,288           0.45%               $16,216
02/29/2000                             $15,128           0.64%               $17,398           0.45%               $16,289
03/31/2000                             $15,208           0.54%               $17,492           0.45%               $16,363
04/30/2000                             $15,277           0.31%               $17,547           0.44%               $16,435
05/31/2000                             $15,313           0.39%               $17,615           0.42%               $16,504
06/30/2000                             $15,416           0.96%               $17,784           0.62%               $16,606
07/31/2000                             $15,503           0.61%               $17,893           0.63%               $16,710
08/31/2000                             $15,574           0.69%               $18,016           0.62%               $16,814
09/30/2000                             $15,680           0.71%               $18,144           0.57%               $16,910
10/31/2000          0.39%              $15,742           0.50%               $18,235           0.56%               $17,005

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                               +3.11%

5-Year                                                               +5.06%

10-Year                                                              +4.64%

Since Inception (10/20/87)                                           +5.48%

*Source: Standard & Poor's Micropal (Lehman Brothers; Payden & Rygel). The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. Government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Payden & Rygel 6-Month CD Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance does not guarantee future results.

FRANKLIN BOND FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
--------------------------------------------------------------------------------


In general, interest rates fell during the year under review, especially since May, when investors felt the Fed was no longer raising short-term rates. The Treasury bond yield curve inverted in February, when short-term securities started to offer higher rates than long-term bonds, suggesting that an economic slowdown was forthcoming. Toward the end of the period, it began to dis-invert, as yields on 10-year Treasury notes fell below those of 30-year Treasury bonds. Long-term interest rates responded primarily to supply and demand influences. Specifically, long-term rates declined due to expectations of reduced future, long-term Treasury bond supply. During the reporting period, the 30-year Treasury bond yield fell from 6.16% on October 31, 1999, to 5.79% on October 31, 2000, while the 10-year note fell from 6.02% to 5.75%.

The Fund's performance benefited from tightening swap spreads -- the difference between yields on the Treasury curve and the LIBOR (London InterBank Offered
Rate) curve -- later in the period. Because of the dwindling supply of Treasury



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 24.

securities, investors found a new pricing benchmark in swaps. Movements in swap markets can affect the performance of most non-Treasury asset classes. When swap spreads tighten, non-Treasury bonds tend to perform well. We believe the ideal portfolio in such an environment is one heavily invested in securities offering yield advantages. In the fixed-income universe, long-term total return is almost completely dependent on income, as opposed to price appreciation. During the reporting period, we attempted to add value by investing in suitable alternatives to our core sectors as they became more attractive.

Mortgage rates rose early in the reporting period, a positive event for mortgage-backed pass-through securities, the Fund's largest asset-class weighting. As a result, such securities experienced slowing prepayments and decreased prepayment risk, as higher mortgage rates reduced the incentive for homeowners to refinance their mortgages. In addition, tightening swap spreads and a flattening yield curve also benefited mortgage-backed securities. Following the Fed's May interest-rate increase, mortgage rates steadily declined and prepayments due to refinancing increased. Fortunately, the decrease in rates was gradual and homeowner refinancing was moderate and predictable. In addition, seasonal factors peaked in August and prepayments, due to summer homeowner relocations, dropped off. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate declined slightly, from 7.96% on October 31, 1999, to 7.68% on October 31, 2000, peaking at 8.64% on May 19, 2000.


PORTFOLIO BREAKDOWN
Franklin Bond Fund
Based on Total Investments
10/31/00

SECTOR                                     10/31/00                 10/31/99
--------------------------------------------------------------------------------
Mortgage-Backed Securities                    30.6%                    47.6%

Corporate Bonds                               19.0%                    33.5%

Asset-Backed Securities                       12.8%                     8.3%

U.S. Treasury Securities                       7.3%                     0.1%

U.S. Agency Bonds                              2.4%                     2.3%

International Bonds                            2.2%                     3.7%

Short-Term Investments                        25.7%                     4.5%

For much of the period, investors focused their attention on the value of the "full faith and credit" guarantee of Ginnie Mae (GNMA or Government National Mortgage Association) securities, as Ginnie Mae is considering making changes to their securitization programs. However, it has moved cautiously and has demonstrated high regard for investor interests, which has moderated the impact on Ginnie Mae prices. During this time, we closely monitored the yield spreads between Ginnie Maes and Fannie Maes (FNMA or Federal National Mortgage Association), swapping from one to the other when warranted. For the year under review, the Fund's exposure to mortgage-backed securities fell from 47.6% of total investments at the beginning of the period to 30.6% at the end.

Our corporate bond holdings also decreased during the period to end at 19.0% of total investments, down from 33.5% on October 31, 1999. Late in the period, the market appeared spooked by the sheer volume of expected issuance, primarily from telecommunications companies, many of which are expected to come to market by the end of 2000. As a result of this added debt burden, several companies experienced downgrades by independent credit rating agencies. By October 2000, the corporate bond market faced additional pressure after a deluge of earnings warnings; however, with corporate bond spreads at attractive levels, we were looking to add select positions to the Fund. Going forward, we intend to aggressively

DIVIDEND DISTRIBUTIONS*
Franklin Bond Fund
11/1/99 - 10/31/00

                                                DIVIDEND PER SHARE
                                      ----------------------------------------
MONTH                                   CLASS A                ADVISOR CLASS
--------------------------------------------------------------------------------
November                               5.20 cents               5.41 cents
December                              14.26 cents**            14.47 cents**
January                                5.50 cents               5.69 cents
February                               5.90 cents               6.08 cents
March                                  5.90 cents               6.09 cents
April                                  5.90 cents               6.10 cents
May                                    6.10 cents               6.31 cents
June                                   6.10 cents               6.30 cents
July                                   6.10 cents               6.28 cents
August                                 6.10 cents               6.28 cents
September                              6.10 cents               6.29 cents
October                                6.10 cents               6.32 cents
--------------------------------------------------------------------------------
TOTAL                                 79.26 CENTS              81.62 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

**Includes an additional 8.76 cent distribution to meet excise tax requirements.


pursue relative value opportunities as the corporate bond market outlook improves due to the economy's slowing.

During the 12 months under review, we significantly boosted our exposure to U.S. Treasury securities. By October 31, 2000, U.S. Treasuries represented 7.3% of the Fund's total investments, up from less than 1%. We focused the exposure at the 30-year part of the curve because we believed the perceived reduction in this Treasury supply would support long-term bond prices. During the year under review, the price on the 30-year Treasury bond increased 14.80%.

The Fund's exposure to international bonds remained fairly constant, falling slightly, from 3.7% of total investments at the beginning of the period to 2.2% at the end. Emerging market bond prices generally rose, partly as a result of rising oil prices, which increased export revenue and many emerging countries' debt repayment capacity. Other positive influences included the strong U.S. economy, Mexico's upgrade to investment-grade status by Moody's, and a reduction in the level of risk aversion among international investors. The portfolio's international bonds are primarily U.S. dollar-denominated sovereign Eurobonds with fixed coupons issued by countries with what we believe have relatively strong repayment capacity, with an emphasis on Latin American issuers.

Looking ahead, we believe Franklin Bond Fund is well-positioned, regardless of the short-term direction of interest rates. In seeking income-producing securities, we are committed to maintaining the Fund's sector diversification, as well as to employing a value-oriented investment approach that seeks to add to our holdings as relative value opportunities arise.


/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Bond Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN BOND FUND

PERFORMANCE SUMMARY AS OF 10/31/00


One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                   +7.61%
Net Asset Value (NAV)                   $9.51 (10/31/00)    $9.61 (10/31/99)
Change in NAV                           -$0.10
Distributions (11/1/99-10/31/00)        Dividend Income     $0.7926

ADVISOR CLASS
One-Year Total Return                   +7.87%
Net Asset Value (NAV)                   $9.52 (10/31/00)    $9.62 (10/31/99)
Change in NAV                           -$0.10
Distributions (11/1/99-10/31/00)        Dividend Income     $0.8162

CLASS A: Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders (see Additional Performance). If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 6.42% and 6.97% for Class A and Advisor Class shares, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                                 1-YEAR         (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +7.39%         +10.56%
Average Annual Total Return(2)                          +2.80%          +2.68%

                                                                      INCEPTION
ADVISOR CLASS                                           1-YEAR         (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +7.65%         +11.23%
Average Annual Total Return(2)                          +7.65%          +5.03%



AS OF 10/31/00

SHARE CLASS                                                A          ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(3)                                     7.37%         7.97%
30-Day Standardized Yield(4)                             7.01%         7.59%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Advisor Class) per share on 10/31/00.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


              Past performance does not guarantee future results.

FRANKLIN BOND FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. Going forward, we will replace the Salomon Smith Barney Broad Investment Grade Index with the Lehman Brothers U.S. Universal Index because we believe it is a more relevant comparison to the Fund's portfolio than the Salomon Smith Barney Broad Investment Grade Index. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested interest. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                          +3.00%
Since Inception (8/3/98)                                        +2.82%

CLASS A (8/3/98-10/31/00)

                                  Franklin Bond Fund -        Lehman Brothers U.S.       Salomon Smith Barney          CPI
                                       Class A                 Universal Index         Broad Investment Grade
                                                                                                Index
-----------------------------------------------------------------------------------------------------------------------------------
   08/03/1998                     $9,579                     $10,000                    $10,000                      $10,000
   08/31/1998                     $9,761        -0.01%        $9,999       1.53%        $10,153        0.12%         $10,012
   09/30/1998                    $10,038         2.37%       $10,236       2.36%        $10,393        0.12%         $10,024
   10/31/1998                     $9,966        -0.41%       $10,194      -0.45%        $10,346        0.24%         $10,048
   11/30/1998                    $10,010         1.00%       $10,296       0.55%        $10,403        0.00%         $10,048
   12/31/1998                    $10,031         0.23%       $10,320       0.31%        $10,435       -0.06%         $10,042
   01/31/1999                    $10,104         0.67%       $10,389       0.74%        $10,512        0.24%         $10,066
   02/28/1999                     $9,912        -1.58%       $10,225      -1.75%        $10,328        0.12%         $10,078
   03/31/1999                     $9,949         0.76%       $10,302       0.57%        $10,387        0.30%         $10,108
   04/30/1999                     $9,976         0.59%       $10,363       0.33%        $10,421        0.73%         $10,182
   05/31/1999                     $9,844        -1.01%       $10,258      -0.92%        $10,326        0.00%         $10,182
   06/30/1999                     $9,812        -0.18%       $10,240      -0.34%        $10,290        0.00%         $10,182
   07/31/1999                     $9,770        -0.41%       $10,198      -0.40%        $10,249        0.30%         $10,213
   08/31/1999                     $9,778        -0.11%       $10,187      -0.07%        $10,242        0.24%         $10,237
   09/30/1999                     $9,861         1.08%       $10,297       1.20%        $10,365        0.48%         $10,286
   10/31/1999                     $9,894         0.42%       $10,340       0.30%        $10,396        0.18%         $10,305
   11/30/1999                     $9,958         0.16%       $10,357      -0.01%        $10,395        0.06%         $10,311
   12/31/1999                     $9,940        -0.19%       $10,337      -0.46%        $10,347        0.00%         $10,311
   01/31/2000                     $9,850        -0.34%       $10,302      -0.28%        $10,318        0.30%         $10,342
   02/29/2000                     $9,966         1.27%       $10,433       1.17%        $10,439        0.59%         $10,403
   03/31/2000                    $10,050         1.17%       $10,555       1.30%        $10,575        0.82%         $10,488
   04/30/2000                    $10,006        -0.31%       $10,522      -0.30%        $10,543        0.06%         $10,495
   05/31/2000                     $9,985        -0.18%       $10,503      -0.09%        $10,533        0.12%         $10,507
   06/30/2000                    $10,247         2.15%       $10,729       2.09%        $10,754        0.52%         $10,562
   07/31/2000                    $10,346         0.97%       $10,833       0.91%        $10,851        0.23%         $10,586
   08/31/2000                    $10,501         1.46%       $10,991       1.43%        $11,007        0.00%         $10,586
   09/30/2000                    $10,590         0.51%       $11,047       0.68%        $11,081        0.52%         $10,641
   10/31/2000      0.54%         $10,647         0.40%       $11,091       0.64%        $11,152        0.17%         $10,659


              Past performance does not guarantee future results.

ADVISOR CLASS (8/3/98 - 10/31/00)

                               Franklin Bond Fund           Lehman Brothers U.S.       Salomon Smith Barney Broad         CPI
                                  Advisor Class               Universal Index             Investment Grade Index
-----------------------------------------------------------------------------------------------------------------------------------
    08/03/1998                 $10,000                      $10,000                      $10,000                        $10,000
    08/31/1998                 $10,200        -0.01%         $9,999        1.53%         $10,153          0.12%         $10,012
    09/30/1998                 $10,480         2.37%        $10,236        2.36%         $10,393          0.12%         $10,024
    10/31/1998                 $10,417        -0.41%        $10,194       -0.45%         $10,346          0.24%         $10,048
    11/30/1998                 $10,464         1.00%        $10,296        0.55%         $10,403          0.00%         $10,048
    12/31/1998                 $10,499         0.23%        $10,320        0.31%         $10,435         -0.06%         $10,042
    01/31/1999                 $10,567         0.67%        $10,389        0.74%         $10,512          0.24%         $10,066
    02/28/1999                 $10,369        -1.58%        $10,225       -1.75%         $10,328          0.12%         $10,078
    03/31/1999                 $10,411         0.76%        $10,302        0.57%         $10,387          0.30%         $10,108
    04/30/1999                 $10,442         0.59%        $10,363        0.33%         $10,421          0.73%         $10,182
    05/31/1999                 $10,306        -1.01%        $10,258       -0.92%         $10,326          0.00%         $10,182
    06/30/1999                 $10,274        -0.18%        $10,240       -0.34%         $10,290          0.00%         $10,182
    07/31/1999                 $10,232        -0.41%        $10,198       -0.40%         $10,249          0.30%         $10,213
    08/31/1999                 $10,243        -0.11%        $10,187       -0.07%         $10,242          0.24%         $10,237
    09/30/1999                 $10,332         1.08%        $10,297        1.20%         $10,365          0.48%         $10,286
    10/31/1999                 $10,369         0.42%        $10,340        0.30%         $10,396          0.18%         $10,305
    11/30/1999                 $10,438         0.16%        $10,357       -0.01%         $10,395          0.06%         $10,311
    12/31/1999                 $10,421        -0.19%        $10,337       -0.46%         $10,347          0.00%         $10,311
    01/31/2000                 $10,330        -0.34%        $10,302       -0.28%         $10,318          0.30%         $10,342
    02/29/2000                 $10,452         1.27%        $10,433        1.17%         $10,439          0.59%         $10,403
    03/31/2000                 $10,543         1.17%        $10,555        1.30%         $10,575          0.82%         $10,488
    04/30/2000                 $10,499        -0.31%        $10,522       -0.30%         $10,543          0.06%         $10,495
    05/31/2000                 $10,480        -0.18%        $10,503       -0.09%         $10,533          0.12%         $10,507
    06/30/2000                 $10,756         2.15%        $10,729        2.09%         $10,754          0.52%         $10,562
    07/31/2000                 $10,862         0.97%        $10,833        0.91%         $10,851          0.23%         $10,586
    08/31/2000                 $11,027         1.46%        $10,991        1.43%         $11,007          0.00%         $10,586
    09/30/2000                 $11,123         0.51%        $11,047        0.68%         $11,081          0.52%         $10,641
    10/31/2000      0.56%      $11,185         0.40%        $11,091        0.64%         $11,152          0.17%         $10,659

AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS
--------------------------------------------------------------------------------
1-Year                                                                +7.87%

Since Inception (8/3/98)                                              +5.10%



*Source: Standard & Poor's Micropal (Lehman Brothers; Salomon Smith Barney). The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt. The Salomon Smith Barney Broad Investment Grade Index is representative of the entire universe of taxable, fixed-income investments. It includes issues of the U.S. Government and any agency thereof, corporate issues of investment grade quality (Baa/BBB or better), mortgage-backed securities, and Yankee bonds. The total return index excludes flower bonds and CMOs. All issues have at least 1 year remaining term to maturity and $25 million face value outstanding. About half are Treasury/Agency and half is divided between Corporate and Mortgage. The BIG Index provides a reliable and fair benchmark for investment-grade bond managers. It is compatible with active, structured, and passive portfolios. All new entries are priced at the offer price.


              Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                       YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................      $   9.30      $   9.36      $   9.48      $   9.37      $   9.34
                                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..................................           .50           .45           .51           .55           .56
 Net realized and unrealized gains (losses) ................          (.01)         (.06)         (.12)          .10           .03
                                                                  ------------------------------------------------------------------
Total from investment operations ...........................           .49           .39           .39           .65           .59
                                                                  ------------------------------------------------------------------
Less distributions from net investment income ..............          (.49)         (.45)         (.51)         (.54)         (.56)
                                                                  ------------------------------------------------------------------
Net asset value, end of year ...............................      $   9.30      $   9.30      $   9.36      $   9.48      $   9.37
                                                                  ==================================================================

Total return(a) ............................................          5.44%         4.24%         4.26%         7.18%         6.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................      $232,413      $282,685      $298,298      $334,990      $397,078
Ratios to average net assets:
 Expenses(c) ...............................................          1.00%          .96%          .76%          .75%          .69%
 Expenses excluding waiver and payments by affiliate(c) ....          1.00%          .96%          .93%          .93%          .86%

 Net investment income .....................................          5.38%         4.80%         5.38%         5.81%         5.87%
Portfolio turnover rate(d) .................................         12.68%        23.23%        38.92%        20.84%        24.63%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Includes the Fund's share of the Portfolio's allocated expenses.

(d)Represents the Portfolio's rate of turnover.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000



FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                 SHARES           VALUE
----------------------------------------------------------------------------------------------
MUTUAL FUNDS 100.2%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1)....  25,049,290       $232,958,393
                                                                                  ------------
TOTAL INVESTMENTS (COST $252,106,283) 100.2%...................                    232,958,393
OTHER ASSETS, LESS LIABILITIES (.2%)...........................                       (545,810)
                                                                                  ------------
NET ASSETS 100.0%..............................................                   $232,412,583
                                                                                  ============



                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN BOND FUND

                                                                              CLASS A
                                                                              -------
                                                                        YEAR ENDED OCTOBER 31,
                                                                        ----------------------
                                                             2000              1999               1998(f)
                                                             ----              ----              --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................   $     9.61        $    10.37        $    10.00
                                                          ----------        ----------        ----------
Income from investment operations:
 Net investment income(b)..............................          .67               .63               .12
 Net realized and unrealized gains (losses)............          .02              (.71)              .30
                                                          ----------        ----------        ----------
Total from investment operations.......................          .69              (.08)              .42
                                                          ----------        ----------        ----------
Less distributions from:
 Net investment income.................................         (.79)             (.63)             (.05)
 Net realized gains....................................           --              (.05)               --
                                                          ----------        ----------        ----------
Total distributions....................................         (.79)             (.68)             (.05)
                                                          ----------        ----------        ----------
Net asset value, end of year...........................   $     9.51        $     9.61        $    10.37
                                                          ==========        ==========        ==========
Total return(a)........................................         7.61%             (.73%)            4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)........................   $   20,611        $    7,870        $    4,232
Ratios to average net assets:
 Expenses..............................................          .50%              .50%              .50%(e)
 Expenses excluding waiver and payments by affiliate...         1.17%             1.18%             1.29%(e)
 Net investment income.................................         7.14%             6.32%             5.21%(e)
Portfolio turnover rate(g).............................        39.64%            96.38%            23.19%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(e)Annualized.

(f)For the period August 3, 1998 (effective date) to October 31, 1998.

(g)The portfolio turnover rate excludes mortgage dollar roll transactions.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN BOND FUND (CONT.)

                                                                           ADVISOR CLASS
                                                                           -------------
                                                                       YEAR ENDED OCTOBER 31,
                                                                       ----------------------
                                                             2000              1999             1998(f)
                                                             ----              ----            --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................   $     9.62        $    10.38        $    10.00
                                                          ----------        ----------        ----------
Income from investment operations:
 Net investment income(b)..............................          .71               .66               .12
 Net realized and unrealized gains (losses)............          .01              (.71)              .31
                                                          ----------        ----------        ----------
Total from investment operations.......................          .72              (.05)              .43
                                                          ----------        ----------        ----------
Less distributions from:
 Net investment income.................................         (.82)             (.66)             (.05)
 Net realized gains....................................           --              (.05)               --
                                                          ----------        ----------        ----------
Total distributions....................................         (.82)             (.71)             (.05)
                                                          ----------        ----------        ----------
Net asset value, end of year...........................   $     9.52        $     9.62        $    10.38
                                                          ==========        ==========        ==========
Total return(a)........................................         7.87%             (.46%)            4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)........................   $   13,173        $   12,099        $   31,588
Ratios to average net assets:
 Expenses..............................................          .25%              .25%              .25%(e)
 Expenses excluding waiver and payments by affiliate...          .92%              .93%             1.04%(e)
 Net investment income.................................         7.53%             6.57%             5.46%(e)
Portfolio turnover rate(g).............................        39.64%            96.38%            23.19%

(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(e)Annualized.

(f)For the period August 3, 1998 (effective date) to October 31, 1998.

(g)The portfolio turnover rate excludes mortgage dollar roll transactions.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                                       PRINCIPAL
 FRANKLIN BOND FUND                                                                     AMOUNT*         VALUE
 ------------------                                                                     -------         -----
LONG TERM INVESTMENTS 99.1%
CORPORATE BONDS 21.9%
COMMERCIAL SERVICES .6%
Grand Metropolitan Investment, 7.125%, 9/15/04..................................      $  200,000      $  201,129
                                                                                                      ----------
CONSUMER NON-DURABLES 1.4%
Pepsi Bottling Group Inc., 7.00%, 3/01/29.......................................         500,000         462,353
                                                                                                      ----------
CONSUMER SERVICES 1.7%
Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09...............         300,000         294,000
Host Marroitt LP, 144A, 9.25%, 10/01/07.........................................         300,000         295,500
                                                                                                      ----------
                                                                                                         589,500
                                                                                                      ----------
ELECTRONIC TECHNOLOGY 2.5%
L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07............         300,000         307,875
Lockheed Martin Corp, 8.50%, 12/01/29...........................................         500,000         538,195
                                                                                                      ----------
                                                                                                         846,070
                                                                                                      ----------
FINANCE 8.0%
Capital One Bank, senior note, 6.62%, 8/04/03...................................       1,000,000         976,175
First Chicago NBD Corp., sub. note, 7.625%, 1/15/03.............................         291,000         294,482
Lehman Brothers Holdings, 7.75%, 1/15/05........................................       1,000,000       1,003,376
Paine Webber Group Inc., senior note, 6.55%, 4/15/08............................         150,000         143,550
Societe Generale-New York, sub. note, 7.40%, 6/01/06............................         300,000         299,906
                                                                                                      ----------
                                                                                                       2,717,489
                                                                                                      ----------
HEALTH SERVICES 1.1%
HCA-The Healthcare Co., 8.75%, 9/01/10..........................................         350,000         356,220
                                                                                                      ----------
INDUSTRIAL SERVICES .9%
Calpine Corp., senior note, 8.625%, 8/15/10.....................................         300,000         300,326
                                                                                                      ----------
PROCESS INDUSTRIES .9%
Lyondell Chemical Co., 9.875%, 5/01/07..........................................         300,000         295,500
                                                                                                      ----------
TRANSPORTATION .3%
Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda)..................         100,000         100,000
                                                                                                      ----------
UTILITIES 4.5%
CMS Energy Corp., senior note, 7.50%, 1/15/09...................................         300,000         261,867
Duquesne Light Co., 6.625%, 6/15/04.............................................         300,000         292,900
McLeodUSA Inc., 8.125%, 2/15/09.................................................         300,000         258,000
Nextel Communications Inc., senior note, 9.375%, 11/15/09.......................         300,000         290,250
Sprint Capital Corp., 6.875%, 11/15/28..........................................         500,000         411,465
                                                                                                      ----------
                                                                                                       1,514,482
                                                                                                      ----------
TOTAL CORPORATE BONDS (COST $7,527,300).........................................                       7,383,069
                                                                                                      ----------
ASSET BACKED SECURITIES 17.3%
Aames Mortgage Trust, 6.59%, 6/15/24............................................         422,891         420,548
Advanta Mortgage Loan Trust, 7.05%, 5/25/21.....................................          18,743          18,669
Banc One Home Equity Trust, 6.06%, 1/25/12......................................          53,653          53,156
Centex Home Equity, 5.91%, 4/25/19..............................................         132,829         131,749
Champion Home Equity Loan Trust, 7.72%, 5/25/29.................................         850,000         835,393
Countrywide Asset-backed Certificates, 6.78%, 11/25/27..........................         500,000         472,643
Delta Funding Home Equity Loan Trust, 6.28%, 5/25/30............................          29,007          28,856

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                       PRINCIPAL
 FRANKLIN BOND FUND                                                                     AMOUNT*         VALUE
 ------------------                                                                     -------         -----
 LONG TERM INVESTMENTS (CONT.)
 ASSET BACKED SECURITIES (CONT.)

 First Plus Home Loan Trust, 6.27%, 5/10/13........................................   $  119,578      $  119,116
 Green Tree Financial Corp., 5.75%, 10/15/18.......................................       39,602          39,456
 Green Tree Financial Corp., 7.00%, 10/15/27.......................................      100,665         100,728
 Green Tree Financial Corp., 7.68%, 7/01/30........................................    1,000,000         918,645
 Green Tree Financial Corp., 6.80%, 12/01/30.......................................      400,000         364,882
 Green Tree Financial Corp., 8.37%, 2/01/31........................................      500,000         463,611
 Green Tree Home Improvement Loan Trust, 7.16%, 3/15/28............................       92,190          92,351
 Merrill Lynch Mortgage Investors Inc., 8.55%, 1/15/12.............................      819,353         817,669
 Money Store Home Equity Trust, 6.04%, 8/15/17.....................................      126,485         125,947
 Residential Asset Securities Corp., 6.90%, 8/25/27................................       50,986          50,720
 Saxon Asset Security Trust, 6.365%, 10/25/13......................................       91,968          91,472
 Saxon Asset Security Trust, 7.00%, 3/25/27........................................      552,000         541,007
 Saxon Asset Security Trust, 6.93%, 1/25/30........................................      150,000         141,763
                                                                                                      ----------
 TOTAL ASSET BACKED SECURITIES (COST $5,929,254)...................................                    5,828,381
                                                                                                      ----------
 COMMERCIAL MORTGAGE BACKED SECURITIES 3.9%
 Bear Stearns Commercial Mortgage Securities, 1998-C1 CL A1, 6.34%, 10/16/07.......      362,279         354,185
 Morgan Stanley Capital I, 7.12%, 1/15/08..........................................    1,000,000         963,840
                                                                                                      ----------
 TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,306,454).....................                    1,318,025
                                                                                                      ----------
 MORTGAGE BACKED SECURITIES 49.8%
 15-YEAR MORTGAGE BACKED SECURITIES 3.1%...........................................
 FNMA, 5.50%, 1/01/14..............................................................      436,581         412,573
 FNMA, 8.00%, 6/01/15..............................................................      314,658         318,120
 GNMA, SF, 7.00%, 2/15/09..........................................................      328,971         331,432
                                                                                                      ----------
                                                                                                       1,062,125
                                                                                                      ----------
30-YEAR MORTGAGE BACKED SECURITIES 35.1%
(a)FHLMC, 7.50%, 11/01/28..........................................................    1,508,336       1,507,865
(a)FNMA, 6.50%, 11/01/28 ..........................................................    2,699,974       2,596,195
(a)FNMA, 6.00%, 11/01/29 ..........................................................    1,700,000       1,594,813
FNMA, 7.00%, 10/01/30 .............................................................    1,499,899       1,470,952
(a)FNMA, 8.00%, 11/01/30 ..........................................................    1,000,000       1,012,813
GNMA II, 6.00%, 3/20/28............................................................      432,618         406,811
GNMA II, 6.50%, 3/20/28............................................................      343,612         330,495
GNMA II, 6.50%, 6/20/30............................................................      439,075         422,046
GNMA, SF, 7.00%, 10/15/27..........................................................      446,636         441,310
(a)GNMA, SF, 7.00%, 11/01/29.......................................................      700,000         690,156
GNMA, SF, 7.50%, 2/15/30...........................................................      428,147         429,960
GNMA, SF, 8.00%, 2/15/30...........................................................      937,549         953,421
                                                                                                      ----------
                                                                                                      11,856,837
                                                                                                      ----------
 ADJUSTABLE RATE MORTGAGE SECURITIES 11.6%
 FNMA, ARM, 8.006%, 9/01/19........................................................      219,980         223,488
 FNMA, ARM, 7.925%, 12/01/24.......................................................      408,944         417,863
 FNMA, ARM, 8.745%, 6/01/30........................................................      672,164         707,189
 GNMA, ARM, 7.375%, 1/20/23........................................................      600,184         605,930
 GNMA, ARM, 7.125%, 10/20/26.......................................................       76,910          77,580
 Prudential Home Mortgage Securities, 8.671%, 7/25/18..............................    1,168,280       1,164,994

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                       PRINCIPAL
 FRANKLIN BOND FUND                                                                     AMOUNT*         VALUE
 ------------------                                                                     -------         -----
LONG TERM INVESTMENTS (CONT.)
MORTGAGE BACKED SECURITIES (CONT.)
ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
Saxon Mortgage Securities Corp., 9.652%, 5/25/24 ............................        $   67,193      $   70,301
Structured Asset Securities Corp., 8.533%, 11/15/26 .........................           626,740         639,913
                                                                                                     ----------
                                                                                                      3,907,258
                                                                                                     ----------
TOTAL MORTGAGE BACKED SECURITIES (COST $16,753,237) .........................                        16,826,220
                                                                                                     ----------
OTHER GOVERNMENT AND AGENCY SECURITIES 2.8%
FNMA, 5.75%, 4/15/03 ........................................................           500,000         492,561
FNMA, 6.50%, 4/29/09 ........................................................           500,000         477,786
                                                                                                     ----------
TOTAL OTHER GOVERNMENT AND AGENCY SECURITIES (COST $952,063) ................                           970,347
                                                                                                     ----------
FOREIGN GOVERNMENT SECURITIES 2.7%
Republic of Brazil, 12.25%, 3/06/30 (Brazil) ................................           250,000         218,438
Republic of Brazil, 11.00%, 8/17/40 (Brazil) ................................           275,000         211,406
Republic of Turkey, Reg S, 10.00%, 9/19/07 (Turkey) .........................           231,000         213,560
United Mexican States, 9.875%, 2/01/10 (Mexico) .............................           250,000         260,250
                                                                                                     ----------
TOTAL FOREIGN GOVERNMENT SECURITIES (COST $951,217) .........................                           903,654
                                                                                                     ----------
ZERO COUPON BOND .7%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
  9.92% thereafter, 4/01/11 (COST $291,392) .................................           400,000         236,000
                                                                                                     ----------
TOTAL LONG TERM INVESTMENTS (COST $33,710,917) ..............................                        33,465,696
                                                                                                     ----------
SHORT TERM INVESTMENTS 23.8%
COMMERCIAL MORTGAGE BACKED SECURITIES .4%
Criimi Mae CMBS Corp., 5.697%, 10/20/01 .....................................           137,825         135,463
                                                                                                     ----------
ELECTRONIC TECHNOLOGY .2%
Raytheon Co., 5.95%, 3/15/01 ................................................            70,000          69,652
                                                                                                     ----------
ENERGY MINERALS .1%
BP America Inc., debenture, 8.50%, 4/15/01 ..................................            37,000          37,171
                                                                                                     ----------
FINANCE 3.2%
Associates Corp. NA, 6.70%, 5/29/01 .........................................            10,000           9,975
Bankers Trust Corp., 9.00%, 8/01/01 .........................................            35,000          35,529
Bankers Trust Corp., sub. debenture, 9.40%, 3/01/01 .........................            35,000          35,265
Bear Stearns Co., Inc., senior note, 5.75%, 2/15/01 .........................            45,000          44,851
Chrysler Financial Co., LLC, 5.875%, 2/07/01 ................................           213,000         212,152
Chrysler Financial Co., LLC, 6.34%, 3/26/01 .................................            11,000          10,958
Dillard Investment, debenture, 9.25%, 2/01/01 ...............................            50,000          50,010
FleetBoston Finl. Corp., sub. note, 9.90%, 6/15/01 ..........................            55,000          55,937
Ford Motor Credit Co., 5.90%, 2/23/01 .......................................            10,000           9,952
Ford Motor Credit Co., 6.57%, 3/27/01 .......................................            70,000          69,986
Ford Motor Credit Co., 6.84%, 7/10/01 .......................................            25,000          25,034
Ford Motor Credit Co., 6.03%, 8/13/01 .......................................            20,000          19,907
General Electric Capital Corp., debenture, 8.375%, 3/01/01 ..................            25,000          25,097
International Lease Finance Corp., debenture, 8.875%, 4/15/01 ...............            45,000          45,431
Lehman Brothers Holdings, medium term note, 6.00%, 2/26/01 ..................           268,000         266,727
Merrill Lynch & Co., 6.02%, 5/11/01 .........................................            19,000          18,893
Morgan Stanley Dean Witter, senior note, 5.25%, 2/08/01  ....................            25,000          24,877

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                        PRINCIPAL
 FRANKLIN BOND FUND                                                                      AMOUNT*            VALUE
 ------------------                                                                      -------            -----
 SHORT TERM INVESTMENTS (CONT.)
 FINANCE (CONT.)
 Morgan Stanley Dean Witter, senior note, 6.09%, 3/09/01 .......................      $     15,000       $     14,922
 Republic NY Corp., debenture, 8.875%, 2/01/01 .................................            25,000             25,104
 Salomon Inc., Smith Barney Hld., senior note, 9.25%, 5/01/01 ..................            35,000             35,346
 Travelers Property Casualty, 6.75%, 4/15/01 ...................................            22,000             21,961
 Wells Fargo Co., 5.625%, 2/05/01 ..............................................            15,000             14,947
                                                                                                         ------------
                                                                                                            1,072,861
                                                                                                         ------------
 HEALTH TECHNOLOGY 1.1%
 Bausch & Lomb Inc., note, 6.15%, 8/01/01 ......................................           400,000            388,402
                                                                                                         ------------
 INDUSTRIAL SERVICES 2.3%
 Waste Management Inc., 7.125%, 6/15/01 ........................................           285,000            281,998
 Waste Management Inc., 6.125%, 7/15/01 ........................................           500,000            491,843
                                                                                                         ------------
                                                                                                              773,841
                                                                                                         ------------
 MISCELLANEOUS .3%
 CBS Corp., 8.875%, 6/01/01 ....................................................            95,000             95,772
 PNC Funding Corp., sub. note, 9.875%, 3/01/01 .................................            15,000             15,110
                                                                                                         ------------
                                                                                                              110,882
                                                                                                         ------------
 MONEY FUND 9.5%
 (b)Franklin Institutional Fiduciary Trust Money Market Portfolio ..............         3,204,763          3,204,763
                                                                                                         ------------
 RETAIL TRADE 4.5%
 Dillards Inc., 6.17%, 8/01/01 .................................................         1,000,000            969,949
 Sears Roebuck Acceptance, 6.18%, 12/01/00 .....................................            10,000              9,993
 Sears Roebuck Acceptance, 7.13%, 6/26/01 ......................................           445,000            443,455
 Target Corp., 10.00%, 12/01/00 ................................................            40,000             40,103
 Target Corp., 9.40%, 2/15/01 ..................................................            42,000             42,234
                                                                                                         ------------
                                                                                                            1,505,734
                                                                                                         ------------
 UTILITIES .3%
 GTE California Inc., debenture, 5.625%, 2/01/01 ...............................            15,000             14,932
 Virginia Electric Power, 6.30%, 6/21/01 .......................................            90,000             89,610
                                                                                                         ------------
                                                                                                              104,542
                                                                                                         ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES 1.9%
 Tennessee Valley Authority, 5.28%, 9/14/01 ....................................           600,000            592,418
 (c)U.S. Treasury Bill, 12/07/00 ...............................................            50,000             49,690
                                                                                                         ------------
                                                                                                              642,108
                                                                                                         ------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,057,012) ................................                            8,045,419
                                                                                                         ------------
 TOTAL INVESTMENTS (COST $41,767,929) 122.9% ...................................                           41,511,115
 OTHER ASSETS, LESS LIABILITIES (22.9%) ........................................                           (7,727,284)
                                                                                                         ------------
 NET ASSETS 100.0% .............................................................                         $ 33,783,831
                                                                                                         ============

*    The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b)  See Note 3 regarding investments in the Sweep Money Fund.

(c)  On deposit with broker for initial margin on futures contracts (Note 1(b)).

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000




                                                               FRANKLIN
                                                              ADJUSTABLE
                                                            U.S. GOVERNMENT       FRANKLIN
                                                            SECURITIES FUND       BOND FUND
                                                            ---------------       ---------
Assets:
Investments in securities:
  Cost...................................................   $ 252,106,283       $  41,767,929
                                                            =============       =============
  Value..................................................     232,958,393          41,511,115
 Receivables:
  Capital shares sold....................................       1,067,659             209,954
  Dividends and interest.................................              --             416,390
  Affiliates.............................................              --               9,946
                                                            -------------       -------------
      Total assets.......................................     234,026,052          42,147,405
                                                            -------------       -------------
Liabilities:
 Payables:
  Investment securities purchased........................              --           8,230,108
  Capital shares redeemed................................       1,444,276             114,425
  Affiliates.............................................          88,210                  --
  Shareholders...........................................          46,032                 237
  Variation margin (Note 1)..............................              --              14,500
 Other liabilities.......................................          34,951               4,304
                                                            -------------       -------------
      Total liabilities..................................       1,613,469           8,363,574
                                                            -------------       -------------
       Net assets, at value..............................   $ 232,412,583       $  33,783,831
                                                            =============       =============
Net assets consist of:
 Undistributed net investment income.....................   $     933,441       $      15,203
 Net unrealized depreciation.............................     (19,147,890)           (254,907)
 Accumulated net realized loss...........................     (89,352,230)         (1,938,302)
 Capital shares..........................................     339,979,262          35,961,837
                                                            -------------       -------------
       Net assets, at value..............................   $ 232,412,583       $  33,783,831
                                                            =============       =============
CLASS A:
 Net assets, at value....................................   $ 232,412,583       $  20,611,186
                                                            =============       =============
 Shares outstanding......................................      24,985,063           2,167,844
                                                            =============       =============
 Net asset value per share*..............................   $        9.30       $        9.51
                                                            =============       =============
 Maximum offering price per share (net asset value per
    share/97.75%, 95.75%, respectively)..................   $        9.51       $        9.93
                                                            =============       =============
ADVISOR CLASS:
 Net assets, at value....................................              --       $  13,172,645
                                                            =============       =============
 Shares outstanding......................................              --           1,384,242
                                                            =============       =============
 Net asset value and maximum offering price per share....              --       $        9.52
                                                            =============       =============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                  FRANKLIN
                                                                                 ADJUSTABLE
                                                                               U.S. GOVERNMENT        FRANKLIN
                                                                               SECURITIES FUND        BOND FUND
                                                                               ---------------        ---------
Investment income:
 Dividends (Note 3).........................................................     $ 15,071,636       $     82,825
 Interest...................................................................               --          1,916,227
                                                                                 ------------       ------------
      Total investment income...............................................       15,071,636          1,999,052
                                                                                 ------------       ------------
Expenses:
 Management fees (Note 3)...................................................               --            110,170
 Administrative fees (Note 3)...............................................          254,081             52,036
 Distribution fees - Class A (Note 3).......................................          633,809             32,662
 Transfer agent fees (Note 3)...............................................          421,964             16,235
 Custodian fees.............................................................               --              1,560
 Reports to shareholders....................................................           60,085              4,322
 Registration and filing fees...............................................           34,996             22,951
 Professional fees (Note 3).................................................           25,610             20,704
 Trustees' fees and expenses................................................           15,904              1,572
 Other......................................................................            6,934              8,968
                                                                                 ------------       ------------
      Total expenses........................................................        1,453,383            271,180
      Expenses waived/paid by affiliate (Note 3)............................               --           (173,566)
                                                                                 ------------       ------------
       Net expenses.........................................................        1,453,383             97,614
                                                                                 ------------       ------------
        Net investment income...............................................       13,618,253          1,901,438
                                                                                 ------------       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................................       (2,737,933)          (243,279)
  Financial futures contracts...............................................               --             57,496
                                                                                 ------------       ------------
   Net realized loss........................................................       (2,737,933)          (185,783)
 Net unrealized appreciation on investments and financial futures contracts.        2,365,317            345,619
                                                                                 ------------       ------------
Net realized and unrealized gain (loss).....................................         (372,616)           159,836
                                                                                 ------------       ------------
Net increase in net assets resulting from operations........................     $ 13,245,637       $  2,061,274
                                                                                 ============       ============

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                         FRANKLIN ADJUSTABLE
                                                   U.S. GOVERNMENT SECURITIES FUND               FRANKLIN BOND FUND
                                                   -------------------------------               ------------------
                                                       2000                1999               2000                 1999
                                                       ----                ----               ----                 ----
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $  13,618,253       $  13,753,864       $   1,901,438       $   2,191,713
  Net realized loss from investments and
   financial futures contracts ...............       (2,737,933)         (2,239,106)           (185,783)         (1,669,242)
  Net unrealized appreciation (depreciation)
   on investments and financial futures
   contracts .................................        2,365,317             168,036             345,619            (906,443)
                                                  -------------       -------------       -------------       -------------
      Net increase (decrease) in net assets
        resulting  from operations ...........       13,245,637          11,682,794           2,061,274            (383,972)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................      (13,416,415)        (13,725,049)         (1,059,660)           (403,205)
   Advisor Class .............................               --                  --          (1,111,986)         (1,804,997)
  Net realized gains:
   Class A ...................................               --                  --                  --             (23,840)
   Advisor Class .............................               --                  --                  --            (158,045)
                                                  -------------       -------------       -------------       -------------
 Total distributions to shareholders .........      (13,416,415)        (13,725,049)         (2,171,646)         (2,390,087)
 Capital share transactions: (Note 2)
   Class A ...................................      (50,101,470)        (13,570,505)         12,718,009           4,122,424
   Advisor Class .............................               --                  --           1,207,765         (17,200,522)
                                                  -------------       -------------       -------------       -------------
 Total capital share transactions ............      (50,101,470)        (13,570,505)         13,925,774         (13,078,098)
      Net increase (decrease) in net assets ..      (50,272,248)        (15,612,760)         13,815,402         (15,852,157)
Net assets:
 Beginning of year ...........................      282,684,831         298,297,591          19,968,429          35,820,586
                                                  -------------       -------------       -------------       -------------
 End of year .................................    $ 232,412,583       $ 282,684,831       $  33,783,831       $  19,968,429
                                                  =============       =============       =============       =============
Undistributed net investment income included
 in net assets:
  End of year ................................    $     933,441       $     731,603       $      15,203       $     206,188
                                                  =============       =============       =============       =============

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds portfolio shares that are valued at their proportionate interest in the net asset values of the Portfolio. At October 31, 2000 the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio.

b. FUTURES CONTRACTS

The Franklin Bond Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

c. MORTGAGE DOLLAR ROLLS

The Franklin Bond Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and repurchase price is treated as interest income and realized gains and losses are deferred.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Bond Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                       CLASS
        ----                                                       -----
        Franklin Adjustable U.S. Government Securities Fund     A
        Franklin Bond Fund                                      A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2000 there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ADJUSTABLE
                                                       U.S. GOVERNMENT SECURITIES FUND       FRANKLIN BOND FUND
                                                       -------------------------------       ------------------
                                                           SHARES           AMOUNT          SHARES          AMOUNT
                                                           ------           ------          ------          ------
CLASS A SHARES:
2000
 Shares sold .......................................     15,193,146      $141,054,087      1,746,021      $16,477,834
 Shares issued in reinvestment of distributions ....        888,957         8,235,523         61,770          581,748
 Shares redeemed ...................................    (21,485,637)     (199,391,080)      (458,644)      (4,341,573)
                                                        -----------     -------------     ----------     ------------
 Net increase (decrease) ...........................    (5,403,534)      $(50,101,470)     1,349,147      $12,718,009
                                                        ==========      =============     ==========     ============
1999
 Shares sold .......................................     24,552,970      $228,668,326        619,183       $6,175,528
 Shares issued in reinvestment of distributions ....        902,518         8,389,289         19,877          195,826
 Shares issued on merger(a) ........................      2,176,537        20,350,622            --               --
 Shares redeemed ...................................    (29,098,204)     (270,978,742)      (228,647)      (2,248,930)
                                                        -----------     -------------     ----------     ------------
 Net increase (decrease) ...........................     (1,466,179)     $(13,570,505)       410,413       $4,122,424
                                                        ===========     =============     ==========     ============
ADVISOR CLASS
2000
 Shares sold .......................................                                         189,824       $1,804,702
 Shares issued in reinvestment of distributions ....                                          96,283          907,693
 Shares redeemed ...................................                                        (159,264)      (1,504,630)
                                                                                          ----------     ------------
 Net increase ......................................                                         126,843       $1,207,765
                                                                                          ==========     ============
1999
 Shares sold .......................................                                         749,605       $7,643,339
 Shares issued in reinvestment of distributions ....                                         178,319        1,787,167
 Shares redeemed ...................................                                      (2,713,667)     (26,631,028)
                                                                                          ----------     ------------
 Net decrease ......................................                                      (1,785,743)    $(17,200,522)
                                                                                          ==========     ============

(a)During the year ended October 31, 1999, the Adjustable U.S. Government Securities Fund acquired the net assets of the Franklin Adjustable Rate Securities Fund pursuant to a plan of reorganization approved by the fund's shareholders. The merger was accomplished by a tax free exchange.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                  AFFILIATION
------                                                                  -----------
Franklin Advisers Inc. (Advisers)                                       Investment Manager
Franklin Templeton Services Inc. (FT Services)                          Administrative Manager
Franklin/Templeton Investor Services Inc. (Investor Services)           Transfer Agent
Franklin/Templeton Distributors Inc. (Distributors)                     Principal Underwriter
Templeton Investment Counsel Inc. (TICI)                                Investment Manager
The U.S. Government Adjustable Rate Mortgage Portfolio                  The fund in which the Franklin Adjustable U.S.
                                                                        Government Securities Fund invests.

The Franklin Bond Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Franklin Bond Fund pays an investment management fee to Advisers of .425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

Management fees were reduced for the Franklin Bond Fund on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TICI provides subadvisory services to the Franklin Bond Fund and receives from Advisers fees based on the month-end net assets of the fund.

The Franklin Bond Fund pays an administrative fee to FT Services of .20% per year of the fund's average daily net assets.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Bond Fund as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class A for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                           FRANKLIN
                                          ADJUSTABLE
                                        U.S. GOVERNMENT     FRANKLIN
                                        SECURITIES FUND     BOND FUND
                                        -----------------------------
Net Commissions paid ................     $77,208            $36,892
Contingent deferred sales charges ...     $33,372            $    --

The Funds paid transfer agent fees of $438,199 of which $303,955 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

At October 31, 2000, Advisers or investment companies managed by Advisers owned 45.6% of the net assets of the Franklin Bond Fund.

Included in professional fees are legal fees of $5,886 that were paid to a law firm in which a partner was an officer of the Funds.


4. INCOME TAXES

At October 31, 2000, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                           FRANKLIN
                                          ADJUSTABLE
                                        U.S. GOVERNMENT        FRANKLIN
                                        SECURITIES FUND        BOND FUND
                                        ---------------        ---------
Capital loss carryovers expiring in:
 2001 ................................    $ 7,701,615         $        --
 2002 ................................     42,220,363                  --
 2003 ................................     18,463,010                  --
 2004 ................................      8,807,294                  --
 2005 ................................      4,580,551                  --
 2006 ................................      2,585,375                  --
 2007 ................................      1,456,300           1,794,250
 2008 ................................      3,438,157             142,145
                                          -----------         -----------
                                          $89,252,665         $ 1,936,395
                                          ===========         ===========

On October 31,2000, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $1,925,614, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and financial futures transactions.

At October 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                    FRANKLIN
                                   ADJUSTABLE
                                 U.S. GOVERNMENT            FRANKLIN
                                 SECURITIES FUND            BOND FUND
                                 ---------------            ---------
Investments at cost ..........    $ 252,205,848          $  41,767,929
                                  =============          =============
Unrealized appreciation ......    $          --          $     221,156
Unrealized depreciation ......      (19,247,455)              (477,970)
                                  -------------          -------------
Net unrealized depreciation ..    $ (19,247,455)         $    (256,814)
                                  =============          =============

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)





5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 were as follows:

                    FRANKLIN
                   ADJUSTABLE
                 U.S. GOVERNMENT         FRANKLIN
                 SECURITIES FUND         BOND FUND
                -----------------      ------------
Purchases .....   $ 92,539,978         $ 22,603,961
Sales .........   $141,104,408         $ 11,164,736


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Franklin Bond Fund has been a party to financial instruments with off-balance-sheet risk, primarily futures contracts, in order to minimize the impact on the fund from adverse changes in interest rates. This instrument involves market risk in excess of the amount recognized on the Statement of Assets and Liabilities. The contract amount indicates the extent of the fund's involvement in such contracts.

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

As of October 31, 2000, the Franklin Bond Fund had the following futures contracts outstanding:

                                       NUMBER OF        DELIVERY         CONTRACT     UNREALIZED
CONTRACTS TO BUY                       CONTRACTS         DATES          FACE VALUE       GAIN
----------------                       ---------         -----          ----------       ----
U.S. Treasury Bond (CBT) Dec00 ......     29       12/1/00-12/29/00     $2,900,000      $1,907

7. CREDIT RISK

The Franklin Bond Fund has 7.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------
                                                            2000           1999          1998          1997         1996
                                                            ----           ----          ----          ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   9.31       $   9.37      $   9.48      $   9.37     $   9.33
                                                          --------       --------      --------      --------     --------
Income from investment operations:
 Net investment income(b) .............................       .555           .496          .553          .593         .589
 Net realized and unrealized gains (losses) ...........      (.010)         (.060)        (.110)         .110         .040
                                                          --------       --------      --------      --------     --------
Total from investment operations ......................       .545           .436          .443          .703         .629
Less distributions from net investment income .........      (.555)         (.496)        (.553)        (.593)       (.589)
                                                          --------       --------      --------      --------     --------
Net asset value, end of year ..........................   $   9.30       $   9.31      $   9.37      $   9.48     $   9.37
                                                          ========       ========      ========      ========     ========
Total Return(a) .......................................       6.03%          4.77%         4.80%         7.74%        6.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $232,949       $281,974      $302,434      $342,541     $406,431
Ratios to average net assets:
 Expenses .............................................        .43%           .43%          .26%          .25%         .25%
 Expenses excluding waiver and payments by affiliate ..        .43%           .43%          .43%          .43%         .42%
 Net investment income ................................       5.96%          5.32%         5.88%         6.31%        6.31%
Portfolio turnover rate ...............................      12.68%         23.23%        38.92%        20.84%       24.63%

(a)  Total return is not annualized for periods less than one year.

(b)  Based on average shares outstanding effective year ended October
     31, 1999.


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                                                 PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                 AMOUNT             VALUE
--------------------------------------------------                                                 ------             -----
LONG TERM INVESTMENTS 94.0%
U.S. GOVERNMENT AGENCY SECURITIES 92.9%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 13.9%
Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.00%, 11/01/16 .........................     $ 2,419,995        $ 2,444,528
Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.925%, 5/01/26 .......................       3,240,909          3,330,551
Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 8.319%, 7/01/18 .........................       1,409,398          1,434,345
Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 8.002%, 4/01/18 .........................       3,389,115          3,459,808
Cap 12.993%, Margin 1.743% + 6 Month TB, Resets Semi-Annually, 7.935%, 10/01/29 ...........         625,125            626,988
Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.774%, 9/01/19 .........................       2,718,528          2,753,298
Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.196%, 12/01/16 .......................       1,521,089          1,544,027
Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 8.055%, 5/01/25 ........................       2,472,203          2,540,759
Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.976%, 10/01/18 .......................         730,899            744,878
Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.557%, 3/01/19 ........................       1,172,429          1,191,729
Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.678%, 3/01/18 ........................       2,459,441          2,499,284
Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.779%, 4/01/19 ..........................       4,167,341          4,223,082
Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 8.226%, 7/01/20 .........................       2,463,746          2,524,317
Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 8.430%, 11/01/19 .......................       1,217,500          1,248,061
Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.943%, 12/01/21 .................         753,545            768,316
Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.391%, 2/01/19 .........................         935,474            973,382
                                                                                                                    ----------
                                                                                                                    32,307,353
                                                                                                                    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 70.4%
Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.891%, 3/01/22 ..........................         376,035            383,205
Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.970%, 2/01/25 ........................       1,963,063          2,011,317
Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 8.207%, 6/01/32 .....................       5,770,881          5,901,269
Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.958%, 9/01/29 .........................       5,663,506          5,604,283
Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 6.259%, 4/01/22 .........................       4,403,264          4,318,536
Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.686%, 1/01/19 .........................       4,754,028          4,707,668
Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.480%, 8/01/29 ........................       9,857,012          9,621,187
Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.740%, 11/01/18 ...........         981,080          1,007,371
Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.616%, 11/01/17.........................       9,210,354          9,196,858
Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.757%, 3/01/19 ..........................       1,566,543          1,593,360
Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 ..........................         437,165            434,339
Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 7.706%, 1/01/19 ..............       4,217,226          4,239,072
Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 1/01/19 .........................       2,186,484          2,163,778
Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 9/01/18 .........................       8,294,860          8,199,757
Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 6.686%, 6/01/20 .........................       5,343,723          5,296,865
Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.250%, 1/01/19 .........................         310,522            308,487
Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 8.056%, 11/01/20 ........................       1,640,886          1,686,825
Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.545%, 5/01/19 .........................       2,268,173          2,287,712
Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.888%, 6/01/17 .............       1,404,268          1,453,934
Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.266%, 10/01/17 ..................       1,504,856          1,557,954
Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.414%, 7/01/17 .............       5,316,217          5,432,733
Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 2/01/19 .........................       2,937,577          2,879,561
Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 8.088%, 4/01/18 ............         393,576            401,266
Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 8.033%, 12/01/19 .......................       1,504,038          1,539,169
Cap 12.994%, Margin 1.923% + CMT, Resets Annually, 7.759%, 12/01/17 .......................         565,991            573,536
Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.411%, 11/01/17 ..................       2,219,869          2,263,675
Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.742%, 6/01/19 ..........................       2,130,332          2,173,455

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                       PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                       AMOUNT             VALUE
--------------------------------------------------                                                       ------             -----
LONG TERM INVESTMENTS (CONT.)
U.S. GOVERNMENT AGENCY SECURITIES (CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.926%, 2/01/20 ................................    $  6,899,033      $  6,827,523
Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.930%, 12/01/20 ...................       2,430,614         2,477,859
Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.765%, 4/01/19 ..............................       2,953,855         3,022,723
Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.792%, 6/01/19 ..............................       1,998,959         2,034,534
Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 6.893%, 6/01/19 ..............................       2,571,271         2,559,348
Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 8.321%, 11/01/26 .................         980,483         1,010,473
Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 7.574%, 1/01/26 ........................       4,559,869         4,653,906
Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 8.023%, 6/01/19 ...............................       1,463,981         1,494,747
Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.853%, 10/01/19 ..............................       3,401,476         3,460,913
Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.326%, 4/01/03 ................................       2,231,650         2,228,846
Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 8.031%, 9/01/22 ..............................       5,541,558         5,677,507
Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.607%, 8/01/26 ................................         643,928           635,261
Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 8.099%, 3/01/21 ..............................       1,837,681         1,885,898
Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 8.101%, 12/01/20 ..............................       3,477,172         3,573,815
Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.963%, 3/01/19 ...............................         951,534           974,916
Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.831%, 7/01/24 ....................       3,256,737         3,225,019
Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.236%, 3/01/22 ........................         417,221           429,501
Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 7.715%, 8/01/16 .................................         115,732           117,199
Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.770%, 3/01/18 ..............................         768,265           781,091
Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.751%, 2/01/19 ...............................       1,562,559         1,602,520
Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.549%, 12/01/18 ..............................       1,274,851         1,305,845
Cap 13.932%, Margin 1.992% + 3CMT, Resets Every 3 Years, 7.395%, 6/01/26 ........................       3,239,912         3,300,277
Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.922%, 1/01/19 ..............................       2,601,676         2,652,753
Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.877%, 5/01/21 .........................       3,946,546         4,061,685
Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 8.068%, 3/01/20 ...............................       1,540,570         1,584,798
Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.794%, 12/01/24 .......................       3,831,306         3,931,677
Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.786%, 8/01/22 .........................       1,027,490         1,055,516
Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 8.332%, 6/01/19 ...............................       2,989,953         3,102,826
Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 7.425%, 12/01/17 .......................       1,453,985         1,482,600
Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.802%, 1/01/16 ...............................       3,813,334         3,843,393
Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.901%, 5/01/19 ..............................       1,701,379         1,782,767
                                                                                                                       ------------
                                                                                                                        164,014,908
                                                                                                                       ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.6%
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.750%, 9/20/22 ................................       3,711,264         3,753,733
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 10/20/24 ...............................       4,404,847         4,444,159
Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.750%, 7/20/25 ................................       1,350,041         1,402,734
Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.375%, 1/20/23 ................................      10,314,937        10,413,689
                                                                                                                       ------------
                                                                                                                         20,014,315
                                                                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $219,255,746) .....................................                       216,336,576
                                                                                                                       ------------
MISCELLANEOUS MORTGAGE BACKED SECURITIES 1.1%
Countrywide Mortgage Backed Securities, Inc., Series 1994-I, A8, 6.25%, 7/25/09 .................         262,050           259,955
Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 7.543%, 1/25/18 ...         409,952           409,695
RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 7.634%, 1/25/25 ...............         509,830           507,691

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


                                                                                     PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   AMOUNT              VALUE
 --------------------------------------------------                                   ------              -----
 LONG TERM INVESTMENTS (CONT.)
 MISCELLANEOUS MORTGAGE BACKED SECURITIES (CONT.)
 Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR,
   Resets Annually, 8.197%, 10/25/16 ...........................................   $    416,318        $    415,698
 Sears Mortgage Securities, Cap 13.66%, Margin 2.42% +COFI, Resets Monthly,
   6.180%, 7/25/21 .............................................................        169,614             167,732
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25%+CMT,
   Resets Annually, 7.701%, 12/25/18 ...........................................        363,527             363,618
 Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1
   Month LIBOR, Resets Monthly, 7.370%, 6/25/20 ................................        187,272             186,569
 Western Federal Savings And Loan Association, Cap 12.75%, Margin 0.75% + 1
   Month LIBOR, Resets Monthly, 7.370%, 7/25/20 ................................        201,288             200,533
                                                                                                       ------------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $2,529,175) ..............                          2,511,491
                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $221,784,921) ...............................                        218,848,067
                                                                                                       ------------
 (a) REPURCHASE AGREEMENT 5.5%
 Joint Repurchase Agreement, 6.563%, 11/01/00, (Maturity Value $12,906,833)
   (COST $12,904,480) ..........................................................     12,904,480          12,904,480
  Barclays Capital Inc. ........................................................
  Bear, Stearns & Co. Inc. .....................................................
  Deutsche Bank Govt. Securities ...............................................
  Dresdner Kleinwort Benson, North America LLC .................................
  Lehman Brothers Inc. .........................................................
  Nesbitt Burns Securities Inc. ................................................
  Paribas Corporation ..........................................................
  Societe Generale .............................................................
  UBS Warburg ..................................................................
   Collateralized by U.S. Treasury Bills and Notes .............................
                                                                                                       ------------
 TOTAL INVESTMENTS (COST $234,689,401) 99.5% ...................................                        231,752,547
 OTHER ASSETS, LESS LIABILITIES .5%  ...........................................                          1,196,473
                                                                                                       ------------
 NET ASSETS 100.0% .............................................................                       $232,949,020
                                                                                                       ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR - Discount Rate
LIBOR - London Interbank Offered Rate
NACR - National Average Contract Rate
NCI - National Median Cost of Funds Index
RTC - Resolution Trust Corp.
TB   - Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

Assets:
 Investments in securities:
  Cost..............................................................   $ 234,689,401
                                                                       =============
  Value.............................................................     231,752,547
 Receivables:
  Investment securities sold........................................         623,619
  Interest..........................................................       1,552,950
                                                                       -------------
      Total assets..................................................     233,929,116
                                                                       -------------
Liabilities:
 Payables:
  Capital shares redeemed...........................................         865,773
  Affiliates........................................................          79,750
 Other liabilities..................................................          34,573
                                                                       -------------
      Total liabilities.............................................         980,096
                                                                       -------------
       Net assets, at value.........................................    $232,949,020
                                                                       =============
Net assets consist of:
 Net unrealized depreciation........................................      (2,936,854)
 Accumulated net realized loss......................................     (92,731,427)
 Capital shares.....................................................     328,617,301
                                                                       -------------
 Net assets, at value...............................................   $ 232,949,020
                                                                       =============
 Shares outstanding.................................................      25,049,290
                                                                       =============
 Net asset value and maximum offering price per share (net
   asset value divided by shares outstanding).......................   $        9.30
                                                                       =============

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

Investment income:
 Interest.................................................  $ 16,163,151
                                                            ------------
Expenses:
 Management fees (Note 3).................................     1,014,088
 Custodian fees...........................................         2,517
 Reports to shareholders..................................         1,311
 Professional fees (Note 3)...............................        44,070
 Trustees' fees and expenses..............................        13,804
 Other....................................................        15,575
                                                            ------------
      Total expenses......................................     1,091,365
                                                            ------------
       Net investment income..............................    15,071,786
                                                            ------------
Realized and unrealized losses:
 Net realized loss from investments.......................      (210,331)
 Net unrealized depreciation on investments...............      (250,160)
                                                            ------------
Net realized and unrealized loss..........................      (460,491)
                                                            ------------
Net increase in net assets resulting from operations......  $ 14,611,295
                                                            ============

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                                                            2000                  1999
                                                                                            ----                  ----
Increase (decrease) in net assets:
 Operations:
  Net investment income.............................................................   $  15,071,786         $  15,297,092
  Net realized loss from investments................................................        (210,331)             (140,123)
  Net unrealized depreciation on investments........................................        (250,160)           (1,785,775)
                                                                                       -------------         -------------
      Net increase in net assets resulting from operations..........................      14,611,295            13,371,194
 Distributions to shareholders from net investment income...........................     (15,071,786)          (15,297,092)
 Capital share transactions (Note 2)................................................     (48,564,430)          (18,533,904)
                                                                                       -------------         -------------
      Net decrease in net assets....................................................     (49,024,921)          (20,459,802)
 Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year..................................................................     281,973,941           302,433,743
                                                                                       -------------         -------------
 End of year........................................................................   $ 232,949,020         $ 281,973,941
                                                                                       =============         =============

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2000, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                            SHARES              AMOUNT
                                                            ------              ------
2000
 Shares sold .......................................       8,344,642         $  77,468,342
 Shares issued in reinvestment of distributions ....       1,623,370            15,071,636
 Shares redeemed ...................................     (15,197,502)         (141,104,408)
                                                         -----------          ------------
    Net decrease ...................................      (5,229,490)        $ (48,564,430)
                                                         ===========          ============
1999
 Shares sold .......................................      18,450,025         $ 172,044,493
 Shares issued in reinvestment of distributions ....       1,641,140            15,300,133
 Shares redeemed ...................................     (22,090,242)         (205,878,530)
                                                         -----------          ------------
    Net decrease ...................................      (1,999,077)        $ (18,533,904)
                                                         ===========          ============


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2000, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

Included in professional fees are legal fees of $1,770 that were paid to a law firm in which a partner was an officer of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 2000, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
          2001 ....................       $17,182,002
          2002 ....................        67,102,060
          2003 ....................         7,677,608
          2004 ....................           419,303
          2007 ....................           140,123
          2008 ....................           210,331
                                          -----------
                                          $92,731,427
                                          ===========

At October 31, 2000, the Portfolio had expired capital loss carryovers of $44,474,794, which were reclassified to paid-in capital.

At October 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $234,689,401 was as follows:

        Unrealized appreciation .......   $   242,547
        Unrealized depreciation .......    (3,179,401)
                                           ----------
        Net unrealized depreciation ...   $(2,936,854)
                                          ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 aggregated $30,418,006 and $78,546,522, respectively.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ADJUSTABLE RATE SECURITIES PORTFOLIOS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U. S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

48